UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-638-5859

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

INDEPENDENT FRANCHISE PARTNERS

US EQUITY FUND

ANNUAL REPORT

September 30, 2023

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2023

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SHAREHOLDER LETTER

September 30, 2023

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2023 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2023.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Sandeep Ghela
President	Chief Operating Officer
Advisers Investment Trust	Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Independent Franchise Partners US Equity Fund

Value of a hypothetical $3,000,000 investment in the Fund from September 30, 2013 to September 30, 2023

Average Annual Total Returns as of September 30, 2023

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index	S&P 500 Index
Q4 2022	9.94%	9.70%	12.42%	7.56%
Q1 2023	8.59%	8.32%	1.01%	7.50%
Q2 2023	8.52%	8.25%	4.07%	8.74%
Q3 2023	-4.31%	-4.55%	-3.17%	-3.27%
Year to Date	12.76%	12.48%	1.79%	13.07%
1 Year	23.97%	23.70%	14.44%	21.62%
3 Years (Annualized)	9.89%	9.83%	11.05%	10.15%
5 Years (Annualized)	11.13%	11.09%	6.23%	9.92%
10 Years (Annualized)	11.63%	11.62%	8.45%	11.91%
Since Inception
(Annualized)	12.42%	12.41%	10.53%	13.27%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The Fund’s Total Annual Operating Expense, per the most recent Prospectus, is 0.68%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

Data as at September 30, 2023. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s primary benchmark for performance comparison purposes is the Russell 1000 Value Index. The Russell 1000 Value Index measures the return of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment of the US economy. The Index is completely

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Benchmark returns are calculated with dividends reinvested gross of withholding tax. The index reflects the returns of approximately 1000 holdings. The secondary benchmark is the S&P 500 Index. The S&P 500 Index is a capitalisation-weighted index of 500 US stocks. The benchmark is designed to measure the return of the broad domestic US economy through changes in the aggregate market value of 500 stocks representing all major industries. Sources of foreign exchange rates may be different between composites and the benchmark. Benchmark returns are calculated with dividends reinvested gross of withholding tax. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. Please refer to the Fund’s Prospectus for further information.

Portfolio Commentary

In the year to September 30, 2023, the Fund returned 23.97% (assuming no redemption fee). This is an attractive absolute return and compares favorably against the Russell 1000 Value Index and S&P 500 Index which rose 14.44% and 21.62%, respectively. We are pleased with the Fund’s return although it is unusual for the US Franchise strategy to outpace such a rapidly rising market. If these strong market returns continue, it is reasonable to expect the Fund’s returns to start to lag the broader equity market.

The Fund benefitted from exposure to certain stocks that possess durable intangible assets, notably Oracle in the information technology sector, Booking Holdings and Richemont in the consumer discretionary sector, Zillow in the real estate sector, and News Corp in the communication services sector.

The Fund’s lack of exposure to the utilities sector, which was the only sector to fall during the review period, benefited returns relative to the Russell 1000 Value Index. Companies in the utilities sector tend to be highly capital intensive and operate in a regulated environment in which it is hard to exercise pricing power. These attributes do not fit our long-term, buy and hold investment approach.

Materials was the weakest sector for the Fund, driven by weaker returns from Corteva, which detracted from the Fund’s return. Companies such as Bristol Myers Squibb and British American Tobacco (BAT), in the health care and consumer staples sectors, respectively, also detracted from the Fund’s returns during the period.

We encourage clients to assess returns over longer intervals, like a full market cycle, in line with our investment horizon. We caution that Franchise returns will likely lag if markets are led by sectors where we do not find Franchise opportunities. As always, we continue to design Franchise portfolios with the dual goals of earning an attractive long-term rate of return while insulating clients from the worst of equity market drawdowns.

Investment Returns and Contribution to Fund Return – 1 Year ended September 30, 2023

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
Booking	+86%	Bristol Myers Squibb	-16%	Oracle	+359	Bristol Myers Squibb	-81
Oracle	+78%	Corteva	-9%	Booking	+322	Corteva	-27
Zillow	+61%	BAT	-6%	Zillow	+234	BAT	-10
Salesforce	+41%	Estée Lauder	-5%	Richemont	+173	Estée Lauder	-8
Novartis	+37%	Johnson & Johnson	-2%	News Corp	+170	Johnson & Johnson	0

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ended September 30, 2023. Contribution to Fund return reflects contribution to gross return and is presented in US Dollars for the period the stocks were held during the year to September 30, 2023. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Significant Contributors to the Fund’s Return

Among the top contributors to the Fund’s return were Oracle, Booking and Zillow.

Oracle is making strong progress in transitioning both its application and database businesses to the cloud. Oracle’s cloud infrastructure solutions are performing well ahead of market expectations. The company is now gaining market share in the Infrastructure-as-a-Service market, albeit from a low base. We think these share gains can continue in the medium term. We reduced the position size in June 2023 given the strong share price performance since the start of 2023 as the market starts to recognise the improved competitive position and revenue growth acceleration. Oracle’s shares trade on a 4.6% estimated free cash flow yield.

Booking’s quarterly results releases in February and August 2023 demonstrated that it is benefitting from greater demand for travel and higher hotel prices. Booking has emerged from the COVID-19 travel downturn in a stronger competitive position as it starts to realise the benefits of its investment in its “Connected Trip” or one-stop, travel solution. The company revealed that an increasing proportion of its total bookings come through its apps, growing from 32% in 2019 to 48% by mid-2023. This is a further indication of the strength of the Booking.com brand. We continue to think Booking is well placed to further increase its market share given the strength of its brand, the broad geographic footprint of its listings, and its continued investment to improve the customer experience. Booking’s shares trade on a 6.3% estimated free cash flow yield.

Zillow’s shares benefitted from a stabilisation in U.S. home buying interest in the first half of 2023 following steady declines for much of 2022. We think Zillow is well placed to improve medium-term revenues and margins by better monetising its strong brand. Almost 70% of U.S. consumers start their home search on Zillow, but the company currently only monetises around 3% of housing transactions. Zillow is making progress on several near-term product development initiatives in touring, mortgage, and seller services that should help to close this gap. The company’s shares trade on a 5.5% estimated free cash flow yield. While we are mindful of the shorter-term cyclical headwinds driven by higher interest rates, we think this is an attractive valuation given Zillow’s leading market position and its secular growth opportunity.

Notable Detractors from the Fund’s Return

Among the largest detractors from the Fund’s return were Bristol Myers Squibb, Corteva and BAT.

Bristol’s shares were affected by some modest clinical trial setbacks and disappointing second quarter 2023 results, with a reduction in full year guidance due to lower-than-expected revenues for its off-patent drug Revlimid. In addition, the company announced the failure of a clinical trial for the use of its drug Sotyktu. Uncertainty also emerged over the U.S. Food and Drug Administration’s upcoming approval for Reblozyl. Bristol also announced the pending retirement of CEO Giovanni Caforio in November 2023. Caforio will be replaced by Chief Commercialisation Officer Christopher Boerner. We do not expect the company’s strategic priorities to change materially, and the transition appears to be orderly.

We are not overly concerned by the Sotyktu clinical trial failure and Reblozyl uncertainty. These are just two of a number of strong new therapy launches for the company and Reblozyl already has good traction as a second-line treatment. The weakness in Revlimid’s revenues does not materially affect our investment thesis as the drug is now off patent and therefore represents a smaller proportion of the company’s expected future revenues. The company’s shares trade on an estimated 12.1% free cash flow yield, which we think underestimates the strength of its new drug launches and pipeline.

Corteva reported better-than-expected first quarter results, and second quarter results that were in line with the market’s expectations. However, management indicated that industry-wide de-stocking in crop protection chemicals (CPC) would weigh on full year results. We think this is a short-term concern. We remain encouraged by Corteva’s strong execution of its newly launched CPC products, the continued increase in the penetration of its Enlist seeds trait platform, and the market share gains that Corteva has made in key geographies. Corteva’s shares trade on a 7.1% estimated free cash flow yield.

BAT announced a 12-month suspension of its share buybacks. In addition, weak U.S. cigarette volumes, concerns that BAT’s strong market share gains in the U.S. may abate following Altria’s acquisition of a smaller U.S. vaping competitor, and the unanticipated announcement that CEO Jack Bowles has been replaced by CFO Tadeu Marroco also weighed on the stock.

We expect the suspension of the share buybacks to be a temporary move to bolster the company’s balance sheet in relation to litigation payments that are finally coming due. We believe BAT’s U.S. business should benefit from

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

the continued reduction in synthetic nicotine volumes as regulatory scrutiny increases on this part of the market, and also from the continued significant operational weakness at next generation product competitor Juul. This should offset any potential slowing of market share gains.

We understand the market’s negative reaction to the CEO’s unexpected departure. However, we believe Marroco is a solid appointment and think the company’s strategy is unlikely to change significantly. Bowles’ departure follows a recent large fine from the U.S. Department of Justice for engaging in commercial activity in sanctioned countries in the Asia-Pacific region in the early-to-mid-2010s. The company has subsequently overhauled its global compliance function and increased senior executive oversight to help prevent a repeat of this activity. BAT continues to deliver attractive compounding due to its strong pricing power and remains well-positioned in less harmful products, especially in the U.S., where it has a consistent track record of taking market share. The company’s shares trade on a 10.0% estimated free cash flow yield.

Significant Portfolio Changes During the Year

During the year, we initiated positions in Aspen Technology, Estée Lauder and The New York Times. We sold the positions in Accenture, Alphabet, Microsoft and Western Union.

Initial Purchases

We began building a position in Aspen Technology in June and completed the initial purchase in July. The company sells complex software to optimise the construction and operation of process manufacturing facilities such as chemical plants and oil refineries. Aspen is the clear industry leader with a strong track record of innovation and, we believe, market share gains.

The software’s complexity creates powerful barriers to entry; there have been no meaningful new market entrants in the past two decades. The key intangible asset is the high switching costs from the significant disruption and re-training involved when a client changes software provider. We have followed the company for close to a decade and management has a strong track record of execution, innovation and capital allocation. We think Aspen has the opportunity to generate double digit top-line growth, as well as significantly increase margins due to operating leverage and acquisition synergies in the next few years.

There are three main risks to the investment thesis. The first is the potential for poor capital allocation. However, Aspen’s management team has a history of financial discipline, and of successfully acquiring and integrating companies with niche capabilities. The second risk is the long-term outlook for upstream and downstream oil-related capital expenditure due to decarbonisation. We actually think decarbonisation should be positive for Aspen in the medium and potentially even the long term as customers invest to improve the efficiency of their existing plants. The third risk is short-term economic headwinds.

Short-term economic concerns gave us the opportunity to initiate the position. The share price fell 25% in April following management’s downgrade of its 2023 full year guidance, primarily due to economic weakness in its chemical end markets. We think the company’s long-term competitive position remains unchanged. At the time we started building the position, the shares traded on a 5.4% estimated free cash flow yield.

We began building a position in Estée Lauder, the second largest company in the global prestige beauty industry, in August and completed the initial purchase in September. We’ve followed the company for many years, and previously owned a position in our Global Franchise portfolio between 2005 and 2011.

Estée Lauder, founded in 1946, has leading market positions across all major luxury sub-categories of skincare, make-up and fragrances. Its key intangible asset is its brands, which include Clinique, Estée Lauder, La Mer and M·A·C. The prestige beauty industry has enjoyed solid mid-single digit revenue growth over the past 15 years. Leading into 2023, the company had consistently grown ahead of the industry.

The opportunity to initiate the position arose from the 60% share price decline price from its April 2022 peak. This decline was driven by a rapid slowdown in the company’s most profitable travel retail channel, particularly in Asia. We view this slowdown as transitory and expect profits, margins and cash flows to revert towards historic levels in the years ahead. This recovery is underpinned by long term demographic trends that are supportive of Asian travel retail, including growing female workforce participation in Asia, a growing middle-class population, and increased international travel.

There are two key risks to the investment thesis. The first is the risk of under-investment in marketing and innovation. Despite current pressure on profits, our research indicates there is no evidence of such short-term

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

practices and the brands remain well invested. The founding family’s alignment with shareholders provides further comfort that the business will continue to be run in the long-term interests of all stakeholders. The second risk is that there is limited visibility on near-term market trends. Prestige cosmetics are a discretionary purchase at a time when the macro-economic climate and disposable incomes are under pressure. This could lead to further share price volatility in the coming quarters.

At the time we began building the position, Estée Lauder’s shares offered a 4.5% estimated free cash flow yield on what we estimate to be a sustainable level of free cash flow. We think this is an attractive valuation for a high-quality franchise with strong topline and margin growth prospects.

We began building a position in The New York Times in January, completing the initial purchase in June. The Times, founded in 1851, is the leading consumer newspaper in the U.S. It has a strong brand, underpinned by a reputation for outstanding journalism. The Times has won 132 Pulitzer Prizes, more than double the next highest winner, The Washington Post.

The company has been controlled by the Sulzberger family for over a century. This has led to a long-term focus and sustained newsroom investment. Following two decades of internet disruption of its traditional print newspaper business model, The Times has emerged as a higher quality, digital subscription business – over 90% of subscribers are digital – and as the clear market leader in an improved market structure.

Our long-term thesis is that the company should start to benefit from the potential for significant operating leverage now that it is a digital-first publication. We think there is significant margin opportunity given the more favourable market structure and digital subscription model. Current operating margins of nearly 13% are well below the peak of around 30% in 2000. The Times is initiating a bundling strategy of its news, sports, games and cookery content to improve per-subscriber economics through better pricing and lower customer churn rates. Our analysis of third party data suggests this strategy is gaining traction. Together with more disciplined spending on technology and marketing, we think this should significantly improve profitability over the long term.

The primary structural risk to the investment thesis is the potential for a lack of editorial integrity in an increasingly politicised news and opinion industry. However, we think the Sulzberger’s ownership and strict editorial guidelines help to mitigate this risk. In the short term, the main risk is the cyclicality of the advertising market.

The opportunity to initiate the position arose due to shorter-term investors’ disappointment at last year’s investor day about the pace of expected profitability improvements, as well as near-term concerns about the health of the advertising market. At the time we started building the position, the shares traded on a 4.7% 2023 estimated free cash flow yield, based on what we believe to be significantly depressed margins.

Final Sales

We completed the final sale of Accenture in October. We have held the stock since the inception of the Fund in December 2011. Accenture has transitioned from more commoditised IT services – like enterprise resource planning implementation – towards faster growth, premium-priced services like cloud software implementation and digital marketing. In doing so, it has consistently gained market share and compounded revenue and free cash flow at a mid- to high-single digit rate.

We think Accenture can continue to grow and gain market share. However, at a 4.7% estimated free cash flow yield, we felt the valuation no longer provided adequate compensation for the risks the company faces.

We completed the final sale of the small remaining position in Alphabet in June, having substantially reduced the position size in the first quarter of the year. Google Search’s sheer size means that it will be challenging for the company to meet consensus expectations of continued double-digit growth. We think it will be difficult for Google to gain further significant market share in the online advertising market over the next decade. Finally, while the short-term impact of ChatGPT on Bing and Google search revenue is likely to be limited, the competitive threat posed by the shift to AI-driven search likely limits margin expansion from current levels. Given these factors, we felt the estimated free cash flow yield below 4.0% no longer represented a compelling risk/reward trade-off.

We completed the final sale of Microsoft in September. When we initiated the position over a decade ago, the market was concerned that the company would struggle to migrate its dominance in desktop software into a more cloud-centric office software environment. This was reflected in the stock’s 10% estimated free cash flow yield.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Our research at the time gave us confidence that Microsoft had the building blocks in place to navigate the transition.

Since then, Microsoft has successfully migrated the majority of its commercial customers to Office365 and, in Azure, built a successful cloud business. Operating margins have improved, with operating profit and free cash flow compounding in the mid-teens on average over the last decade. In addition, the company has allocated its capital judiciously. Notwithstanding the large acquisitions of LinkedIn and, more recently, Activision Blizzard, most of its free cash flow has been returned to shareholders through dividends and share buybacks.

This progress has been recognised by the market. We sold the remaining position at an estimated 3.3% free cash flow yield, having significantly reduced the position size over the past two years. We continue to admire the quality of the business although this valuation no longer represents an attractive risk/reward proposition.

We completed the final sale of Western Union in January, having initiated the position in March 2019. This was a frustrating investment for us. We continue to think Western Union has a strong, globally recognised brand and network of exclusive retail affiliates. However, it has become increasingly clear that it needs to make significant progress in its digital operations. COVID-19 accelerated the uptake of digital operations in the money transfer business. While Western Union’s new management team, which we rate highly, has detailed plans to address these gaps, we are concerned about the pace of the transition given the increasingly competitive digital money transfer market. Despite the optically attractive estimated free cash flow yield in excess of 11%, we felt there were better risk/reward opportunities and sold the position.

Capacity Status

Client assets in the US Franchise strategy are $3.9bn at September 30, 2023. We have capacity available in the strategy for existing or new clients.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

Jayson Vowles, CFA

Co-Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Co-Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Richard Crosthwaite

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Sandeep Ghela

Chief Operating Officer and Partner of Independent Franchise Partners, LLP

Karim Ladha, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

The comments and free cash flow yield estimates reflect the views of Independent Franchise Partners, LLP at the time of writing, unless otherwise indicated, and are subject to change without notice to the recipients of this document. Free cash flow yield estimates are based on the firm’s proprietary research and methodology.

•Free cash flow yield: A valuation ratio that measures the operating cash flow after capital expenditure and expenses, relative to the company’s market capitalization.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.7%
Biotechnology	4.2%
Corteva Inc.		1,494,495	$76,458,364

Commercial Services	9.3%
RB Global Inc.		1,834,351	114,646,937
TransUnion		776,272	55,728,567

			170,375,504

Cosmetics/Personal Care	2.4%
Estee Lauder Cos. Inc. - Class A		300,409	43,424,121

Diversified Financials	7.2%
Intercontinental Exchange Inc.		741,879	81,621,528
S&P Global Inc.		137,354	50,190,525

			131,812,053

Entertainment	3.5%
TKO Group Holdings Inc.		767,701	64,532,946

Insurance	4.2%
Aon PLC - Class A		236,628	76,719,530

Internet Software & Services	12.2%
Booking Holdings Inc.(a)		24,145	74,461,973
eBay Inc.		1,223,378	53,938,736
Zillow Group Inc. - Class A(a)		253,418	11,350,592
Zillow Group Inc. - Class C(a)		1,809,046	83,505,563

			223,256,864

Media	11.9%
Fox Corp. - Class A		2,146,289	66,964,217
Fox Corp. - Class B		391,598	11,309,350
New York Times Co. - Class A		903,787	37,236,024
News Corp. - Class A		3,528,815	70,788,029
News Corp. - Class B		1,445,086	30,158,945

			216,456,565

Pharmaceuticals	12.9%
Bristol-Myers Squibb Co.		1,753,286	101,760,719
Johnson & Johnson		273,185	42,548,564
Novartis AG - REG		882,807	90,532,685

			234,841,968

Software	13.7%
Aspen Technology Inc.(a)		206,028	42,083,279
Electronic Arts Inc.		560,622	67,498,889
Oracle Corp.		682,717	72,313,385
Salesforce Inc.(a)		330,042	66,925,917

			248,821,470

Textiles, Apparel & Luxury Goods	2.6%
Cie Financiere Richemont S.A. - Class A - REG		381,595	46,691,036

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Shares	Value
Tobacco	8.5%
British American Tobacco PLC		2,030,567	$63,845,045
Philip Morris International Inc.		974,948	90,260,686

			154,105,731

Toys/Games/Hobbies	4.1%
Nintendo Co. Ltd.		1,808,870	75,409,931

TOTAL COMMON STOCKS (Cost $1,463,697,635)			1,762,906,083

TOTAL INVESTMENTS (Cost $1,463,697,635)	96.7%		1,762,906,083
NET OTHER ASSETS (LIABILITIES)	3.3%		59,480,031

NET ASSETS	100.0%		$1,822,386,114

(a)Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2023, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets

United States	75.3%
Switzerland	7.5
Canada(b)	6.3
Japan	4.1
United Kingdom	3.5

Total	96.7%

(b)Ritchie Bros. Auctioneers is incorporated in Canada; however, its primary listing is on the New York Stock Exchange (NYSE) in the United States. We therefore define Ritchie Bros. Auctioneers as a United States equity, consistent with the terms set out in the prospectus.

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2023

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost:$1,463,697,635)	$1,762,906,083
Cash	64,058,589
Receivable for dividends	3,840,617
Reclaims receivable	2,869,540
Prepaid expenses	20,654

Total Assets	1,833,695,483

Liabilities:
Securities purchased payable	8,600,835
Capital shares redeemed payable	500,000
Investment advisory fees payable	925,128
Accounting and Administration fees payable	1,160,171
Regulatory and Compliance fees payable	43,211
Risk Officer fees payable	15,000
Trustee fees payable	596
Accrued expenses and other payables	64,428

Total Liabilities	11,309,369

Net Assets	$1,822,386,114

Net assets	$1,822,386,114
Shares of common stock outstanding	97,788,202

Net asset value per share	$18.64

Net Assets:
Paid in capital	$1,402,508,280
Distributable earnings (loss)	419,877,834

Net Assets	$1,822,386,114

See Notes to Financial Statements.

11

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2023

Independent Franchise Partners US Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $1,255,974)	$35,437,832
Operating expenses:
Investment advisory	10,546,917
Accounting and Administration	836,728
Regulatory and Compliance	168,950
Trustees	70,970
Legal	52,118
Risk Officer	35,846
Other	119,744

Total expenses	11,831,273

Net investment income	23,606,559

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	118,172,861
Net realized losses from foreign currency transactions	(119,010)
Change in unrealized appreciation (depreciation) on investments	212,082,948
Change in unrealized appreciation (depreciation) on foreign currency	65,548

Net realized and unrealized gains from investment activities	330,202,347

Change in Net Assets Resulting from Operations	$353,808,906

See Notes to Financial Statements.

12

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2023 and 2022

	Independent Franchise Partners US Equity Fund
	2023	2022
Increase (decrease) in net assets:
Operations:
Net investment income	$23,606,559	$19,641,833
Net realized gains (losses) from investment and foreign currency transactions	118,053,851	212,430,625
Change in unrealized appreciation (depreciation) on investments and foreign currency	212,148,496	(512,018,179)

Change in net assets resulting from operations	353,808,906	(279,945,721)

Dividends paid to shareholders:
From distributable earnings	(235,042,088)	(137,522,026)

Total dividends paid to shareholders	(235,042,088)	(137,522,026)

Capital Transactions:
Proceeds from sale of shares	127,417,010	63,964,242
Value of shares issued to shareholders in reinvestment of dividends	203,432,724	131,436,175
Value of shares redeemed	(117,449,197)	(315,038,992)

Change in net assets from capital transactions	213,400,537	(119,638,575)

Change in net assets	332,167,355	(537,106,322)
Net assets:
Beginning of year	1,490,218,759	2,027,325,081

End of year	$1,822,386,114	$1,490,218,759

Share Transactions:
Sold	7,004,971	3,008,252
Reinvested	11,882,753	6,238,072
Redeemed	(6,417,654)	(15,006,072)

Change	12,470,070	(5,759,748)

See Notes to Financial Statements.

13

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	Independent Franchise Partners US Equity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019
Net asset value, beginning of year	$17.47	$22.26	$19.72	$18.67		$18.55

Income (loss) from operations:
Net investment income	0.25	0.23	0.31	0.37		0.30
Net realized and unrealized gains (losses) from investments	3.69	(3.52)	4.70	2.72		1.06

Total from investment operations	3.94	(3.29)	5.01	3.09		1.36

Less distributions paid:
From net investment income	(0.20)	(0.26)	(0.30)	(0.37)		(0.31)
From net realized gains on investments	(2.57)	(1.24)	(2.17)	(1.68)		(0.93)

Total distributions paid	(2.77)	(1.50)	(2.47)	(2.05)		(1.24)

Increase from redemption fees	— (a)	— (a)	— (a)	0.01		—	(a)

Change in net asset value	1.17	(4.79)	2.54	1.05		0.12

Net asset value, end of year	$18.64	$17.47 $	22.26	$19.72		$18.67

Total return(b)	23.97%	(15.93%)	27.34%	17.50	%(c)	8.67%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,822,386	$1,490,219	$2,027,325	$1,677,925		$2,128,522
Ratio of net expenses to average net assets	0.67%	0.68%	0.72%	0.76%		0.76%
Ratio of net investment income to average net assets	1.34%	1.06%	1.42%	1.49%		1.62%
Ratio of gross expenses to average net assets	0.67%	0.68%	0.72%	0.76%		0.76	%(d)
Portfolio turnover rate(e)	21.75%	25.80%	23.67%	43.46%		37.99%

(a)	Redemption fees were less than $0.005 per share.
(b)	Total return excludes redemption fees.
(c)	During the period, the Adviser reimbursed the Fund for a loss realized in connection with a trade error. Such payment represented 0.02% to the Fund’s total return.
(d)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate includes applicable corporate action activity and securities trading as a result of investor subscription and redemption activity.

See Notes to Financial Statements.

14

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fifth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 9, 2023. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or the “Fund”) is a series of the Trust which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements and notes only relate to the Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

Level 1 —quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

15

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The Trustees have designated Independent Franchise Partners, LLP, as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) according to policies approved by the Board. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an approved independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2023 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Independent Franchise Partners US Equity Fund
Common Stocks(1)	$1,762,906,083	$—	$—	$1,762,906,083

Total Investments	$1,762,906,083	$—	$—	$1,762,906,083

(1)	See investment industries in the Schedule of Investments.

As of September 30, 2023, there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2023.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Fund is the U.S. dollar. The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statement of Operations.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

16

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, redemption in-kind, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of up to 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the years ended September 30, 2023 and September 30, 2022 were $173,557 and $450,889, respectively, and are reflected within the value of shares redeemed on the Statements of Changes in Net Assets.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2023, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2020, 2021, 2022 and 2023 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

17

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”), which is registered under the Investment Advisers Act of 1940, as amended, to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, and for the year ended September 30, 2023, the Fund paid the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Adviser’s Assets Under Management(1)	Scale Discount for Assets in each Range(1)	Annualized Rate(1)	Effective Overall Annual Fee(1)
First $1 billion	—	0.80%	0.80%
$1 - 2 billion	0.10%	0.70%	at $2 billion 0.75%
$2 - 3 billion	0.20%	0.60%	at $3 billion 0.70%
$3 - 4 billion	0.30%	0.50%	at $4 billion 0.65%
$4 - 5 billion	0.40%	0.40%	at $5 billion 0.60%
Above $5 billion	—	—	0.60%

(1)

The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2023, the effective annualized rate was 0.60% given the Adviser’s total assets under management were in excess of $5 billion during the year.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $175,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”, d/b/a ACA Group) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides risk management and oversight services for the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Carne, including providing the Risk Officer to the Fund to administer the Fund’s risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statement of Operations.

The officers of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2023, the Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. Effective April 1, 2023, the Trust pays an annual retainer of $132,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may

18

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

apply. For the year ended September 30, 2023, the aggregate Trustee compensation paid by the Trust was $416,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” fees on the Statement of Operations.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund until January 28, 2024. For the year ended September 30, 2023, there were no expenses reduced by the Adviser. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2023, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales
Independent Franchise Partners US Equity Fund	$373,002,885	$418,852,936

D.	Federal Income Tax

As of September 30, 2023, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Independent Franchise Partners US Equity Fund	$1,484,476,026	$331,714,218	$(53,284,161)	$278,430,057

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2023 and September 30, 2022 for the Fund was as follows:

Independent Franchise Partners US Equity Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2023	$24,755,886	$210,286,202	$235,042,088	$—	$235,042,088
2022	$38,179,775	$99,342,251	$137,522,026	$—	$137,522,026

As of the latest tax year ended September 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Independent Franchise Partners US Equity Fund	$40,989,104	$100,553,742	$141,542,846	$—	$—	$278,334,988	$419,877,834

At September 30, 2023, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

19

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

E.	In-Kind Transactions

Shareholders in the Fund may receive securities rather than cash for their redemption amounts in accordance with the provisions of the Fund. In such cases, shareholders will receive securities with a fair value equal to the value of the number of shares they owned at the current net asset value at the redemption date.

For the year ended September 30, 2022, in-kind withdrawals of $1,258,761 occurred and are reflected within the “Value of shares redeemed” on the Statements of Changes in Net Assets, and net gains of $466,945 on the securities distributed to shareholders are reflected within the “Net realized gains (losses) from investment and foreign currency transactions” on the Statements of Changes in Net Assets.

There were no in-kind transactions for the year ended September 30, 2023.

F.	Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

G.	Other Risks

The Fund is subject to market risk, which is the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, disruptions to business operations and supply chains, staffing shortages, and general market conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Political events, including armed conflict, tariffs and economic sanctions also contribute to market volatility. Securities in the Fund’s portfolio may be impacted by inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (e.g., COVID-19), climate change and climate-related events, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. These events can have a significant impact on the Fund’s operations and performance.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of Independent Franchise Partners US Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Independent Franchise Partners US Equity Fund (one of the funds constituting Advisers Investment Trust, hereafter referred to as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

November 17, 2023

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

21

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2023 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2023:

Fund	QDI Percentage
IFP US Equity Fund	67.46%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage
IFP US Equity Fund	45.53%

B.	Summary of Fund Holdings as of September 30, 2023

Market Exposure
Equity Securities	% of Net Assets
Software	13.7%
Pharmaceuticals	12.9
Internet Software & Services	12.2
Media	11.9
Commercial Services	9.3
Tobacco	8.5
Diversified Financials	7.2
Insurance	4.2
Biotechnology	4.2
Toys/Games/Hobbies	4.1
Entertainment	3.5
Textiles, Apparel & Luxury Goods	2.6
Cosmetics/Personal Care	2.4
Total	96.7%

5 Largest Security Positions
Issuer	% of Net Assets
RB Global Inc.	6.3%
Bristol-Myers Squibb Co.	5.6
Novartis AG - REG	5.0
Philip Morris International Inc.	4.9
Zillow Group Inc. - Class C	4.6
Total	26.4%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses

22

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2023 and held for the entire period through September 30, 2023.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid 4/1/23–9/30/23*
Actual	0.68%	$1,000.00	$1,038.40	$3.47
Hypothetical	0.68%	$1,000.00	$1,021.66	$3.45

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Board Approval of Investment Advisory Agreement

Section 15 of the 1940 Act requires that the Agreement between the Trust and the Adviser with respect to the Fund be approved by a majority of the Board, including a majority of the Independent Trustees. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to the Fund and its shareholders. The Board considered and approved the Agreement for the Fund at an in-person meeting held on June 14, 2023.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser on its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (or lack thereof), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement that impacted the Fund and that there had been no material compliance issues since the last renewal of the Agreement with respect to the Fund. The Board then considered key risks associated with the Fund and ways in which those risks are mitigated. Taking into account the personnel involved in servicing the Fund as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

23

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

The Board reviewed the investment performance of the Fund. As part of this analysis, the Board reviewed an independent report prepared by FUSE Research Network, LLC (the “FUSE Report”). The FUSE Report consisted of comparisons of the performance of the Fund to the performance of (i) its selected benchmark, (ii) 15 other large blend funds selected by FUSE with similar pricing characteristics (the “Peer Group”), and (iii) the Peer Group and all other large blend funds with similar pricing features (the “Peer Universe”). The Board reviewed the methodology used to select the Peer Group and the Peer Universe.

The Board reviewed the performance of the Fund compared to the selected benchmark, the Peer Group and the Peer Universe for the three-month, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2023. The Board also reviewed the performance of another investment fund and separate accounts advised by the Adviser with a similar investment mandate for one-month, three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023. After considering the information presented to it, the Board expressed satisfaction with the performance of the Fund and the Adviser.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser received a management fee of 0.60% of the Fund’s average daily net assets. The Board reviewed the investment advisory fee and the total net expenses paid by the Fund in comparison to the investment advisory fees and the total net expenses paid by the Peer Group and Peer Universe. The Board then reviewed the advisory fees paid by the other fund and accounts managed by the Adviser with similar investment mandates and noted that the Fund paid the same investment advisory fee as the fund and accounts. The Board then considered the expense cap for the Fund noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.85% of the Fund’s average daily net assets. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fee and expense ratio were reasonable.

The Board considered the profitability of the Adviser’s relationship with the Fund and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Fund’s relationship to the Adviser’s business strategy. The Board examined the Fund’s profit margin and the Adviser’s overall profitability. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, its capacity, and breakeven point. The Board noted that, other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Fund. The Board also noted that the Fund does not assess and the Adviser does not receive Rule 12b-1 fees, that soft dollars are not a consideration for broker selection, and that the Adviser paid all third-party research expenses directly.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Independent Franchise Partners US Equity Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-233-0437 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-233-0437 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 855-233-0437 (toll free).

24

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

F.	Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office /Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	9	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	9	Diamond Hill Funds (retired 2022)

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	9	None

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present.	N/A	N/A

25

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

Kara M. Schneider Year of Birth: 1973	Secretary	Indefinite/ March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023.	N/A	N/A

Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

Stefania C. Suciu Year of Birth: 1979	Assistant Secretary	Indefinite/ March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2015 to present	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mr. Jones and Mses. Nelligan, Schneider, and Suciu is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

26

Independent Franchise Partners US Equity Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Independent Franchise Partners US Equity Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Independent Franchise Partners US Equity Fund or anytime we make a material change to our privacy policy.

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Investment Adviser

Independent Franchise Partners, LLP

Level 1, 10 Portman Square

London, W1H 6AZ

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

855-233-0437 or 312-557-7902

IFP 09/23

NTAM TREASURY ASSETS FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

This report is submitted for the general information of the shareholders of the NTAM Treasury Assets Fund (the “Fund”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

September 30, 2023

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage	Principal
	of Net	Amount	Value
	Assets	(000s)	(000s)

U.S. TREASURY OBLIGATIONS	27.8%
U.S. Treasury Bills	18.3%
5.05%, 10/10/23(a)		$75,000	$74,903
5.09%, 10/10/23(a)		25,000	24,968
4.97%, 10/17/23(a)		125,000	124,714
5.04%, 10/24/23(a)		61,610	61,404
5.00%, 10/31/23(a)		90,000	89,608
5.19%, 11/9/23(a)		110,000	109,370
5.29%, 11/21/23(a)		10,000	9,925
5.20%, 11/24/23(a)		110,000	109,125
4.96%, 11/28/23(a)		75,000	74,378
5.28%, 12/7/23(a)		10,000	9,901
5.22%, 12/14/23(a)		120,000	118,688
5.12%, 12/19/23(a)		70,000	69,185
5.19%, 12/21/23(a)		117,640	116,272
5.13%, 12/26/23(a)		75,000	74,048
5.20%, 12/28/23(a)		55,000	54,292
5.23%, 12/28/23(a)		80,000	78,970
5.28%, 12/28/23(a)		50,000	49,356
5.17%, 1/9/24(a)		25,000	24,631
5.14%, 1/16/24(a)		75,000	73,812
5.15%, 1/16/24(a)		75,000	73,812
5.16%, 1/30/24(a)		75,000	73,675
5.29%, 3/28/24(a)		55,000	53,548
5.30%, 3/28/24(a)		55,000	53,548

			1,602,133

U.S. Treasury Floating Rate Notes	9.5%
(Floating, U.S. Treasury 3M Bill MMY - 0.08%) 5.33%, 10/2/23(b)		190,000	189,939
(Floating, U.S. Treasury 3M Bill MMY + 0.04%) 5.44%, 10/2/23(b)		96,500	96,496
(Floating, U.S. Treasury 3M Bill MMY + 0.13%) 5.53%, 10/2/23(b)		80,000	79,970
(Floating, U.S. Treasury 3M Bill MMY + 0.14%) 5.54%, 10/2/23(b)		295,000	295,194
(Floating, U.S. Treasury 3M Bill MMY + 0.17%) 5.57%, 10/2/23(b)		110,000	110,107
(Floating, U.S. Treasury 3M Bill MMY + 0.20%) 5.60%, 10/2/23(b)		59,140	59,239

			830,945

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,433,078)			2,433,078

REPURCHASE AGREEMENTS	74.2%
Citigroup Global Markets, Inc., dated 9/29/23, repurchase price $1,401, 5.30%, 10/2/23(c)		1,400	1,400
Citigroup Global Markets, Inc., dated 9/29/23, repurchase price $850,375, 5.30%, 10/2/23(c)		850,000	850,000

See Notes to Financial Statements.

1

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage		Principal
	of Net		Amount	Value
	Assets		(000s)	(000s)

Federal Reserve Bank of New York, dated 9/29/23, repurchase price $4,157,836, 5.30%, 10/2/23(d)			$4,156,000	$4,156,000
JPMorgan Securities LLC, dated 9/29/23, repurchase price $1,500,663, 5.30%, 10/2/23(e)			1,500,000	1,500,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,507,400)				6,507,400

TOTAL INVESTMENTS (Cost $8,940,478)	102.0%			8,940,478
NET OTHER ASSETS (LIABILITIES)	(2.0%	)		(177,899)

NET ASSETS	100.0%			$8,762,579

(a)	Discount rate at the time of purchase.
(b)

Variable rate security. Rate as of September 30, 2023 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(c)	The nature and terms of the collateral received for the repurchase agreements are as follows:

	Value	Coupon	Maturity
Citigroup Global Markets Inc.	(000s)	Rates	Dates

U.S. Treasury Floating Rate Notes	$868,428	0.50% — 1.75%	10/31/23 — 1/31/29

(d) The nature and terms of the collateral received for the repurchase agreements are as follows:
	Value	Coupon	Maturity
Federal Reserve Bank of New York	(000s)	Rates	Dates

U.S. Treasury Bonds	$12,878	2.25%	5/15/41
U.S. Treasury Notes	$4,144,958	1.25% — 3.13%	8/15/25 — 2/15/32

Total	$4,157,836

(e) The nature and terms of the collateral received for the repurchase agreements are as follows:
	Value	Coupon	Maturity
JP Morgan	(000s)	Rates	Dates

U.S. Treasury Bills	$27,616	— %	11/14/23
U.S. Treasury Notes	$1,502,384	0.25% — 2.88%	9/30/23 — 2/28/26

Total	$1,530,000

At September 30, 2023 the asset allocations for the NTAM Treasury Assets Fund were:

Asset Allocation	% of Net Assets

U.S. Treasury Bills	18.3%
U.S. Treasury Floating Rate Notes	9.5
Repurchase Agreements	74.2

Total	102.0%

See Notes to Financial Statements.

2

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2023

NTAM
Treasury
Amounts in thousands	Assets Fund

Assets:
Investments, at value (Cost: $2,433,078)	$2,433,078
Repurchase agreements, cost equals fair value	6,507,400
Cash	95
Receivable for interest	9,735
Prepaid expenses	26

Total Assets	8,950,334

Liabilities:
Securities purchased payable	148,053
Distributions payable to shareholders	38,227
Investment advisory fees payable	589
Accounting and Administration fees payable	736
Regulatory and Compliance fees payable	70
Accrued expenses and other payable	80

Total Liabilities	187,755

Net Assets	$8,762,579

Net Assets	$8,762,579
Shares of common stock outstanding	8,762,673

Net asset value per share	$1.00

Net Assets:
Paid in capital	$8,762,619
Distributable earnings	(40)

Net Assets	$8,762,579

See Notes to Financial Statements.

3

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2023

NTAM
Treasury
Amounts in thousands	Assets Fund

Investment Income:
Interest income	$348,238
Operating expenses:
Investment advisory	8,399
Accounting and Administration	989
Regulatory and Compliance	246
Trustees	71
Other	326

Total expenses	10,031
Expenses reduced by Service Providers	(2,337)

Net expenses	7,694

Net investment income	340,544

Realized Gains from Investment Activities:
Net realized gains from investment transactions	18

Net realized gains from investment activities	18

Change in Net Assets Resulting from Operations	$340,562

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2023 and 2022

	NTAM
	Treasury
	Assets Fund
	September 30,	September 30,
Amounts in thousands	2023	2022

Increase (decrease) in net assets:
Operations:
Net investment income	$340,544	$53,190
Net realized gains from investment transactions	18	26

Change in net assets resulting from operations	340,562	53,216

Dividends paid to shareholders:
From distributable earnings	(340,545)	(53,247)

Total dividends paid to shareholders	(340,545)	(53,247)

Capital Transactions:
Proceeds from sale of shares	11,275,000	5,362,000
Value of shares issued to shareholders in reinvestment of dividends	316,678	38,953
Value of shares redeemed	(10,514,955)	(5,444,442)

Change in net assets from capital transactions	1,076,723	(43,489)

Change in net assets	1,076,740	(43,520)
Net assets:
Beginning of year	7,685,839	7,729,359

End of year	$8,762,579	$7,685,839

Share Transactions
Sold	11,275,000	5,362,000
Reinvested	316,678	38,953
Redeemed	(10,514,955)	(5,444,442)

Change	1,076,723	(43,489)

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	NTAM
	Treasury
	Assets Fund
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2023	2022	2021		2020	2019

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00

Income (loss) from operations:
Net investment income	0.04	0.01	—	(a)	0.01	0.02
Net realized gains from investments(a)	—	—	—		—	—

Total from investment operations	0.04	0.01	—		0.01	0.02

Less distributions paid:
From net investment income	(0.04)	(0.01)	(—	)(a)	(0.01)	(0.02)
From net realized gains on investments(a)	—	—	(—)		(—)	(—)

Total distributions paid	(0.04)	(0.01)	—		(0.01)	(0.02)

Change in net asset value	—	—	—		—	—

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00

Total return	4.47%	0.66%	0.03%		1.06%	2.28%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$8,762,579	$7,685,839	$7,729,359		$7,012,840	$8,037,595
Ratio of net expenses to average net assets	0.10%	0.09%	0.07%		0.10%	0.10%
Ratio of net investment income to average net assets	4.46%	0.68%	0.02%		0.93%	2.25%
Ratio of gross expenses to average net assets(b)	0.13%	0.13%	0.13%		0.13%	0.13%

(a)	Amount is less than $0.005 per share.
(b)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fifth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 9, 2023. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The NTAM Treasury Assets Fund (the “Fund”) is a series of the Trust which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on April 4, 2018. Shares of the Fund are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Fund is a diversified fund. The investment objective of the Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing its net assets, under normal market conditions, exclusively in United States (“U.S.”) Treasury securities and related repurchase agreements and other securities that limit their investments to, or are backed by, U.S. Treasury securities.

The Fund operates as a “government money market fund” under Rule 2a-7 of the 1940 Act.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accruing or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. The Trustees have designated Northern Trust Investments, Inc., as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when amortized cost does not approximate fair value.

The following is a summary of the valuation inputs used as of September 30, 2023 in valuing the Fund’s investments based upon the three fair value levels as follows:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
Amounts in thousands	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments held by the NTAM Treasury Assets Fund*	$—	$8,940,478	$—	$8,940,478

*	See additional categories in the Schedule of Investments.

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ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

As of September 30, 2023, there were no Level 1 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2023.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Fund to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited. The Fund has entered into such repurchase agreements at September 30, 2023, as reflected in the accompanying Schedule of Investments.

	Gross Amounts not Offset in the
Amounts in thousands	Statement of Assets and Liabilities

	Gross Amounts of Assets
	Presented in Statements of	Financial	Net
Counterparty	Assets and Liabilities	Instruments*	Amount

Citigroup Global Markets, Inc.	$851,400	$(851,400)	$—
Federal Reserve Bank of New York	4,156,000	(4,156,000)	—
JP Morgan Securities LLC	1,500,000	(1,500,000)	—

	$6,507,400	$(6,507,400)	$—

*Collateral received is reflected up to the fair market value of the repurchase agreement.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Fund to its shareholders. Net income includes the interest accrued on the Fund’s assets less estimated expenses. The Fund’s net realized short-term capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

8

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2023, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2023, 2022, 2021, and 2020 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Northern Trust Investments, Inc. (the “Adviser” or “NTI”), which is registered under the Investment Advisers Act of 1940, as amended, to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at the annualized rate of 0.11%.

Foreside Financial Services, LLC (the “Placement Agent”) provides private placement services to the Fund pursuant to a placement agent agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Placement Agent acts as an agent of the Trust in connection with the offering of the shares of the Fund on a private placement basis to eligible investors only. The Adviser, at its own expense, pays the Placement Agent an asset-based fee, which is calculated and billed monthly, for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”), an affiliate to NTI, serves as the administrator, transfer agent, custodian, and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund pays Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations. During the year ended September 30, 2023, Northern Trust voluntarily reimbursed $39,987 in expenses. This amount is included in “Expenses Reduced by Service Providers” in the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”, d/b/a ACA Group) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

The officers of the Trust are affiliated with Foreside, Northern Trust, or the Placement Agent and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2023, the Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their

9

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

services based on an annual retainer of $125,000 and reimbursement for certain expenses. Effective April 1, 2023, the Trust pays an annual retainer of $132,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2023, the aggregate Trustee compensation paid by the Trust was $416,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” fees on the Statement of Operations.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of the compensation paid to each Independent Trustee, expenses associated with an Independent Trustee’s attendance at Board meetings and other Trust related travel, expenses of third party consultants engaged by the Board, any membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to 0.10% of the average daily net assets of the Fund until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (exclusive of the compensation paid to each Independent Trustee, expenses associated with an Independent Trustee’s attendance at Board meetings and other Trust related travel, expenses of third party consultants engaged by the Board, any membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses automatically renews annually from year to year on the effective date of each subsequent annual update to the Fund’s registration statement, until such time as the Adviser provide written notice of non-renewal.

The Adviser may reimburse additional expenses or waive all or a portion of the management fee of the Fund from time to time, including to avoid a negative yield, and such amounts are not subject to recoupment in future periods. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time.

For the year ended September 30, 2023, the Fund incurred advisory fees payable to NTI, contractual expense waivers and/or reimbursements from NTI, and paid expense recoupments to NTI, as follows:

Amounts in thousands	Advisory Fee to NTI	Expenses Reduced by NTI	Advisory Fees Recouped by NTI

NTAM Treasury Assets Fund	$8,399	$2,297	$—

The balances of recoverable expenses to NTI by the Fund at September 30, 2023 were as follows (in thousands):

For the:	Expiring	NTAM Treasury Assets Fund

Year ended September 30, 2021	September 30, 2024	$2,217
Year ended September 30, 2022	September 30, 2025	2,305
Year ended September 30, 2023	September 30, 2026	2,297

Balances of Recoverable Expenses to the Adviser		$6,819

C. Other Risks

General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, disruptions to business operations and supply chains, staffing shortages, or adverse investor sentiment could cause the value of your investment in the Fund, or its yield, to decline. The market value of the securities in which the Fund invests may be impacted in response to the prospects of particular sectors or governments, general economic conditions, and/or other events (such as

10

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

pandemics, terrorism, etc.) throughout the world due to increasingly interconnected global economies and financial markets. Political events, including armed conflict, tariffs and economic sanctions also contribute to market volatility. These events can have a significant impact on the Fund’s operations and performance.

D. Federal Income Tax

As of September 30, 2023, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Amounts in thousands	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NTAM Treasury Assets Fund	$8,940,478	$—	$—	$—

The tax character of distributions paid to shareholders during the latest tax periods ended September 30, 2023 and September 30, 2022 for the Fund were as follows:

Amounts in thousands	Ordinary Income	Net Long Term Gains	Total Taxable Distributions Paid	Tax Return of Capital	Total Distributions Paid

2023	$316,676	$—	$316,676	$—	$316,676
2022	38,953	—	38,953	—	38,953

As of the latest tax year ended September 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Amounts in thousands	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Earnings

NTAM Treasury Assets Fund	$38,228	$—	$38,228	$(38,227)	$(40)	$—	$(39)

At September 30, 2023, non-expiring capital losses incurred by the Fund are carried forward indefinitely under the provisions of the

Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

NTAM Treasury Assets Fund	$(40)	$—

During the fiscal year ended September 30, 2023, the following amount of capital loss carryforwards was utilized: $18.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of the NTAM Treasury Assets Fund and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the NTAM Treasury Assets Fund (the “Fund”), one of the portfolios constituting Advisers Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NTAM Treasury Assets Fund of the Trust as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the

12

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 17, 2023

We have served as the auditor of one or more Northern Trust investment companies since 2002.

13

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2023 and held for the entire period through September 30, 2023.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid 4/1/23–9/30/23*
Actual	0.10%	$1,000.00	$1,025.60	$0.51
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at NTAM Treasury Assets Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete Schedule of Portfolio Holdings with the SEC each month on Form N-MFP, which is available without charge on the SEC’s website at www.sec.gov. The Fund makes portfolio holdings information available to shareholders at https://www.northerntrust.com/united-states/what-we-do/investment-management/northern-funds/ntam-treasury-assets-fund.

14

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

C.     Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5
					Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	9	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	9	Diamond Hill Funds (retired 2022)
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	9	None

1 The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018.	N/A	N/A

15

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A
Kara M. Schneider Year of Birth: 1973	Secretary	Indefinite/March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023.	N/A	N/A
Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Stefania C. Suciu Year of Birth: 1979	Assistant Secretary	Indefinite/March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2015 to present.	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Schneider, and Suciu is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-351-4583.

16

NTAM Treasury Assets Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

Investment Adviser

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Placement Agent

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

855-351-4583 (toll free)

NT 09/23

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2023

This report is submitted for the general information of the shareholders of River Canyon Total Return Bond Fund (the “Fund”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2023

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SHAREHOLDER LETTER

September 30, 2023

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2023 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2023.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan

President

Advisers Investment Trust

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

River Canyon Total Return Bond Fund

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2023

Average Annual Total Returns as of September 30, 2023

	1-Year Return	5-Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
River Canyon Total Return Bond Fund – Institutional Shares	6.70%	4.36%	4.88%	0.83%	0.66%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	0.64%	-	-

*The Institutional Shares Gross and Net Annual Operating Expense Ratio are 0.83% and 0.66%, respectively, as per the most recent Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund to limit expenses to 0.65% until January 28, 2024, which is exclusive of the Acquired Fund Fees and Expenses reflected in the Prospectus.

Data as of September 30, 2023. The Inception date of the Fund is December 30, 2014. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 800-245-0371 or 312-557-0164.

The Fund’s benchmark for performance comparison purposes is the Bloomberg U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Market Commentary (for fiscal year ended September 30, 2023)

As the nation’s central bank, the Federal Reserve (the “Fed”) operates under a dual mandate to promote price stability and maximum sustainable employment. This is a balancing act because an economy without inflation is typically stagnant with a weak employment climate, while a booming economy with plenty of jobs is susceptible to high inflation. The Federal Open Market Committee (FOMC), responsible for setting monetary policy in line with the Fed’s mandate, has established a 2% annual inflation target based on the personal consumption expenditures (PCE) price index. This dual mandate drove the sharp reversal in Fed policy in June 2022, setting the tone for the Fund’s fiscal year. The Fund’s fiscal year started with the FOMC in the midst of its fastest and greatest tightening cycle in the last 30 years, as the Fed Funds rate would increase over 525 basis points between the middle of 2022 and the end of the Fund’s fiscal year in September 2023. In addition to increasing rates, the Fed continued its Quantitative Tightening by reducing its balance sheet of Treasury and Agency MBS holdings, further tightening financial conditions. Mortgage Rates climbed to over 7%, significantly impacting home affordability and the supply of existing homes for sale, as homeowners who locked in low mortgage rates over the past few years opted not to move or sell. The rapid rate shift and Quantitative Tightening produced what many have called “pretty much the worst bond market ever,” as many fixed-income asset classes produced negative returns. For most of the year, the yield curve remained significantly inverted, with 2-year Treasury rates substantially higher than 10-year Treasury rates, reaching its most significant differential in July 2022 at -108bps, but by the end of the year, the curve was notably less inverted at -48bps, on the back of the investor’s recognition that Treasury rates were likely to stay higher for longer.

Adding to the volatility during the year were the contagion worries for the regional banking system after the collapse of Silicon Valley Bank in March 2023, one of the largest bank failures in US history and the largest since the Global Financial Crisis of 2007-2008. Regulators stepped in to backstop depositors and were able to limit the damage to a handful of other regional banks, but the fear of deposit flight forced many regional banks to pull back on lending as the year progressed. Although many prognosticators were forecasting a recession throughout the year, it never came to pass, as unemployment stayed low, consumer spending remained strong, and the economy grew at a reasonable rate. The stock market indices performed well, led by the seven largest technology stocks (Microsoft, Amazon, Meta, Apple, Alphabet, Nvidia, and Tesla) that became known as the “The Magnificent Seven,” but under the surface, most stocks produced negative returns.

Toward the end of the fiscal year, the PCE index was steadily trending lower, but still at an elevated level near 3.5%, stubbornly above the Fed’s 2% target, nonetheless, the Fed began signaling that they were close to the end of the rate tightening cycle, but gave no indication that they would be reversing course any time soon. We would be remiss if we didn’t comment on the US Fiscal situation as total US Federal Debt is on pace to be $33T by the end of 2023, up from $23T at the end of 2019 and $9T at the end of 2007. Expressed as a percentage of GDP held by the public, projections are that Federal Debt will be over 100% by the end of 2023, up from 79% at the end of 2019 and 35% at the end of 2007. The current US Federal Budget Deficit at -8% is the highest in history outside of war or recession. According to the Office of Management & Budget, the fiscal deficit is expected to be $1.6T this year, rising to $1.8T next year, and if Quantitative Tightening stays in place, that will add $720B in issuance.

Fund Insights

The Fund navigated the volatility during the fiscal year, outperforming its benchmark and producing positive mid-single digit positive returns. The portfolio management team was able to strategically and tactically reposition the portfolio during the year, particularly increasing the funds allocation to the corporate credit sector. The Fund’s sector allocation to structured credit and corporate credit, focus on floating rate coupons and shorter duration securities, positioned it well for the volatile fixed income market and were the primary drivers of its top decile performance in the Morningstar Multi-Sector bond category based on Total Return. The Fund enjoyed strong inflows in a fixed-income mutual fund market where many funds saw significant outflows.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Looking Forward

The Fund’s portfolio management team of Sam Reid, Todd Lemkin, and Adam Rizkalla continue to manage the portfolio, focusing on delivering strong relative and absolute returns across a turbulent interest rate and economic environment. They effectively managed the Fund’s credit and duration risks throughout the year. We believe the Fund is well-positioned to earn a defensive real return going forward. At the same time, fund inflows and our current cash position should allow us to capitalize on dislocations, providing good entry points to capture long-term returns. The Fund’s fiscal year performance supports momentum in the Fund’s growth as fixed-income investors reassess traditional bond allocations, which have delivered near-record negative returns for the past three fiscal years. Our research process, security level analysis, size, and experience in the corporate and structured product markets position us favorably in managing the Fund’s prospects.

The River Canyon Total Return Bond Fund is offered only by prospectus. The prospectus contains important information, including investment objectives, risks, advisory fees and expenses. Please read the Prospectus carefully before investing or sending money. For a current Prospectus please call 800-245-0371.

Distributed by Foreside Financial Services, LLC.

Disclaimer

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, prepayment risk, duration, risk and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Duration: A measurement of the portfolio’s bonds’ sensitivity to interest rate changes. “Duration” represents Effective Duration for the Fund and Modified Adjusted Duration for the Index.

MBS: Mortgage-Backed Securities

CMBS: Commercial Mortgage-Backed Securities

RMBS: Residential Mortgage-Backed Securities

ABS: Asset Backed Securities

CLO: Collateralized Loan Obligation

Bps: Basis Points (bps) are a unit of measure used in finance to describe the percentage change in the value of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent).

Quantitative tightening refers to monetary policies that contract, or reduce, the Federal Reserve System (Fed) balance sheet. This process is also known as balance sheet normalization.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Principal Amount	Value

ASSET-BACKED SECURITIES	34.4%
ACC Auto Trust Series 2022-A(a) 4.58%, 07/15/26		$3,300,126	$3,262,532
ACM Auto Trust Series 2023-1A(a) 8.59%, 01/22/30		3,000,000	2,998,557
Business Jet Securities LLC Series 2021-1A(a) 5.07%, 04/15/36		1,355,011	1,261,250
Clsec Holdings 22t LLC Series 2021-1(a) 6.17%, 05/11/37		13,931,725	10,872,050
CP EF Asset Securitization I LLC Series 2022-1A(a) 5.96%, 04/15/30		2,588,974	2,549,074
FAT Brands Fazoli’s Native I LLC Series 2021-1(a) 7.00%, 07/25/51		15,900,000	13,851,301
FAT Brands GFG Royalty I LLC Series 2021-1A(a) 6.00%, 07/25/51		15,700,000	13,768,304
Foundation Finance Trust Series 2023-2A(a) 9.10%, 06/15/49		2,944,000	2,943,377
Goldman Home Improvement Issuer Trust Series 2022-GRN1(a)(b)(c) 0.00%, 06/25/52		50,000	6,470,755
HOA Funding LLC Series 2021-1A(a) 4.72%, 08/20/51		3,920,000	3,210,127
Horizon Aircraft Finance I Ltd. Series 2018-1(a) 4.46%, 12/15/38		4,387,428	3,756,902
ICG U.S. CLO Ltd. Series 2020-1A(a)(d) 9.19%, 01/20/35		3,000,000	2,806,556
L.P. LMS Asset Securitization Trust Series 2023-1A(a) 7.48%, 10/17/33		3,000,000	2,830,074
Lendingpoint Asset Securitization Trust Series 2022-C(a) 13.09%, 02/15/30		6,400,000	5,257,740
Lendmark Funding Trust Series 2021-2A(a) 3.09%, 04/20/32		3,160,000	2,573,217
MAPS Ltd. Series 2019-1A(a) 4.46%, 03/15/44		924,435	816,304
Mariner Finance Issuance Trust Series 2021-BA(a) 3.42%, 11/20/36		1,980,000	1,630,366
Marlette Funding Trust Series 2023-3A(a) 8.04%, 09/15/33		3,000,000	3,005,417
Mercury Financial Credit Card Master Trust Series 2022-3A(a) 13.44%, 06/21/27		3,550,000	3,567,889
Mission Lane Credit Card Master Trust Series 2022-A(a) 6.92%, 09/15/27		3,000,000	2,968,504
Mission Lane Credit Card Master Trust Series 2023-A(a) 10.03%, 07/17/28		3,500,000	3,500,277
NRZ Excess Spread-Collateralized Notes Series 2021-GTN1(a) 3.47%, 11/25/26		9,724,481	8,758,266
Oasis Securitization Funding LLC Series 2021-2A(a) 2.14%, 10/15/33		2,428,288	2,419,880
OnDeck Asset Securitization Trust IV LLC Series 2023-1A(a) 9.93%, 08/19/30		6,000,000	5,902,135

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Principal Amount	Value

Oportun Issuance Trust Series 2021-B(a) 5.41%, 05/08/31		$4,910,000	$4,442,206
Oportun Issuance Trust Series 2021-C(a) 3.61%, 10/08/31		2,659,000	2,365,908
PAGAYA AI Debt Trust Series 2022-2(a) 4.97%, 01/15/30		4,234,414	4,192,565
PAGAYA AI Debt Trust Series 2023-6(a) 9.00%, 06/16/31		2,750,000	2,541,464
PMT Issuer Trust - FMSR Series 2022-FT1 (Floating, U.S. 30-Day Average SOFR + 4.19%, 4.19% Floor)(a)(e) 9.50%, 06/25/27		8,000,000	7,995,675
PNMAC GMSR ISSUER TRUST Series 2022-GT1 (Floating, U.S. 30-Day Average SOFR + 4.25%)(a)(e) 9.56%, 05/25/27		12,000,000	12,007,675
Project Silver Series 2019-1(a) 3.97%, 07/15/44		3,059,001	2,593,360
SAFCO Auto Receivables Trust Series 2022-1A(a) 8.62%, 11/19/29		3,000,000	2,977,859
Santander Bank Auto Credit-Linked Notes Series 2022-A(a) 9.97%, 05/15/32		2,250,000	2,249,027
Santander Bank Auto Credit-Linked Notes Series 2022-A(a) 12.66%, 05/15/32		8,250,000	8,214,401
Santander Bank Auto Credit-Linked Notes Series 2023-A(a) 7.08%, 06/15/33		2,171,939	2,166,404
Service Experts Issuer LLC Series 2021-1A(a) 5.37%, 02/02/32		3,000,000	2,244,341
Skyline Aircraft Series 2006-S3(c) 6.17%, 08/17/33		4,508,040	3,880,670
Sound Point CLO XXX Ltd. Series 2021-2A(a)(d) 8.96%, 07/25/34		4,000,000	3,738,583
Sound Point CLO XXXI Ltd. Series 2021-3A(a)(d) 8.86%, 10/25/34		2,750,000	2,568,699
U.S. Auto Funding Trust Series 2022-1A(a) 3.98%, 04/15/25		2,092,741	2,040,001
U.S. Auto Funding Trust Series 2022-1A(a)(c) 11.79%, 06/15/29		5,000,000	2,500,000
Upstart Securitization Trust Series 2022-2(a) 4.37%, 05/20/32		2,838,527	2,818,043
Upstart Securitization Trust Series 2022-3(a)(b)(c) 0.00%, 06/20/32		5,575	806,817

TOTAL ASSET-BACKED SECURITIES (Cost $193,850,800)			183,324,552

BANK DEBTS	12.3%
CT Technologies Intermediate Holdings, Inc. 9.57%, 12/16/25		19,548,827	18,655,250
Imperva, Inc. 9.39%, 01/12/25		20,000,000	20,017,800
Intelsat Jackson Holdings S.A. 9.78%, 12/08/28		4,220,723	4,207,302

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Principal Amount	Value

PREIT Associates L.P. 11.16%, 12/10/23		$2,397,380	$2,319,465
Staples, Inc. 10.07%, 09/12/24		2,393,531	2,374,574
Verscend Holding Corp. 9.32%, 08/27/25		17,870,520	17,851,398

TOTAL BANK DEBTS (Cost $65,531,329)			65,425,789

CORPORATE BONDS	22.4%
Ahead DB Holdings LLC(a) 6.63%, 05/01/28		1,000,000	844,679
Ardagh Metal Packaging Finance U.S.A. LLC(a) 4.00%, 09/01/29		2,000,000	1,565,142
Arrow Bidco LLC(a) 9.50%, 03/15/24		2,070,000	2,070,000
Azul Secured Finance LLP(a) 11.93%, 08/28/28		9,000,000	8,913,494
Centene Corp. 4.25%, 12/15/27		5,000,000	4,609,550
Charter Communications Operating LLC 4.91%, 07/23/25		5,000,000	4,885,762
CSC Holdings LLC(a) 7.50%, 04/01/28		5,000,000	3,246,475
HCA, Inc. 5.00%, 03/15/24		10,325,000	10,271,660
LABL, Inc.(a) 10.50%, 07/15/27		22,629,000	21,268,609
Mauser Packaging Solutions Holding Co.(a) 9.25%, 04/15/27		3,000,000	2,622,255
Mauser Packaging Solutions Holding Co.(a) 7.88%, 08/15/26		3,000,000	2,894,208
MPT Operating Partnership L.P. 2.55%, 12/05/23		12,747,000	15,148,092
Prime Healthcare Services, Inc.(a) 7.25%, 11/01/25		10,000,000	9,246,300
Surgery Center Holdings, Inc.(a) 10.00%, 04/15/27		7,638,000	7,723,927
Viasat, Inc.(a) 7.50%, 05/30/31		4,955,000	3,272,777
VICI Properties L.P./VICI Note Co., Inc.(a) 4.25%, 12/01/26		10,000,000	9,317,511
VICI Properties L.P./VICI Note Co., Inc.(a) 3.50%, 02/15/25		2,000,000	1,913,559
VICI Properties L.P./VICI Note Co., Inc.(a) 4.63%, 06/15/25		7,089,000	6,845,776
Vistra Operations Co. LLC(a) 3.55%, 07/15/24		3,000,000	2,925,805

TOTAL CORPORATE BONDS (Cost $123,093,108)			119,585,581

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Principal Amount	Value

MORTGAGE-BACKED SECURITIES	18.0%
PRIVATE	8.6%
Home Equity	7.8%
Angel Oak Mortgage Trust Series 2022-3(a)(d) 4.14%, 01/10/67		$6,160,834	$5,415,806
Barclays Mortgage Loan Trust Series 2022-INV1(a)(d) 4.56%, 02/25/62		8,472,800	5,497,640
CFMT LLC Series 2023-H12(a) 4.25%, 04/25/33		5,000,000	3,952,815
CWHEQ Home Equity Loan Trust Series 2006-S2(c) 5.64%, 07/25/27		272,073	204,055
CWHEQ Home Equity Loan Trust Series 2006-S3 (Step to 6.26% on 11/25/23)(f)(g)(h) 5.56%, 06/25/21		3	545,600
CWHEQ Home Equity Loan Trust Series 2006-S5(g)(h) 5.75%, 06/25/35		8	1,320,000
Home Equity Mortgage Trust Series 2006-3 (Floating, CME Term SOFR 1M + 0.57%, 0.46% Floor)(c)(e) 5.89%, 09/25/36		2,708,000	863
Home Equity Mortgage Trust Series 2006-3 (Step to 5.63% on 10/25/23)(c)(f) 6.09%, 09/25/36		2,590,482	100,511
Home Equity Mortgage Trust Series 2006-4(c)(h) 0.00%, 11/25/36		4,391,000	128
Home Equity Mortgage Trust Series 2006-4 (Floating, CME Term SOFR 1M + 0.61%, 0.50% Floor)(c)(e) 5.93%, 11/25/36		1,354,000	501
Home Equity Mortgage Trust Series 2006-4(c) 6.23%, 11/25/36		1,614,800	76,703
Home Equity Mortgage Trust Series 2006-5 (Floating, CME Term SOFR 1M + 0.51%, 0.40% Floor)(c)(e)(h) 5.83%, 01/25/37		259,263	12,963
Imperial Fund Mortgage Trust Series 2022-NQM4 (Step to 5.02% on 11/25/23)(a)(f) 5.04%, 06/25/67		4,000,000	2,922,723
Imperial Fund Mortgage Trust Series 2022-NQM5 (Step to 6.35% on 08/25/26)(a)(f) 6.25%, 08/25/67		4,125,000	3,856,119
Indymac Residential Mortgage-Backed Trust Series 2005-L3 (Floating, CME Term SOFR 1M + 0.55%, 0.44% Floor)(e) 5.87%, 12/16/35		1,085,275	781,398
JP Morgan Resecuritization Trust Series 2009-7(a)(d) 7.00%, 09/27/37		9,586,710	4,125,607
PRPM Trust Series 2022-INV1(a)(d) 4.44%, 04/25/67		2,600,000	1,851,378

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Principal Amount	Value

Residential Asset Securitization Trust Series 2006-A6 (Floating, 5.79% - CME Term SOFR 1M, 5.90% Floor)(e)(i) 0.47%, 07/25/36		$12,022,249	$655,855
Saluda Grade Alternative Mortgage Trust Series 2023-SEQ3(a)(d) 10.25%, 06/01/53		10,502,250	10,442,384

Total Home Equity (Cost $48,507,900)			41,763,049

Commercial Mortgage-Backed Securities	0.8%
CSMC Trust Series 2022-NQM4 (Step to 5.29% on 7/25/26)(a)(f) 4.82%, 06/25/67		4,511,328	4,279,962

Total Commercial Mortgage-Backed Securities (Cost $4,335,131)			4,279,962

SOVEREIGN AGENCIES	1.5%
U.S. Government Agencies	1.5%
Government National Mortgage Association Series 2022-190 (Floating, 5.99% - CME Term SOFR 1M, 6.10% Floor)(e)(h)(i) 0.66%, 08/20/49		34,415,975	2,660,624
Government National Mortgage Association Series 2023-135 (Floating, 28.17% - U.S. 30-Day Average SOFR, 28.17% Cap)(e) 5.47%, 09/20/53		5,000,000	5,081,250

Total U.S. Government Agencies (Cost $8,138,691)			7,741,874

U.S. GOVERNMENT AGENCIES	7.9%
Fannie Mae REMICS Series 2013-67 (Floating, 5.99% - U.S. 30-Day Average SOFR, 6.10% Cap)(e)(i) 0.67%, 07/25/43		8,859,123	747,228
Fannie Mae REMICS Series 2020-27 (Floating, 5.84% - U.S. 30-Day Average SOFR, 5.95% Cap)(e)(h)(i) 0.52%, 05/25/50		18,605,279	1,487,611
Fannie Mae REMICS Series 2022-19 (Floating, 5.60% - U.S. 30-Day Average SOFR, 5.60% Cap)(e)(h)(i) 0.29%, 04/25/52		34,451,536	2,639,032
FREMF Mortgage Trust Series 2019-KF59 (Floating, U.S. 30-Day Average SOFR + 6.11%, 6.00% Floor)(a)(e) 11.43%, 02/25/29		19,291,012	19,117,105
Government National Mortgage Association Series 2021-160 (Floating, 6.19% - CME Term SOFR 1M, 6.30% Floor)(e)(h)(i) 0.86%, 09/20/51		14,374,704	1,575,353
Government National Mortgage Association Series 2021-205 (Floating, 3.20% - U.S. 30-Day Average SOFR, 3.20% Cap)(e)(h)(i) 0.00%, 11/20/51		171,885,013	1,294,466
Government National Mortgage Association Series 2021-70(d)(h)(i) 0.71%, 04/16/63		283,007,016	15,382,705

TOTAL U.S. GOVERNMENT AGENCIES (Cost $60,635,385)			42,243,500

TOTAL MORTGAGE-BACKED SECURITIES (Cost $121,617,107)			96,028,385

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS	0.9%
U.S. Treasury Note 4.00%, 08/15/33		5,000,000	4,724,219

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $4,861,907)			4,724,219

MUNICIPAL BONDS	4.5%
GDB Debt Recovery Authority of Commonwealth Puerto Rico Taxable Revenue Bond 7.50%, 08/20/40		$23,539,083	$19,007,809
Puerto Rico Commonwealth Notes, Subseries CW(j) 0.00%, 11/01/43		9,482,569	4,919,083

TOTAL MUNICIPAL BONDS (Cost $26,177,709)			23,926,892

	Percentage of Net Assets	Shares	Value

SHORT-TERM INVESTMENTS	6.4%
Northern Institutional Treasury Portfolio (Premier Class), 5.20%(k)		34,001,974	34,001,974

TOTAL SHORT-TERM INVESTMENTS (Cost $34,001,974)			34,001,974

TOTAL INVESTMENTS (Cost $569,133,934)	98.9%		527,017,392

NET OTHER ASSETS (LIABILITIES)	1.1%		6,037,124

NET ASSETS	100.0%		$533,054,516

(a)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)Equity tranche security.

(c)Security valued pursuant to Level 3 unobservable inputs.

(d)Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)Floating rate security. The rate presented is the rate in effect at September 30, 2023, and the related index and spread are shown parenthetically for each security.

(f)Step coupon bond. Rate as of September 30, 2023 is disclosed.

(g)FGIC insured bond in which the current value primarily relates to pending insurance payments.

(h)Non-income producing security.

(i)Interest only security.

(j)These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(k)7-day current yield as of September 30, 2023 is disclosed.

Abbreviations:

CLO – Collateralized Loan Obligation

USD – United States Dollar

GBP – British Pound

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

Forward foreign currency exchange contracts at September 30, 2023:

Counterparty	Settlement Date	Currency Purchased	Currency Purchased Amount	Currency Sold	Currency Sold Amount	Unrealized Appreciation (Depreciation)

Goldman Sachs International	12/05/2023	USD	15,156,342	GBP	12,428,325	$(13,767)

Swap Agreements outstanding at September 30, 2023:

Counterparty	Fund Pays	Fund Receives	Maturity Date	Currency	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	SPDR S&P 500 ETF return	1-Day SOFR-0.25%	08/12/2024	USD	15,002,914	$629,652	$629,652

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2023

River Canyon Total Return Bond Fund

Assets:
Investments, at value (Cost:$569,133,934)	$527,017,392
Foreign currencies (Cost:$172)	169
Cash collateral for derivatives	1,870,914
Receivable for interest	4,390,603
Receivable for dividends	225,960
Receivable for investments sold	7,059,905
Receivables for capital shares sold	1,175,353
Unrealized appreciation on total return swaps	629,652
Prepaid expenses	31,202

Total Assets	542,401,150

Liabilities:
Cash Overdraft	1,034,230
Unrealized depreciation on forward foreign currency exchange contracts	13,767
Securities purchased payable	6,424,008
Capital shares redeemed payable	1,150,555
Investment advisory fees payable	209,917
Accounting and Administration fees payable	371,626
Regulatory and Compliance fees payable	63,556
Trustee fees payable	596
Accrued expenses and other payables	78,379

Total Liabilities	9,346,634

Net Assets	$533,054,516

Institutional Shares:
Net assets	$533,054,516
Shares of common stock outstanding	53,938,587

Net asset value per share	$9.88

Net Assets:
Paid in capital	$618,732,656
Distributable earnings (loss)	(85,678,140)

Net Assets	$533,054,516

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2023

River Canyon Total Return Bond Fund

Investment Income:
Dividend income	$1,851,125
Interest income	37,176,647

Total investment income	39,027,772

Operating expenses:
Investment advisory	2,930,744
Accounting and Administration	444,135
Regulatory and Compliance	224,629
Trustees	70,970
Legal	50,544
Interest expense	77,884
Other	182,958

Total expenses before reductions	3,981,864
Expenses reduced by Adviser	(973,234)

Net expenses	3,008,630

Net investment income	36,019,142

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gain (loss) from:
Investments	(29,277)
Forward foreign currency exchange contracts	219,874
Foreign currency	79,652

Net realized gain (loss)	270,249

Net change in unrealized appreciation (depreciation) on:
Investments	(9,070,788)
Foreign currency translations	(8,966)
Forward foreign currency exchange contracts	(13,767)
Swap agreements	629,652

Net change in unrealized appreciation (depreciation)	(8,463,869)

Net realized and unrealized losses from investment activities	(8,193,620)

Change in Net Assets Resulting from Operations	$27,825,522

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2023 and 2022

	River Canyon Total Return Bond Fund

	2023	2022

Increase (decrease) in net assets:
Operations:
Net investment income	$36,019,142	$37,897,711
Net realized gains (losses) from investment transactions	270,249	(40,159,695)
Change in unrealized appreciation (depreciation) on investments	(8,463,869)	(45,030,505)

Change in net assets resulting from operations	27,825,522	(47,292,489)

Dividends paid to shareholders:
From distributable earnings	(37,841,846)	(35,831,722)

Total dividends paid to shareholders	(37,841,846)	(35,831,722)

Capital Transactions:
Proceeds from sale of shares	330,916,265	727,783,543
Value of shares issued to shareholders in reinvestment of dividends	34,625,289	32,442,475
Value of shares redeemed	(323,047,552)	(1,045,178,807)

Change in net assets from capital transactions	42,494,002	(284,952,789)

Change in net assets	32,477,678	(368,077,000)
Net assets:
Beginning of year	500,576,838	868,653,838

End of year	$533,054,516	$500,576,838

Share Transactions:
Sold	32,914,124	66,569,894
Reinvested	3,468,184	3,039,952
Redeemed	(32,158,774)	(97,903,369)

Change	4,223,534	(28,293,523)

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	River Canyon Total Return Bond Fund

	Year Ended September 30, 2023		Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019

Net asset value, beginning of year	$10.07		$11.14		$10.92		$11.17	$10.41

Income (loss) from operations:
Net investment income	0.80		0.49		0.40		0.33	0.24
Net realized and unrealized gains (losses) from investments	(0.16)		(1.09)		0.46		0.02	0.79

Total from investment operations	0.64		(0.60)		0.86		0.35	1.03

Less distributions paid:
From net investment income	(0.83)		(0.47)		(0.40)		(0.35)	(0.27)
From net realized gains on investments	—		—		(0.24)		(0.25)	—

Total distributions paid	(0.83)		(0.47)		(0.64)		(0.60)	(0.27)

Change in net asset value	(0.19)		(1.07)		0.22		(0.25)	0.76

Net asset value, end of year	$9.88		$10.07		$11.14		$10.92	$11.17

Total return	6.70	%(a)	(5.60%)		8.10%		3.20%	10.16%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$533,055		$500,577		$868,654		$166,302	$115,186
Ratio of net expenses to average net assets	0.67	%(b)	0.65%		0.66	%(b)	0.65%	0.65%
Ratio of net investment income to average net assets	7.99%		4.41%		3.51%		3.02%	2.60%
Ratio of gross expenses to average net assets(c)	0.89%		0.82%		0.88%		1.06%	1.48%
Portfolio turnover rate	71.33%		122.12	%(d)	55.64%		44.82%	30.46%

(a)	The Adviser reimbursed the Fund $67,395 during the period in connection with an error. Such reimbursement was 0.02% to the Fund’s total return on the payment date.
(b)

Expenses include interest expense on reverse repurchase agreements of 0.01% and 0.02% for the years ended September 30, 2021 and September 30, 2023, respectively, which is excluded from the Fund’s contractual expense limit.

(c)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	The portfolio turnover rate increased during the year in connection with increased shareholder activity in the Fund.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fifth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 9, 2023. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “Fund”) is a series of the Trust which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). During that time, investments in the Fund were made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015, the Fund became publicly available for investment.

The investment objective of the Fund is to seek to maximize total return. The Fund has been managed as a diversified fund pursuant to Section 5(b) of the 1940 Act since July 2018. Effective April 26, 2021, the Fund determined to continue to be managed as a diversified fund.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.     Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Forward contracts are typically classified within Level 2 of the fair value hierarchy.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty as noted in the “Swap Contracts” note in these notes to financial statements.

The Trustees have designated River Canyon Fund Management LLC, as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) according to policies approved by the Board.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2023 in valuing the Fund’s investments based upon the three fair value levels defined above:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Investments in Securities:
Asset-Backed Securities	$—	$169,666,310	$13,658,242	$183,324,552
Bank Debts	—	65,425,789	—	65,425,789
Corporate Bonds	—	119,585,581	—	119,585,581
Mortgage-Backed Securities	—	95,632,661	395,724	96,028,385
U.S. Government Obligations	—	4,724,219	—	4,724,219
Municipal Bonds	—	23,926,892	—	23,926,892
Short-Term Investments	34,001,974	—	—	34,001,974

Total Investments in Securities	$34,001,974	$478,961,452	$14,053,966	$527,017,392

Other Financial Instruments:
Total Return Swaps*	—	629,652	—	629,652
Forward Foreign Currency Contracts*	—	(13,767)	—	(13,767)

Total Other Financial Instruments	$—	$615,885	$—	$615,885

Total Investments	$34,001,974	$479,577,337	$14,053,966	$527,633,277

*	These investments are reflected in the financial statements at the unrealized gain or loss on the investment.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The Level 3 securities noted above were held at the prior year end or transferred into Level 3 during the current year ended September 30, 2023. The value of these securities compared to the total Fund net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers securities in exchange for cash to a counterparty, with a simultaneous agreement to repurchase the same or substantially same securities at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the securities delivered to the counterparty during the term of the agreement. Cash received in exchange for the securities delivered will accrue interest to be paid by the Fund to the counterparty and is recorded as a component of interest expense on the Statement of Operations. The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under the agreements. As of September 30, 2023, there were no reverse repurchase agreements held by the Fund.

DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may engage in various portfolio strategies to seek to increase their return by hedging the portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Fund, in its normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s exposure may include future claims that may be made against the Fund that have not yet occurred.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” requires additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedule of Investments and in the Notes to Financial Statements.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swap Contracts — The Fund may enter into swap agreements, such as total return swaps.

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of the Fund’s portfolio, to protect the Fund’s value from changes in interest rates, to expose the Fund to a different security or market or to help the Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, the Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Fund’s Valuation Designee.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. If any, realized gains/losses on swap agreements would be included in Net realized gain (loss) on swap agreements in the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, redemption in-kind, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2023, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax years ended September 30, 2023, 2022, 2021 and 2020 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.     Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser” or “River Canyon”), which is registered under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Under the terms of the Trust’s Second Amended and Restated Investment Advisory Agreement (the “Agreement”) with the Adviser, the Fund pays the Adviser an advisory fee computed and accrued daily and paid monthly at the annual rate of 0.65% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” expenses on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” expenses on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”, d/b/a ACA Group) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual asset-based fee, a basis-point fee based on the Fund’s daily net assets, subject to an overall annual minimum fee of $125,000 for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The officers of the Trust are affiliated with Foreside, NorthernTrust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2023, the Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. Effective April 1, 2023, the Trust pays an annual retainer of $132,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2023, the aggregate Trustee compensation paid by the Trust was $416,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” fees on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

For the year ended September 30, 2023, the Fund incurred advisory fees payable to River Canyon, expense waivers/reimbursements from River Canyon, and paid expense recoupments to River Canyon as follows:

	Advisory	Expenses	Advisory Waivers
	Fee to	Reduced	Recouped
Fund	River Canyon	by River Canyon	by River Canyon

River Canyon Total Return Bond Fund	$2,930,744	$973,234	$—

The balances of recoverable expenses to River Canyon by the Fund at September 30, 2023 were as follows:

For the:	Expiring	River Canyon

Year Ended September 30, 2021	September 30, 2024	$932,666
Year Ended September 30, 2022	September 30, 2025	1,483,301
Year Ended September 30, 2023	September 30, 2026	973,234

Balances of Recoverable Expenses to the Adviser		$3,389,201

C.     Investment Transactions

For the year ended September 30, 2023, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales
River Canyon Total Return Bond Fund	$291,952,236	$307,670,219

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

D.     Derivative Instruments

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets & Liabilities as of September 30, 2023:

		Assets		Liabilities
		Statement of		Statement of
Fund	Contract Type	Assets Location	Value	Liabilities Location	Value

River Canyon Total Return Bond Fund	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$13,767
	Equity contracts	Unrealized appreciation on swap agreements	629,652	Unrealized depreciation on swap agreements	—

The following table, set forth by primary risk exposure, displays the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2023:

Amount of Realized Gain
Fund	Contract Type	Statement of Operations Location	(Loss) on Derivative Contracts

River Canyon Total Return Bond Fund	Foreign exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$ 219,874
	Equity contracts	Net realized gain (loss) on swap agreements	—

Fund	Contract Type	Statement of Operations Location	Change in Unrealized Appreciation (Depreciation) on Derivative Contracts

River Canyon Total Return Bond Fund	Foreign exchange contracts	Change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$ (13,767)
	Equity contracts	Change in unrealized appreciation (depreciation) on swap agreements	629,652

Volume of derivative activity for the fiscal year ended September 30, 2023:

	Foreign Exchange		Equity
	Contracts		Contracts
	Number	Average	Number	Average
	Of	Notional	Of	Notional
Fund	Trades	Amount	Trades	Amount

River Canyon Total Return Bond Fund	6	$7,382,008	4	$3,750,729

At September 30, 2023, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral (received)/pledged by the Trust are as follows:

	Derivative Assets			Derivative Liabilities
Net
	Foreign			Foreign			Derivatives	Collateral
	exchange			exchange			Assets	(Received)/	Net
Counterparty	contracts	Swaps	Total	contracts	Swaps	Total	(Liabilities)	Pledged	Exposure
Goldman Sachs International	$–	$629,652	$629,652	$(13,757)	$–	$(13,757)	$615,895	$2,770,914	$3,386,809

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

E.     Federal Income Tax

As of September 30, 2023, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

River Canyon Total Return Bond Fund	$570,848,053	$3,190,321	$(47,020,982)	$(43,830,661)

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2023 and September 30, 2022 for the Fund was as follows:

River Canyon Total Return Bond Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

2023	$37,841,846	$—	$37,841,846	$—	$37,841,846
2022	$35,831,722	$—	$35,831,722	$—	$35,831,722

As of the tax year ended September 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized (Depreciation)	Total Accumulated (Deficit)

River Canyon Total Return Bond Fund	$1,700,739	$—	$1,700,739	$—	$(43,525,484)	$(43,853,395)	$(85,678,140)

As of the tax year ended September 30, 2023, non-expiring capital losses incurred by the Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

River Canyon Total Return Bond Fund	$36,119,452	$7,406,032

F.     Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

G.     Other Risks

The Fund is subject to market risk, which is the risk related to investments in securities in general and the daily fluctuations in the securities markets. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to many factors, including fluctuation in interest rates, lack of liquidity in the bond market, national and international economic conditions, adverse investor sentiment, natural disasters, pandemics (e.g., COVID-19), climate change and climate-related events, disruptions to business operations and supply chains, staffing shortages, regulatory events and governmental or quasi-governmental actions and general market conditions. Global economies and financial markets are increasingly interconnected and events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Political events, including armed conflict, tariffs and economic sanctions also contribute to market volatility. These events can have a significant impact on the Fund’s operations and performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of the River Canyon Total Return Bond Fund and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting Advisers Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Trust as of September 30, 2023, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 17, 2023

We have served as the auditor of one or more River Canyon Fund Management LLC investment companies since 2015.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

A.	Security Allocation as of September 30, 2023

Market Exposure
Securities	% of Net Assets
Asset-Backed Securities	34.4%
Corporate Bonds	22.4
Mortgage-Backed Securities	18.0
Bank Debts	12.3
Municipal Bonds	4.5
U.S. Government Obligations	0.9
Total Securities	92.5%
Total Return Swaps	0.1
Forward Foreign Currency Contracts	0.0
Total Investments	92.6%

5 Largest Security Positions
Issuer	% of Net Assets
LABL, Inc.
10.50%, 7/15/27	4.0%
Imperva, Inc.
9.39%, 1/12/25	3.7
FREMF Mortgage Trust Series 2019-KF59
11.43%, 2/25/29	3.6
GDB Debt Recovery Authority of Commonwealth Puerto Rico Taxable Revenue Bond
7.50%, 8/20/40	3.6
CT Technologies Intermediate Holdings, Inc.
9.57%, 12/16/25	3.5
Total	18.4%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2023 and held for the entire period through September 30, 2023.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid 4/1/23–9/30/23*
Actual	0.65%	$1,000.00	$1,024.20	$3.30
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

C.	Board Approval of Investment Advisory Agreement

Section 15 of the 1940 Act requires that the Agreement between the Trust and the Adviser with respect to the Fund be approved by a majority of the Board including a majority of Independent Trustees. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to the Fund and its shareholders. The Board considered and approved the Agreement for the Fund at a meeting held on September 13, 2023.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser (iii) the costs of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the Fund’s shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser regarding its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (if any), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement with respect to the Fund or any other fund managed by the Adviser. The Board then considered key risks associated with the Fund and ways in which those risks were mitigated. Taking into account the personnel involved in servicing the Fund, as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services received from the Adviser.

The Board reviewed the investment performance for the Fund. As part of this analysis, the Board reviewed an independent report prepared by FUSE Research Network, LLC (the “FUSE Report”). The FUSE Report consisted of comparisons of the performance of the Fund to the performance of (i) its selected benchmark; (ii) 14 other multisector bond funds selected by FUSE with similar pricing characteristics (the “Peer Group”); and (iii) the Peer Group and all other multisector bond funds with similar pricing features (the “Peer Universe”). The Board reviewed the methodology used to select the Peer Group and the Peer Universe. The Board reviewed the performance of the River Canyon Fund for the three-month, one-year, three-year, five-year, and since inception periods ended June 30, 2023 compared to the Peer Group, Peer Universe, and the selected benchmark and noted the River Canyon Fund’s outperformance for all periods. After considering the information presented to it, the Board expressed satisfaction with the performance of the Fund and the Adviser.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser received a management fee of 0.65% of average daily net assets of the Fund. The Board reviewed the investment advisory fee and the total net expenses paid by the River Canyon Fund in comparison to the median investment advisory fees and the median total net expenses paid by the Peer Group and Peer Universe and noted that the River Canyon Fund advisory fee was higher than the median paid by the Peer Group and that the River Canyon Fund’s total net operating expenses were in line with the median for the Peer Group and lower than the Peer Universe as set forth in the FUSE Report. The Board then considered the expense cap in place for the Fund, noting that the Adviser had contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 0.65% of average daily net assets. After considering the comparative fee and expense data, as well as performance data, provided by the Adviser, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board examined the profitability of the Adviser’s relationship with the Fund and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition and profitability of the Adviser and representations made thereto and to overall importance of the Fund’s relationship to the Adviser’s business strategy. The Board concluded that, based on both the written and oral reports provided by the Adviser, River Canyon did not expect to earn a profit with respect to its management of the River Canyon Fund.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, the Fund’s capacity, and the Fund’s breakeven point. The Board noted than other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Fund.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures of the Fund by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 800-245-0371 (toll free).

E.	Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Robert Gordon Year of Birth: 1961	Trustee	Indefinite/ January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	9	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	9	Diamond Hill Funds (retired 2022)

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	9	None

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

Kara M. Scheider Year of Birth: 1973	Secretary	Indefinite/March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023.	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Stefania C. Suciu Year of Birth: 1979	Assistant Secretary	Indefinite/March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2015 to present.	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Schneider, and Suciu is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
●	Account History, including information about the transactions and balances in a customer’s account(s); and
●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

(This page has been intentionally left blank)

Investment Adviser

River Canyon Fund Management LLC

2728 North Harwood Street, 2nd Floor

Dallas, Texas 75201

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

RC 09/23

September 30, 2023

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Investors may obtain a copy of the proxy voting policies and procedures by writing to Advisers Investment Trust in the name of the respective Fund, P.O. Box 182330, Columbus, OH 43218-2330 or by calling the Fund at 800-477-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812. Information about how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-477-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The Funds file their respective complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their respective reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling 800-477-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MESSAGE TO SHAREHOLDERS

September 30, 2023

Dear Shareholders,

Thank you for investing with State Farm Funds®. Enclosed is the Annual Report for the 12-month period ended September 30, 2023, for the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund (the “State Farm Funds” or the “Funds”), each a series of Advisers Investment Trust (“the Trust”). In this report you will find management’s discussion of the investment philosophy and process for each of the State Farm Funds in the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

The State Farm Funds are advised by State Farm Investment Management Corp. with Northern Trust Investments, Inc. providing day-to-day portfolio management as the sub-adviser. The Northern Trust Company serves as the Funds’ administrator, fund accountant, custodian, and transfer agent.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Sincerely,

Sarah Mineau
Vice President
State Farm Investment Management Corp.

[1]	Investing involves risk, including potential for loss.

[2]	Asset allocation does not assure a profit or protect against loss.

1

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. In general, the Sub-Adviser employs a long-term ownership strategy, which emphasizes buying securities as long-term investments. While the Fund seeks to maintain sector weights consistent within 3% to 5% of each sector’s weight in the S&P 500 Index (the “Index”), the Fund’s benchmark index, in making investment decisions on specific securities, the Sub-Adviser uses statistical modeling and research to look for companies with strong profitability and cash flows within their sector and strong management efficiency.

Describe the relevant market environment as it related to the Fund for the reporting period.

Global markets finished the 4th quarter of 2022 higher, with investor sentiment buoyed by easing inflationary pressures. However, most major asset classes finished calendar year 2022 with double-digit losses. Declining inflation levels allowed the U.S. Federal Reserve (the “Fed”) and European Central Bank to slow the pace of interest rate increases, but a significant amount of uncertainty remained surrounding the ultimate level of global interest rates and the duration of restrictive monetary policy. Economic cross-currents added to intra-quarter volatility as sluggish manufacturing and U.S. housing data was at odds with continued strength in the global labor market.

Global equity markets posted mid-single-digit gains in the first quarter of 2023, despite additional central bank tightening and the second-largest bank failure in U.S. history. Throughout the first two months of the quarter, investor focus gradually drifted from a more optimistic view on the path of inflation in January to concerns of further central bank tightening (February through early-March). Attention quickly pivoted to the banking sector in mid-March, following the collapse of Silicon Valley Bank and Signature Bank in the U.S., as well as the rescue acquisition of Credit Suisse by Swiss competitor UBS. Central banks responded to the banking issues with emergency liquidity measures, but continued raising rates later in the quarter. During the first quarter, higher dividend payers gave back some gains following very strong performance in 2022, and low volatility names significantly underperformed high volatility names, thus the high dividend yield and low volatility emphasis of the Fund underperformed in the first quarter.

The equity market continued to post robust gains in the second quarter of 2023, but it was a narrowly led rally driven by a few mega cap technology names. Underlying fundamental measures such as high margins and return on equity (ROE) lagged and strong sales growth was in favor. As higher volatility growth stocks rallied and valuations widened, the equity portfolio’s low volatility and high dividend yield emphasis continued to underperform.

The market in the third quarter experienced a dramatic mood shift as the mega cap growth rally unwound and fundamental measures such as return on invested capital and stable earnings moved in favor. The first half of the year was driven primarily by outperformance of lower quality and higher volatility names, and this trend reversed in the third quarter resulting in favorable performance from the Fund’s emphasized factors. The S&P 500 index modestly declined in the third quarter as rising oil prices and interest rates weighed on investor sentiment. Energy was the best performing sector, benefiting from rising oil prices. Real Estate, Utilities and Consumer Staples sectors lagged, negatively impacted by rising interest rates. Sector performance remained highly reversionary with continued prominent sector dispersion and the growth factor only working in a few sectors. The multiple expansion that drove U.S. equity performance on a year to date basis began to reverse in the third quarter, and factors turned a corner with low volatility and quality ultimately outperforming. Sector neutral positioning and risk controls in the quantitative strategies supported relative returns in a market that saw significant dispersion between top and bottom performers.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2023, the State Farm Growth Fund experienced a total return of 18.58% after expenses, compared to a 21.62% total return for the S&P 500 Index. The S&P 500 Index was up significantly (+7.56%) to close 2022 and the Growth Fund outperformed by 2.92% during that timeframe. The Index then continued to climb 7.50% and 8.74%, respectively, for the first and second quarters of 2023. During that timeframe, the Growth Fund’s bias toward higher quality, lower volatility, and higher dividend-yielding stocks led to underperformance as much of the market’s momentum was temporarily propelled by a relatively small number of higher volatility, non-dividend paying mega-cap names. During the third quarter of 2023, the S&P 500 Index declined 3.27% and the Growth Fund’s performance slightly underperformed (down -3.38%) relative to the benchmark.

2

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2023 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2023**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Growth Fund	18.58%	9.95%	10.50%	0.16%	0.12%
Benchmark: S&P 500 Index	21.62%	9.92%	11.91%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Growth Fund, a series of the State Farm Associates’ Funds Trust (the “Growth Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Growth Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Growth Predecessor Fund for the periods prior to the reorganization.

***	Expense ratios are per the most recent Fund Prospectus dated January 28, 2023. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

3

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in pursuit of long-term growth of principal while providing some current income. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 65% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Sub-Adviser chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate income. Under normal market conditions, the Fund invests approximately 35% and at least 25% of its total assets in a representative sample of fixed income securities in the Bloomberg Intermediate U.S. Government/Credit Bond Index (the “Index”). The Fund will buy and sell fixed income securities with the goal of achieving overall duration and total return similar to that of the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Global equity markets and fixed income assets finished the 4th quarter of 2022 higher, with investor sentiment buoyed by easing inflationary pressures. Declining inflation levels allowed the U.S. Federal Reserve and European Central Bank to slow the pace of interest rate increases, but a significant amount of uncertainty remained surrounding the ultimate level of global interest rates and the duration of restrictive monetary policy. Economic cross-currents added to intra-quarter volatility as sluggish manufacturing and U.S. housing data was at odds with continued strength in the global labor market.

Global equity markets and fixed income assets posted positive results the first quarter of 2023, despite additional central bank tightening and the second-largest bank failure in U.S. history. Throughout the first two months of the quarter, investor focus gradually drifted from a more optimistic view on the path of inflation in January to concerns of further central bank tightening (February through early-March). Attention quickly pivoted to the banking sector in mid-March, following the collapse of Silicon Valley Bank and Signature Bank in the U.S., as well as the rescue acquisition of Credit Suisse by Swiss competitor UBS. Central banks responded to the banking issues with emergency liquidity measures, but continued raising rates later in the quarter. During the first quarter, higher dividend payers gave back some gains following very strong performance in 2022, and low volatility names significantly underperformed high volatility names, thus the high dividend yield and low volatility emphasis of the Fund underperformed in the first quarter. Fixed income assets rallied into quarter end as investors sought relative safety and systematic banking concerns alleviated.

The equity market continued to post robust gains in the second quarter of 2023, but it was a narrowly led rally driven by a few mega cap technology names. Underlying fundamental measures such as high margins and ROE lagged and strong sales growth was in favor. As higher volatility growth stocks rallied and valuations widened, the equity portfolio’s low volatility and high dividend yield emphasis continued to underperform.

Fixed income assets generally posted negative results in the second quarter. The spread between the 2-year and 10-year treasury yield curve further inverted to end the quarter at -1.06%. April brought the Federal Deposit Insurance Corporation (FDIC) takeover and subsequent sale to JP Morgan of First Republic Bank, but systemic banking sector concerns eased as deposit outflows slowed and bank earnings came in better than expected. Volatility returned as the U.S. Treasury federal debt ceiling approached but a deal was eventually reached in early June. Amid the uncertain risk backdrop, the Federal Open Market Committee (FOMC) raised rates once during the quarter by 25 basis points (0.25%) to a range of 5.00%-5.25% in May. The committee paused in June, but the dot plot signaled more hikes on the horizon with most members seeing a year end Fed Funds rate of 5.6%. Finally, credit markets responded well to economic data during the quarter that pointed to a tight labor market implying a resilient consumer and indications that inflation continues to ease. Spreads broadly tightened, providing some relief to rising rates.

The market in the third quarter experienced a dramatic mood shift as the mega cap growth rally unwound and fundamental measures such as return on invested capital and stable earnings moved in favor. The first half of the year was driven primarily by outperformance of lower quality and higher volatility names, and this trend reversed in the third quarter resulting in favorable performance from the Fund’s emphasized factors. Sector performance remained highly reversionary with continued prominent sector dispersion and the growth factor only working in a few sectors. The multiple expansion that drove US equity performance on a year to date basis began to reverse in the third quarter, and factors turned a corner with low volatility and quality ultimately outperforming. Sector neutral positioning and risk controls in the quantitative strategies supported relative returns in a market that saw significant dispersion between top and bottom performers. Fixed Income assets generally posted negative results in the third quarter amid a volatile rate environment where the yield curve became substantially less inverted. The two-year U.S. Treasury rose 15 basis points (0.15%) while the 10-year U.S. Treasury moved higher by 73 basis points (0.73%) ending the quarter inverted -0.48%. Underlying inflation, while still elevated, eased a bit and the labor market remained robust. Market sentiment turned negative during the quarter amid the Fitch downgrade of U.S. Sovereign debt and rising concern about the effects of a

4

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2023 (Unaudited)

U.S. government shutdown on the growth outlook. The FOMC resumed its hiking cycle and raised the federal funds rate to a target range of 5.25%-5.50% in July, before pausing again in September

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2023, the State Farm Balanced Fund experienced a total return of 13.87% after expenses, compared to a 14.71% return of the blended benchmark of the Fund. The Balanced Fund’s 12-month underperformance was driven primarily by the equity portion of the Fund. The S&P 500 Index was up significantly (+7.56%) to close 2022 and equity portion of the Fund outperformed during that timeframe. The Index then continued to climb 7.50% and 8.74%, respectively, for the first and second quarters of 2023. During that timeframe, the equity portion of the Balanced Fund’s bias toward higher quality, lower volatility, and higher dividend-yielding stocks led to underperformance as much of the market’s momentum was temporarily propelled by a relatively small number of higher volatility, non-dividend paying mega-cap names. During the third quarter of 2023, the S&P 500 Index declined 3.27% and the Balanced Fund’s equity performance slightly underperformed relative to the benchmark. The fixed income portion of the Balanced Fund underperformed the Fund’s fixed income benchmark due to the Fund’s security selection.

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Intermediate U.S. Government/Credit Index contains 5,307 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

***	The Northern Trust Company computes the Blended Benchmark using 65% S&P 500 Index and 35% Bloomberg Intermediate U.S. Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Intermediate U.S. Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

5

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2023 (Unaudited)

Average Annual Total Returns as of September 30, 2023****

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio*****	Net Expense Ratio*****
State Farm Balanced Fund	13.87%	7.69%	7.75%	0.18%	0.14%
Benchmark: S&P 500 Index	21.62%	9.92%	11.91%	—	—
Benchmark: Bloomberg Intermediate
U.S. Government/Credit Index	2.20%	1.02%	1.27%	—	—
Benchmark: Blended Benchmark	14.71%	7.11%	8.33%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

****

The Fund is the successor to the State Farm Balanced Fund, a series of the State Farm Associates’ Funds Trust (the “Balanced Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Balanced Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Balanced Predecessor Fund for the periods prior to the reorganization.

*****	Expense ratios are per the most recent Fund Prospectus dated January 28, 2023. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

6

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a manner that seeks to provide investment results approximating the performance of the Bloomberg 1-5 Year U.S. Treasury Index. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. Under normal circumstances, the Fund invests substantially all its net assets in a representative sample of the U.S. Treasury obligations included in the Bloomberg 1-5 Year U.S. Treasury Index (the “Index”). The Sub-Adviser tries to replicate the investment composition and performance of the Index using computer programs and statistical procedures. The Fund will buy and sell securities with the goal of achieving an overall duration and total return for the Fund similar to that of the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Following three negative quarters, fixed income assets posted positive results in the fourth quarter of 2022. Though not in a linear fashion, credit spreads were broadly tighter, and the treasury yield curve moved lower and flatter. Markets hoped softer economic data reported during the quarter would pave the way for the Fed to slow the pace of rate hikes and pause its hiking cycle early. During the quarter, the Fed increased the Federal Funds target range to 4.25-4.50% via a 75 and 50 basis point hike in November and December, respectively. Importantly, the Summary of Economic Projections reflected a peak Fed Funds Rate of 5.1%, half a percentage point higher than September projections and higher than the market is pricing. The labor market remained tight as the unemployment rate ticked up only slightly to 3.7% during the quarter. While uncertainty still existed, markets embraced the overall softer economic data during the quarter.

Fixed income assets posted positive results in the first quarter of 2023; however, it was not without volatility. Interest rates ended the quarter lower and credit spreads were broadly tighter contributing to positive results amidst near unprecedented interest rate volatility. Ultimately, the two-year and 10-year treasury yield fell in parallel down 40 basis points (0.40%) in the quarter while the Fed raised rates twice during the quarter via two 25 basis point (0.25%) hikes. January had positive economic data as inflation continued to tick down, and Gross Domestic Product came in higher than expected. Markets hoped this was a sign the economy could avoid a recession and the Fed would be closer to ending its rate hiking cycle. However, February payroll exceeded expectations while the core personal consumption expenditures came in hotter than expected. Markets reversed all gains earned in January as the likelihood for a “higher-for-longer” rate environment increased. Finally, markets entered a period of intense volatility in March following the collapse of Silicon Valley Bank (SVB), Signature Bank and Credit Suisse, which introduced fears regarding banking sector stability. The ICE BofA Move Index, which measures bond market volatility, spiked hitting a high price of 198 on March 15th, the highest since the Great Financial Crisis. Fixed income assets rallied into quarter end as investors sought relative safety and systematic banking concerns alleviated.

Fixed income assets generally posted negative results in the second quarter. The spread between the two year and 10-year treasury yield curve further inverted to end the quarter at -1.06%. April brought the FDIC takeover and subsequent sale to JP Morgan of First Republic Bank, but systemic banking sector concerns eased as deposit outflows slowed and bank earnings came in better than expected. Volatility returned as the U.S. Treasury federal debt ceiling approached but a deal was eventually reached in early June. Amid the uncertain risk backdrop, the FOMC raised rates once during the quarter by 25 basis points (0.25%) to a range of 5.00%-5.25% in May. The committee paused in June, but the dot plot signaled more hikes on the horizon with most members seeing a year end Fed Funds rate of 5.6%. Markets dramatically lowered their expectations for rate cuts by year end following the June meeting. Finally, credit markets responded well to economic data during the quarter that pointed to a tight labor market implying a resilient consumer and indications that inflation continues to ease. Spreads broadly tightened, providing some relief to rising rates.

Fixed Income assets generally posted negative results in the third quarter amid a volatile rate environment where the yield curve became substantially less inverted. The two-year U.S. Treasury rose 15 basis points (0.15%) while the 10-year U.S. Treasury moved higher by 73 basis points (0.73%) ending the quarter inverted -0.48%. Economic data cooled off some but remained resilient. Underlying inflation, while still elevated, eased a bit and the labor market remained robust. Market sentiment turned negative during the quarter amid the Fitch downgrade of U.S. Sovereign debt and rising concern about the effects of a U.S. government shutdown on the growth outlook. The FOMC resumed its hiking cycle and raised the federal funds rate to a target range of 5.25%-5.50% in July, before pausing again in September. Importantly, FOMC participants reduced the number of rate cuts expected in 2024, reinforcing the “higher for longer” message and likely contributing to the run-up in U.S. Treasury yields.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2023, the State Farm Interim Fund experienced a total return of 1.92% after expenses, compared to a 2.07% return for the Bloomberg 1-5 Year U.S. Treasury Index. The impact of expenses, and to a smaller

7

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2023 (Unaudited)

extent the duration and security selection effects associated with sampling from the benchmark, the Bloomberg 1-5 Year U.S. Treasury Index, contributed to the Fund’s overall relative underperformance.

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2023**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Interim Fund	1.92%	0.70%	0.65%	0.22%	0.16%
Benchmark: Bloomberg 1-5 Year U.S. Treasury Index	2.07%	0.90%	0.79%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Interim Fund, a series of the State Farm Associates’ Funds Trust (the “Interim Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Interim Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Interim Predecessor Fund for the periods prior to the reorganization.

***	Expense ratios are per the most recent Fund Prospectus dated January 28, 2023. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

8

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Under normal circumstances, the Fund invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from federal income tax. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Sub-Adviser will invest the Fund’s assets primarily in a diversified selection of municipal bonds with maturities of one to 17 years, although from time to time the Sub-Adviser may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years.

Describe the relevant market environment as it related to the fund for the reporting period.

The municipal bond market experienced volatility throughout the fiscal year as hopes for a “soft landing” economic outlook collided with regional banking concerns, Treasury debt limits, and geopolitical conflict. Amid elevated, yet slowing inflation and resilient economic data, the FOMC raised the Federal Funds rate six times while continuing to reduce its balance sheet on a consistent monthly basis. The FOMC entered a holding pattern following its July meeting and the Federal Funds rate ended the fiscal year at a range of 5.25%-5.50%. Longer term interest rates generally fell during the first half of the fiscal year before reversing course and rising into fiscal year end. The Municipal yield curve flattened as 2-year and 10-year AAA Municipal yields rose 58 and 18 basis points (bps), respectively. Comparatively, the 2-year and 10-year US Treasury rose 77 and 74 bps, respectively. The relative interest rate move pushed Municipal/Treasury ratios lower with Municipals ending the fiscal year at relatively more expensive levels than the start of the fiscal year.

Municipal bond mutual fund outflows continued during the reporting period at a measured pace but slowed significantly compared to fiscal year 2022 as higher yields and expectations for the end of the FOMC hiking cycle tempered outflows relative to the previous year. New issuance in the primary market continued to slow on a year over year basis, as strong balance sheets, robust revenue, stimulus cash and higher rates resulted in less borrowing and refinancings. Municipal bond credit spreads tightened over the course of the fiscal year as investors were attracted to yields amid a benign economic environment. Lower rated credit spreads tightened by a greater degree than higher rated counterparts, pushing credit spreads for the lowest rated issuers significantly below the one-year averages.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2023, the State Farm Municipal Bond Fund experienced a total return of 2.64% after expenses, compared to a 2.23% return for the Bloomberg 7-Year Municipal Bond Index. Duration positioning was the largest contributor to outperformance as the Fund carried an overall longer duration than the benchmark and duration positioning moved lower to neutral during the year. Credit quality allocation and selection detracted marginally from performance. The Fund was overweight higher credit quality names versus its benchmark during the fiscal year which dragged on performance as the lower rated segment outperformed as credit spreads tightened.

9

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2023 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2023**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Municipal Bond Fund	2.64%	1.17%	1.91%	0.19%	0.17%
Benchmark: Bloomberg 7-Year Municipal Bond Index	2.23%	1.27%	1.94%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Municipal Bond Fund, a series of the State Farm Associates’ Funds Trust (the “Municipal Bond Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Municipal Bond Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Municipal Bond Predecessor Fund for the periods prior to the reorganization.

***	Expense ratios are per the most recent Fund Prospectus dated January 28, 2023. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2025.

10

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Shares	Value
Common Stocks (99.10%)

Advertising & Marketing (0.23%)
Interpublic Group of Cos. Inc., The	528,100	$15,135,346

Aerospace & Defense (0.20%)
Lockheed Martin Corp.	32,100	13,127,616

Apparel & Textile Products (0.42%)
NIKE Inc., Class B	6,400	611,968
Ralph Lauren Corp.	113,900	13,222,651
Tapestry Inc.	455,200	13,087,000

		26,921,619

Asset Management (0.61%)
BlackRock Inc.	23,800	15,386,462
Invesco Ltd.	100	1,452
Janus Henderson Group PLC	584,200	15,084,044
Voya Financial Inc.	130,300	8,658,435

		39,130,393

Automotive (0.56%)
Tesla Inc.(a)	144,800	36,231,856

Banking (1.81%)
Bank of America Corp.	76,000	2,080,880
Citigroup Inc.	20,600	847,278
Comerica Inc.	100	4,155
JPMorgan Chase & Co.	97,500	14,139,450
M&T Bank Corp.	62,000	7,839,900
Pinnacle Financial Partners Inc.	46,000	3,083,840
Wells Fargo & Co.	2,178,700	89,021,682
Zions Bancorp NA	100	3,489

		117,020,674

Beverages (2.07%)
Coca-Cola Co., The	847,000	47,415,060
Constellation Brands Inc., Class A	7,200	1,809,576
PepsiCo Inc.	496,000	84,042,240

		133,266,876

Biotechnology & Pharmaceuticals (17.52%)
AbbVie Inc.	636,000	94,802,160
Amgen Inc.	176,485	47,432,109
Bristol-Myers Squibb Co.	18,800	1,091,152
Eli Lilly & Co.	738,000	396,401,940
Gilead Sciences Inc.	189,800	14,223,612
Johnson & Johnson	2,303,620	358,788,815
Merck & Co. Inc.	82,250	8,467,638
Organon & Co.	17,103	296,908
Pfizer Inc.	2,214,832	73,465,977
Regeneron Pharmaceuticals Inc.(a)	1,500	1,234,440
Vertex Pharmaceuticals Inc.(a)	31,300	10,884,262
Zoetis Inc.	705,396	122,724,796

		1,129,813,809

	Shares	Value
Common Stocks (Cont.)

Cable & Satellite (0.18%)
Comcast Corp., Class A	84,300	$3,737,862
Sirius XM Holdings Inc.	1,756,100	7,937,572

		11,675,434

Chemicals (4.71%)
Air Products and Chemicals Inc.	829,800	235,165,320
Avery Dennison Corp.	53,700	9,809,379
International Flavors & Fragrances Inc.	524,541	35,757,960
Linde PLC	59,000	21,968,650
Sherwin-Williams Co., The	4,700	1,198,735

		303,900,044

Commercial Support Services (0.55%)
Cintas Corp.	16,600	7,984,766
H&R Block Inc.	547,700	23,583,962
Republic Services Inc.	28,200	4,018,782

		35,587,510

Construction Materials (3.26%)
Vulcan Materials Co.	1,039,200	209,939,184

Consumer Services (0.07%)
Grand Canyon Education Inc.(a)	39,500	4,616,760

Containers & Packaging (0.79%)
AptarGroup Inc.	409,497	51,203,505

Diversified Industrials (3.00%)
3M Co.	164,400	15,391,128
Emerson Electric Co.	126,400	12,206,448
Honeywell International Inc.	82,800	15,296,472
Illinois Tool Works Inc.	652,300	150,231,213

		193,125,261

E-Commerce Discretionary (0.37%)
Amazon.com Inc.(a)	188,800	24,000,256
Etsy Inc.(a)	100	6,458

		24,006,714

Electric Utilities (0.68%)
Consolidated Edison Inc.	91,200	7,800,336
Duke Energy Corp.	17,400	1,535,724
Evergy Inc.	182,200	9,237,540
OGE Energy Corp.	254,300	8,475,819
Pinnacle West Capital Corp.	103,500	7,625,880
Public Service Enterprise Group Inc.	165,900	9,441,369

		44,116,668

Electrical Equipment (0.08%)
AMETEK Inc.	36,000	5,319,360

Entertainment Content (3.33%)
Electronic Arts Inc.	27,200	3,274,880

See accompanying notes to financial statements.	11

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Shares	Value
Common Stocks (Cont.)

Entertainment Content (Cont.)
Walt Disney Co., The(a)	2,609,440	$211,495,112
Warner Bros Discovery Inc.(a)	100	1,086

		214,771,078

Food (1.31%)
General Mills Inc.	135,500	8,670,645
Kellogg Co.	179,400	10,676,094
McCormick & Co. Inc.	856,600	64,793,224

		84,139,963

Health Care Facilities & Services (0.75%)
Cardinal Health Inc.	114,700	9,958,254
Chemed Corp.	18,700	9,718,390
Cigna Group, The	11,200	3,203,984
CVS Health Corp.	5,300	370,046
Elevance Health Inc.	12,100	5,268,582
McKesson Corp.	26,800	11,653,980
Quest Diagnostics Inc.	47,400	5,776,164
UnitedHealth Group Inc.	5,000	2,520,950

		48,470,350

Home & Office Products (0.77%)
HNI Corp.	1,439,200	49,839,496

Household Products (2.62%)
Clorox Co., The	11,500	1,507,190
Colgate-Palmolive Co.	466,300	33,158,593
Kenvue Inc.	1,427,196	28,658,096
Procter & Gamble Co., The	724,755	105,712,764

		169,036,643

Industrial Support Services (0.09%)
MSC Industrial Direct Co. Inc.,
Class A	22,700	2,228,005
Watsco Inc.	9,200	3,475,024

		5,703,029

Institutional Financial Services (0.31%)
Cboe Global Markets Inc.	6,500	1,015,365
Goldman Sachs Group Inc., The	3,500	1,132,495
Intercontinental Exchange Inc.	104,200	11,464,084
Northern Trust Corp.	20,600	1,431,288
SEI Investments Co.	9,400	566,162
Virtu Financial Inc., Class A, Class A	270,000	4,662,900

		20,272,294

Insurance (0.91%)
Allstate Corp., The	28,700	3,197,467
Aon PLC, Class A	12,800	4,150,016
Berkshire Hathaway Inc., Class B(a)	23,800	8,337,140
Chubb Ltd.	56,500	11,762,170
Lincoln National Corp.	599,300	14,796,717
Travelers Cos. Inc., The	66,700	10,892,777
Willis Towers Watson PLC	25,300	5,286,688

		58,422,975

	Shares	Value
Common Stocks (Cont.)

Internet Media & Services (4.33%)
Alphabet Inc., Class A(a)	1,534,300	$200,778,498
Alphabet Inc., Class C(a)	118,320	15,600,492
Booking Holdings Inc.(a)	400	1,233,580
Meta Platforms Inc., Class A(a)	128,870	38,688,063
Netflix Inc.(a)	61,400	23,184,640

		279,485,273

Leisure Facilities & Services (1.35%)
Carnival Corp.(a)	68,700	942,564
Domino’s Pizza Inc.	9,500	3,598,505
Las Vegas Sands Corp.	100	4,584
Madison Square Garden Sports Corp.	40,100	7,069,630
McDonald’s Corp.	84,600	22,287,024
MGM Resorts International	27,600	1,014,576
Norwegian Cruise Line Holdings Ltd.(a)	100	1,648
Royal Caribbean Cruises Ltd.(a)	40,800	3,759,312
Starbucks Corp.	277,600	25,336,552
TKO Group Holdings Inc.	200,100	16,820,406
Travel + Leisure Co.	138,700	5,094,451
Wynn Resorts Ltd.	14,600	1,349,186

		87,278,438

Machinery (3.82%)
Caterpillar Inc.	892,321	243,603,633
Snap-on Inc.	9,400	2,397,564

		246,001,197

Medical Equipment & Devices (2.35%)
Abbott Laboratories	847,500	82,080,375
Agilent Technologies Inc.	548,071	61,285,299
Danaher Corp.	5,900	1,463,790
QIAGEN NV(a)	159,100	6,443,550

		151,273,014

Metals & Mining (0.89%)
Freeport-McMoRan Inc.	268,400	10,008,636
Rio Tinto PLC Sponsored ADR	739,300	47,049,052

		57,057,688

Oil & Gas Producers (4.09%)
APA Corp.	188,200	7,735,020
Cheniere Energy Inc.	35,500	5,891,580
Chevron Corp.	1,095,600	184,740,072
ConocoPhillips	26,000	3,114,800
Devon Energy Corp.	40,600	1,936,620
Diamondback Energy Inc.	24,200	3,748,096
EOG Resources Inc.	100	12,676
Exxon Mobil Corp.	265,600	31,229,248
Marathon Oil Corp.	104,600	2,798,050
Occidental Petroleum Corp.	197,500	12,813,800
Pioneer Natural Resources Co.	1,200	275,460
Targa Resources Corp.	108,200	9,274,904

		263,570,326

12	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Shares	Value
Common Stocks (Cont.)

Oil, Gas Services & Equipment (0.00%)
Halliburton Co.	1,400	$56,700

Publishing & Broadcasting (0.02%)
Nexstar Media Group Inc.	9,700	1,390,689

Real Estate Investment Trusts (1.00%)
AvalonBay Communities Inc.	65,900	11,317,666
Boston Properties Inc.	204,100	12,139,868
Equity Residential	31,200	1,831,752
Essex Property Trust Inc.	7,300	1,548,257
Highwoods Properties Inc.	317,100	6,535,431
Iron Mountain Inc.	129,400	7,692,830
Lamar Advertising Co., Class A	120,400	10,049,788
Medical Properties Trust Inc.	195,400	1,064,930
Mid-America Apartment Communities Inc.	58,300	7,500,295
Public Storage	18,700	4,927,824

		64,608,641

Retail - Consumer Staples (2.81%)
Costco Wholesale Corp.	13,100	7,400,976
Walmart Inc.	1,088,600	174,099,798

		181,500,774

Retail - Discretionary (0.95%)
AutoZone Inc.(a)	4,700	11,937,953
Bath & Body Works Inc.	81,100	2,741,180
Dick’s Sporting Goods Inc.	7,400	803,492
Home Depot Inc., The	99,747	30,139,553
Lowe’s Cos. Inc.	5,400	1,122,336
O’Reilly Automotive Inc.(a)	14,600	13,269,356
TJX Cos. Inc., The	9,700	862,136
Ulta Beauty Inc.(a)	900	359,505

		61,235,511

Semiconductors (5.72%)
Advanced Micro Devices Inc.(a)	3,600	370,152
Analog Devices Inc.	3,300	577,797
Applied Materials Inc.	6,900	955,305
ASML Holding NV NY Reg. Shares	334,633	196,985,062
Broadcom Inc.	35,000	29,070,300
KLA Corp.	33,000	15,135,780
Lam Research Corp.	14,600	9,150,842
Microchip Technology Inc.	80,000	6,244,000
NVIDIA Corp.	187,400	81,517,126
QUALCOMM Inc.	4,300	477,558
Texas Instruments Inc.	178,407	28,368,497

		368,852,419

Software (4.00%)
Adobe Inc.(a)	9,516	4,852,208
ANSYS Inc.(a)	24,000	7,141,200
Intuit Inc.	41,500	21,204,010
Microsoft Corp.	701,169	221,394,112
Roper Technologies Inc.	6,400	3,099,392

		257,690,922

	Shares	Value
Common Stocks (Cont.)

Specialty Finance (0.50%)
AGNC Investment Corp.	541,400	$5,110,816
Ally Financial Inc.	16,200	432,216
Credit Acceptance Corp.(a)	6,700	3,082,804
MGIC Investment Corp.	683,200	11,402,608
OneMain Holdings Inc.	253,200	10,150,788
UWM Holdings Corp.	367,719	1,783,437

		31,962,669

Steel (1.18%)
Nucor Corp.	486,500	76,064,275

Technology Hardware (13.08%)
Apple Inc.	4,563,868	781,379,840
Cisco Systems Inc.	74,100	3,983,616
Corning Inc.	1,284,600	39,141,762
Motorola Solutions Inc.	30,300	8,248,872
Teledyne Technologies Inc.(a)	26,200	10,704,796

		843,458,886

Technology Services (1.86%)
Accenture PLC, Class A	79,400	24,384,534
Amdocs Ltd.	93,500	7,899,815
Automatic Data Processing Inc.	109,900	26,439,742
Broadridge Financial Solutions Inc.	33,900	6,069,795
DXC Technology Co.(a)	100	2,083
Fidelity National Information Services Inc.	1,300	71,851
Fiserv Inc.(a)	55,100	6,224,096
Genpact Ltd.	26,600	962,920
Mastercard Inc., Class A	6,964	2,757,117
Paychex Inc.	15,400	1,776,082
Science Applications International Corp.	102,200	10,786,188
Verisk Analytics Inc.	57,300	13,536,552
Visa Inc., Class A	24,912	5,730,009
Western Union Co., The	1,014,000	13,364,520

		120,005,304

Telecommunications (0.22%)
AT&T Inc.	830,600	12,475,612
Verizon Communications Inc.	42,400	1,374,184

		13,849,796

Tobacco & Cannabis (0.03%)
Altria Group Inc.	34,400	1,446,520
Philip Morris International Inc.	3,800	351,804

		1,798,324

Transportation & Logistics (0.50%)
C.H. Robinson Worldwide Inc.	11,000	947,430
Delta Air Lines Inc.	100	3,700
Expeditors International of Washington Inc.	6,500	745,095
Landstar System Inc.	61,000	10,793,340
Norfolk Southern Corp.	44,100	8,684,613
Ryder System Inc.	31,000	3,315,450

See accompanying notes to financial statements.	13

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Shares	Value
Common Stocks (Cont.)

Transportation & Logistics (Cont.)
Union Pacific Corp.	36,600	$7,452,858
United Airlines Holdings Inc.(a)	7,300	308,790

		32,251,276

Wholesale - Consumer Staples (3.20%)
Archer-Daniels-Midland Co.	2,733,954	206,194,811

Total Common Stocks (cost $1,701,051,038)		6,390,381,390

	Principal amount	Value
U.S. Treasury Obligations (0.02%)
U.S. Treasury Bill 5.100%, 10/26/2023(b),(c)	$1,435,000	1,429,946

Total U.S. Treasury Obligations (cost $1,430,076)		1,429,946

	Shares	Value
Short-term Investments (0.86%)
Northern Institutional Treasury Portfolio (Premier Class), 5.20%(d)	55,512,131	55,512,131

Total Short-term Investments (cost $55,512,131)		55,512,131

TOTAL INVESTMENTS (99.98%) (cost $1,757,993,245)		6,447,323,467
OTHER ASSETS, NET OF LIABILITIES (0.02%)		1,259,557

NET ASSETS (100.00%)		$6,448,583,024

(a)	Non-income producing security.
(b)	Security pledged as collateral to cover margin requirements for open futures contracts.
(c)	Discount rate at the time of purchase.
(d)	Rate shown is the 7-day yield as of September 30, 2023.

PLC – Public Limited Company

ADR – American Depositary Receipt

At September 30, 2023, the Fund had open futures contracts as follows:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)*
Long Contracts
E-Mini S&P 500	126	12/15/2023	USD	27,250,650	$(1,156,499)

*Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

14	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Shares	Value
Common Stocks (69.39%)

Aerospace & Defense (0.15%)
Lockheed Martin Corp.	7,900	$3,230,784

Apparel & Textile Products (0.01%)
NIKE Inc., Class B	2,500	239,050

Asset Management (0.27%)
BlackRock Inc.	5,300	3,426,397
Voya Financial Inc.	35,800	2,378,910

		5,805,307

Automotive (0.09%)
Tesla Inc.(a)	7,600	1,901,672

Banking (1.63%)
Bank of America Corp.	23,700	648,906
Citigroup Inc.	16,900	695,097
JPMorgan Chase & Co.	20,100	2,914,902
M&T Bank Corp.	19,000	2,402,550
Pinnacle Financial Partners Inc.	13,400	898,336
Wells Fargo & Co.	676,300	27,633,618

		35,193,409

Beverages (0.82%)
Coca-Cola Co., The	177,257	9,922,847
Constellation Brands Inc., Class A	200	50,266
PepsiCo Inc.	46,400	7,862,016

		17,835,129

Biotechnology & Pharmaceuticals (12.85%)
AbbVie Inc.	51,900	7,736,214
Amgen Inc.	70,750	19,014,770
Bristol-Myers Squibb Co.	2,300	133,492
Eli Lilly & Co.	209,100	112,313,883
Gilead Sciences Inc.	48,900	3,664,566
Johnson & Johnson	391,909	61,039,827
Merck & Co. Inc.	71,600	7,371,220
Moderna Inc.(a)	100	10,329
Organon & Co.	7,162	124,332
Pfizer Inc.	727,540	24,132,502
Vertex Pharmaceuticals Inc.(a)	7,400	2,573,276
Zoetis Inc.	229,295	39,892,744

		278,007,155

Cable & Satellite (0.13%)
Charter Communications Inc., Class A(a)	1,200	527,784
Comcast Corp., Class A	14,800	656,232
DISH Network Corp., Class A(a)	100	586
Sirius XM Holdings Inc.	355,600	1,607,312

		2,791,914

Chemicals (3.79%)
Air Products and Chemicals Inc.	229,900	65,153,660
Avery Dennison Corp.	15,100	2,758,317
Dow Inc.	19,570	1,009,029

	Shares	Value
Common Stocks (Cont.)

Chemicals (Cont.)
International Flavors & Fragrances Inc.	119,888	$8,172,765
Linde PLC	13,100	4,877,785

		81,971,556

Commercial Support Services (0.10%)
Cintas Corp.	4,100	1,972,141
Republic Services Inc.	2,100	299,271

		2,271,412

Construction Materials (1.49%)
Vulcan Materials Co.	160,000	32,323,200

Consumer Services (0.07%)
Grand Canyon Education Inc.(a)	12,200	1,425,936
Service Corp. International	1,700	97,138

		1,523,074

Containers & Packaging (0.62%)
AptarGroup Inc.	106,800	13,354,272

Diversified Industrials (2.13%)
3M Co.	77,200	7,227,464
Emerson Electric Co.	62,400	6,025,968
Honeywell International Inc.	15,100	2,789,574
Illinois Tool Works Inc.	130,400	30,032,424

		46,075,430

E-Commerce Discretionary (0.23%)
Amazon.com Inc.(a)	38,900	4,944,968
Etsy Inc.(a)	100	6,458

		4,951,426

Electric Utilities (0.51%)
Consolidated Edison Inc.	23,400	2,001,402
Duke Energy Corp.	11,633	1,026,728
Evergy Inc.	38,200	1,936,740
OGE Energy Corp.	67,700	2,256,441
Pinnacle West Capital Corp.	20,900	1,539,912
Public Service Enterprise Group Inc.	38,200	2,173,962

		10,935,185

Electrical Equipment (0.04%)
AMETEK Inc.	5,900	871,784

Entertainment Content (3.33%)
Electronic Arts Inc.	6,100	734,440
Walt Disney Co., The(a)	879,595	71,291,175
Warner Bros Discovery Inc.(a)	100	1,086

		72,026,701

Food (0.47%)
General Mills Inc.	31,800	2,034,882
Kellogg Co.	136,100	8,099,311
Nestle SA Sponsored ADR	100	11,317

		10,145,510

See accompanying notes to financial statements.	15

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Shares	Value
Common Stocks (Cont.)

Gas & Water Utilities (0.00%)
American Water Works Co. Inc.	400	$49,532

Health Care Facilities & Services (0.43%)
Chemed Corp.	4,800	2,494,560
Cigna Group, The	2,400	686,568
CVS Health Corp.	1,200	83,784
Elevance Health Inc.	2,800	1,219,176
Humana Inc.	300	145,956
McKesson Corp.	6,900	3,000,465
Quest Diagnostics Inc.	7,900	962,694
UnitedHealth Group Inc.	1,200	605,028

		9,198,231

Home & Office Products (0.26%)
HNI Corp.	160,000	5,540,800

Household Products (3.43%)
Clorox Co., The	1,900	249,014
Colgate-Palmolive Co.	12,300	874,653
Kenvue Inc.	205,557	4,127,584
Procter & Gamble Co., The	472,600	68,933,436

		74,184,687

Industrial Support Services (0.06%)
MSC Industrial Direct Co. Inc., Class A	3,700	363,155
Watsco Inc.	2,200	830,984

		1,194,139

Institutional Financial Services (0.17%)
Cboe Global Markets Inc.	1,600	249,936
Goldman Sachs Group Inc., The	800	258,856
Intercontinental Exchange Inc.	27,000	2,970,540
Northern Trust Corp.	3,400	236,232

		3,715,564

Insurance (0.56%)
Allstate Corp., The	6,700	746,447
Aon PLC, Class A	3,000	972,660
Berkshire Hathaway Inc., Class B(a)	5,300	1,856,590
Chubb Ltd.	6,800	1,415,624
Hartford Financial Services Group Inc., The	2,000	141,820
Lincoln National Corp.	119,200	2,943,048
Travelers Cos. Inc., The	16,400	2,678,284
Willis Towers Watson PLC	6,900	1,441,824

		12,196,297

Internet Media & Services (3.86%)
Alphabet Inc., Class A(a)	431,640	56,484,410
Alphabet Inc., Class C(a)	71,180	9,385,083
Match Group Inc.(a)	100	3,918
Meta Platforms Inc., Class A(a)	58,930	17,691,375
Netflix Inc.(a)	100	37,760

		83,602,546

	Shares	Value
Common Stocks (Cont.)

Leisure Facilities & Services (0.49%)
Caesars Entertainment Inc.(a)	100	$4,635
Carnival Corp.(a)	100	1,372
Madison Square Garden Sports Corp.	11,400	2,009,820
McDonald’s Corp.	18,900	4,979,016
MGM Resorts International	100	3,676
Norwegian Cruise Line Holdings Ltd.(a)	100	1,648
Royal Caribbean Cruises Ltd.(a)	100	9,214
Starbucks Corp.	27,400	2,500,798
Travel + Leisure Co.	32,400	1,190,052
Wynn Resorts Ltd.	100	9,241

		10,709,472

Machinery (4.18%)
Caterpillar Inc.	264,300	72,153,900
Deere & Co.	41,002	15,473,335
Donaldson Co. Inc.	36,517	2,177,874
Snap-on Inc.	2,200	561,132

		90,366,241

Medical Equipment & Devices (1.23%)
Abbott Laboratories	104,075	10,079,664
Agilent Technologies Inc.	143,587	16,055,898
QIAGEN NV(a)	9,900	400,950

		26,536,512

Metals & Mining (0.59%)
Rio Tinto PLC Sponsored ADR	200,000	12,728,000

Oil & Gas Producers (3.68%)
APA Corp.	100	4,110
Cheniere Energy Inc.	8,200	1,360,872
Chevron Corp.	274,000	46,201,880
ConocoPhillips	1,100	131,780
EOG Resources Inc.	400	50,704
Exxon Mobil Corp.	271,000	31,864,180
Occidental Petroleum Corp.	100	6,488
Pioneer Natural Resources Co.	200	45,910

		79,665,924

Real Estate Investment Trusts (0.28%)
AvalonBay Communities Inc.	10,400	1,786,096
Equity Residential	3,600	211,356
Essex Property Trust Inc.	1,300	275,717
Medical Properties Trust Inc.	46,200	251,790
Mid-America Apartment Communities Inc.	7,400	952,010
Prologis Inc.	2,600	291,746
Public Storage	8,600	2,266,272

		6,034,987

16	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Shares	Value
Common Stocks (Cont.)

Retail - Consumer Staples (0.75%)
Costco Wholesale Corp.	1,900	$1,073,424
Walmart Inc.	95,200	15,225,336

		16,298,760

Retail - Discretionary (0.59%)
AutoZone Inc.(a)	1,100	2,793,989
Bath & Body Works Inc.	100	3,380
Home Depot Inc., The	18,860	5,698,738
Lowe’s Cos. Inc.	1,400	290,976
O’Reilly Automotive Inc.(a)	3,700	3,362,782
TJX Cos. Inc., The	2,400	213,312
Ulta Beauty Inc.(a)	900	359,505

		12,722,682

Semiconductors (0.95%)
Advanced Micro Devices Inc.(a)	100	10,282
Applied Materials Inc.	100	13,845
ASML Holding NV NY Reg. Shares	14,821	8,724,530
Broadcom Inc.	4,000	3,322,320
Micron Technology Inc.	100	6,803
NVIDIA Corp.	10,400	4,523,896
ON Semiconductor Corp.(a)	100	9,295
Qorvo Inc.(a)	100	9,547
Skyworks Solutions Inc.	100	9,859
Texas Instruments Inc.	24,373	3,875,551

		20,505,928

Software (2.63%)
ANSYS Inc.(a)	5,700	1,696,035
Ceridian HCM Holding Inc.(a)	100	6,785
Intuit Inc.	9,500	4,853,930
Microsoft Corp.	157,321	49,674,106
Oracle Corp.	1,800	190,656
Roper Technologies Inc.	800	387,424

		56,808,936

Specialty Finance (0.19%)
Credit Acceptance Corp.(a)	400	184,048
GATX Corp.	4,200	457,086
MGIC Investment Corp.	166,600	2,780,554
OneMain Holdings Inc.	6,000	240,540
UWM Holdings Corp.	85,270	413,559

		4,075,787

Steel (3.15%)
Nucor Corp.	436,500	68,246,775

Technology Hardware (9.52%)
Apple Inc.	1,115,004	190,899,835
Cisco Systems Inc.	5,700	306,432
Corning Inc.	335,292	10,216,347
Motorola Solutions Inc.	6,500	1,769,560
Teledyne Technologies Inc.(a)	6,700	2,737,486

		205,929,660

	Shares	Value
Common Stocks (Cont.)

Technology Services (1.31%)
Accenture PLC, Class A	18,700	$5,742,957
Amdocs Ltd.	26,800	2,264,332
Automatic Data Processing Inc.	38,600	9,286,388
Broadridge Financial Solutions Inc.	3,700	662,485
DXC Technology Co.(a)	100	2,083
Fiserv Inc.(a)	14,200	1,604,032
Genpact Ltd.	8,600	311,320
Jack Henry & Associates Inc.	1,300	196,482
Mastercard Inc., Class A	2,039	807,261
Paychex Inc.	5,400	622,782
Science Applications International Corp.	22,000	2,321,880
Verisk Analytics Inc.	13,500	3,189,240
Visa Inc., Class A	5,730	1,317,957

		28,329,199

Telecommunications (0.10%)
AT&T Inc.	143,700	2,158,374

Tobacco & Cannabis (0.00%)
Altria Group Inc.	1,400	58,870

Transportation & Logistics (0.31%)
American Airlines Group Inc.(a)	100	1,281
C.H. Robinson Worldwide Inc.	2,800	241,164
Expeditors International of Washington Inc.	4,800	550,224
Landstar System Inc.	12,800	2,264,832
Norfolk Southern Corp.	6,300	1,240,659
Union Pacific Corp.	12,066	2,457,000

		6,755,160

Transportation Equipment (0.00%)
Westinghouse Air Brake Technologies Corp.	676	71,838

Wholesale - Consumer Staples (1.94%)
Archer-Daniels-Midland Co.	556,461	41,968,289

Total Common Stocks (cost $330,326,972)		1,501,107,160

	Principal amount	Value
Corporate Bonds (8.92%)

Aerospace & Defense (0.14%)
General Dynamics Corp. 3.250%, 04/01/2025	$200,000	193,400
Boeing Co., The
4.875%, 05/01/2025	250,000	245,705
2.196%, 02/04/2026	350,000	321,364
3.250%, 02/01/2028	250,000	225,446
5.150%, 05/01/2030	250,000	238,875
3.625%, 02/01/2031	150,000	129,569
Lockheed Martin Corp.
4.950%, 10/15/2025	100,000	99,237

See accompanying notes to financial statements.	17

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Aerospace & Defense (Cont.)
5.100%, 11/15/2027	$250,000	$248,550
4.450%, 05/15/2028	250,000	241,954
5.250%, 01/15/2033	250,000	246,943
RTX Corp.
5.000%, 02/27/2026	150,000	148,173
5.150%, 02/27/2033	250,000	236,741
L3Harris Technologies Inc.
5.400%, 01/15/2027	150,000	148,695
5.400%, 07/31/2033	100,000	96,127
HEICO Corp.
5.250%, 08/01/2028	150,000	146,332

		2,967,111

Asset Management (0.06%)
Charles Schwab Corp., The
0.900%, 03/11/2026	250,000	221,609
5.853%, 05/19/2034	150,000	142,634
Blue Owl Credit Income Corp.
7.750%, 09/16/2027	250,000	247,990
BlackRock Inc.
2.400%, 04/30/2030	250,000	208,359
4.750%, 05/25/2033	150,000	140,769
Ameriprise Financial Inc.
4.500%, 05/13/2032	250,000	229,233
5.150%, 05/15/2033	100,000	94,455
Brookfield Capital Finance LLC
6.087%, 06/14/2033	100,000	97,173

		1,382,222

Automotive (0.21%)
Toyota Motor Credit Corp.
4.800%, 01/10/2025	250,000	247,640
1.450%, 01/13/2025	250,000	237,368
3.650%, 08/18/2025	250,000	241,823
4.550%, 09/20/2027	250,000	243,201
American Honda Finance Corp.
4.600%, 04/17/2025	250,000	245,999
5.000%, 05/23/2025	250,000	247,287
5.250%, 07/07/2026	250,000	248,455
5.125%, 07/07/2028	250,000	246,095
General Motors Financial Co. Inc.
6.050%, 10/10/2025	250,000	248,893
5.400%, 04/06/2026	250,000	244,827
5.000%, 04/09/2027	250,000	239,969
6.000%, 01/09/2028	250,000	246,939
5.800%, 06/23/2028	250,000	244,231
5.850%, 04/06/2030	250,000	239,468
6.400%, 01/09/2033	250,000	244,151
Toyota Motor Corp.
5.275%, 07/13/2026	250,000	249,491
5.118%, 07/13/2028	250,000	248,652
5.123%, 07/13/2033	250,000	243,905
Magna International Inc.
5.500%, 03/21/2033	200,000	195,428

		4,603,822

	Principal amount	Value
Corporate Bonds (Cont.)

Banking (2.18%)
Westpac Banking Corp.
5.350%, 10/18/2024	$250,000	$249,003
3.735%, 08/26/2025	250,000	241,889
4.043%, 08/26/2027	250,000	239,546
5.457%, 11/18/2027	250,000	250,191
Royal Bank of Canada
5.660%, 10/25/2024	250,000	249,111
1.600%, 01/21/2025	150,000	142,002
3.375%, 04/14/2025	150,000	144,718
4.950%, 04/25/2025	250,000	246,379
4.875%, 01/12/2026	100,000	98,140
5.200%, 07/20/2026	250,000	247,273
4.240%, 08/03/2027	150,000	142,532
6.000%, 11/01/2027	250,000	251,804
4.900%, 01/12/2028	150,000	145,694
5.200%, 08/01/2028	150,000	145,996
5.000%, 02/01/2033	150,000	139,764
5.000%, 05/02/2033	125,000	116,134
National Australia Bank Ltd.
5.132%, 11/22/2024	250,000	248,543
5.200%, 05/13/2025	250,000	248,451
3.500%, 06/09/2025	250,000	241,637
4.966%, 01/12/2026	250,000	247,032
3.905%, 06/09/2027	250,000	236,377
4.944%, 01/12/2028	250,000	244,796
4.900%, 06/13/2028	250,000	242,836
Bank of Nova Scotia, The
5.250%, 12/06/2024	250,000	247,700
1.450%, 01/10/2025	150,000	141,741
3.450%, 04/11/2025	150,000	144,425
5.450%, 06/12/2025	150,000	148,559
4.750%, 02/02/2026	250,000	244,035
5.250%, 06/12/2028	150,000	146,059
4.850%, 02/01/2030	250,000	235,423
4.588%, 05/04/2037	150,000	125,018
Bank of Montreal
5.200%, 12/12/2024	250,000	247,827
1.500%, 01/10/2025	150,000	141,787
3.700%, 06/07/2025	150,000	144,574
5.300%, 06/05/2026	250,000	246,633
2.650%, 03/08/2027	150,000	134,947
4.700%, 09/14/2027	150,000	143,748
5.203%, 02/01/2028	150,000	146,413
3.088%, 01/10/2037	150,000	111,776
Cooperatieve Rabobank U.A.
1.375%, 01/10/2025	250,000	236,531
5.000%, 01/13/2025	250,000	247,750
5.500%, 07/18/2025	250,000	248,874
Toronto-Dominion Bank, The
1.450%, 01/10/2025	150,000	142,002
3.766%, 06/06/2025	150,000	145,078
0.750%, 01/06/2026	250,000	223,061
5.103%, 01/09/2026	250,000	246,654
5.532%, 07/17/2026	250,000	248,178
4.108%, 06/08/2027	150,000	141,584
4.693%, 09/15/2027	250,000	240,427

18	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Banking (Cont.)
5.156%, 01/10/2028	$150,000	$146,399
5.523%, 07/17/2028	150,000	148,056
Commonwealth Bank of Australia
5.079%, 01/10/2025	250,000	248,468
5.316%, 03/13/2026	250,000	249,029
National Bank of Canada
5.250%, 01/17/2025	250,000	248,046
JPMorgan Chase & Co.
3.125%, 01/23/2025	250,000	241,332
1.561%, 12/10/2025	250,000	236,270
5.546%, 12/15/2025	250,000	248,257
2.595%, 02/24/2026	150,000	142,805
3.300%, 04/01/2026	250,000	236,037
4.080%, 04/26/2026	250,000	242,616
2.947%, 02/24/2028	250,000	226,788
4.323%, 04/26/2028	150,000	142,320
4.851%, 07/25/2028	250,000	240,991
5.299%, 07/24/2029	250,000	243,246
3.702%, 05/06/2030	250,000	222,970
4.565%, 06/14/2030	250,000	233,209
1.953%, 02/04/2032	250,000	189,593
2.580%, 04/22/2032	250,000	197,206
2.545%, 11/08/2032	250,000	193,474
2.963%, 01/25/2033	250,000	199,032
4.586%, 04/26/2033	500,000	450,723
4.912%, 07/25/2033	500,000	460,025
5.717%, 09/14/2033	250,000	240,320
5.350%, 06/01/2034	250,000	237,069
HSBC U.S.A. Inc.
5.625%, 03/17/2025	250,000	248,520
Banco Santander SA
3.496%, 03/24/2025	200,000	192,239
5.147%, 08/18/2025	200,000	195,801
5.294%, 08/18/2027	200,000	193,375
4.175%, 03/24/2028	200,000	184,676
5.588%, 08/08/2028	200,000	195,648
6.921%, 08/08/2033	200,000	191,097
Canadian Imperial Bank of Commerce
3.300%, 04/07/2025	150,000	144,177
5.144%, 04/28/2025	250,000	246,740
3.945%, 08/04/2025	150,000	144,817
5.615%, 07/17/2026	150,000	149,280
3.450%, 04/07/2027	150,000	138,490
5.001%, 04/28/2028	150,000	144,010
Deutsche Bank AG
4.162%, 05/13/2025	250,000	242,419
6.119%, 07/14/2026	200,000	197,847
7.146%, 07/13/2027	250,000	251,692
5.371%, 09/09/2027	250,000	244,132
2.552%, 01/07/2028	250,000	218,165
6.720%, 01/18/2029	250,000	248,514
3.742%, 01/07/2033	250,000	179,399
PNC Bank N.A.
3.250%, 06/01/2025	250,000	238,870
3.100%, 10/25/2027	250,000	225,183

	Principal amount	Value
Corporate Bonds (Cont.)

Banking (Cont.)
Australia & New Zealand Banking Group Ltd.
5.375%, 07/03/2025	$250,000	$249,038
5.088%, 12/08/2025	250,000	247,561
Morgan Stanley Bank N.A.
5.479%, 07/16/2025	250,000	249,104
4.754%, 04/21/2026	250,000	244,363
Wells Fargo Bank N.A.
5.550%, 08/01/2025	250,000	249,177
5.450%, 08/07/2026	250,000	248,326
KeyBank N.A.
4.150%, 08/08/2025	250,000	235,427
4.700%, 01/26/2026	250,000	237,059
5.850%, 11/15/2027	250,000	237,750
Bank of America N.A.
5.650%, 08/18/2025	250,000	249,348
5.526%, 08/18/2026	250,000	248,787
Fifth Third Bank N.A.
5.852%, 10/27/2025(b)	250,000	245,942
PNC Financial Services Group Inc., The (Variable, U.S. SOFR + 1.09%)(b)
5.671%, 10/28/2025	150,000	148,842
4.758%, 01/26/2027	250,000	243,022
5.582%, 06/12/2029	250,000	242,528
6.037%, 10/28/2033	150,000	145,571
5.939%, 08/18/2034	150,000	144,123
Huntington National Bank, The
5.699%, 11/18/2025(b)	250,000	244,353
Bank of New York Mellon, The (Variable, U.S. SOFR + 0.80%)(b)
5.224%, 11/21/2025	250,000	247,763
5.148%, 05/22/2026	250,000	247,651
HSBC Holdings PLC (Variable, U.S. SOFR + 1.51%)(b)
4.180%, 12/09/2025	250,000	243,244
2.999%, 03/10/2026	200,000	190,592
7.336%, 11/03/2026	200,000	204,155
5.887%, 08/14/2027	250,000	246,950
4.755%, 06/09/2028	250,000	236,535
5.210%, 08/11/2028	250,000	240,692
7.390%, 11/03/2028	250,000	258,636
6.161%, 03/09/2029	250,000	247,486
5.402%, 08/11/2033	250,000	230,379
8.113%, 11/03/2033	250,000	262,908
6.254%, 03/09/2034	250,000	244,337
6.547%, 06/20/2034	200,000	189,673
Sumitomo Mitsui Financial Group Inc.
5.464%, 01/13/2026	200,000	198,010
5.880%, 07/13/2026	250,000	249,703
5.520%, 01/13/2028	250,000	246,586
5.800%, 07/13/2028	250,000	248,264
5.710%, 01/13/2030	250,000	244,605

See accompanying notes to financial statements.	19

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Banking (Cont.)
5.766%, 01/13/2033	$250,000	$244,329
Citigroup Inc. (Variable, U.S. SOFR + 0.69%)(b)
2.014%, 01/25/2026	250,000	236,075
3.290%, 03/17/2026	250,000	239,245
5.610%, 09/29/2026	250,000	247,458
3.070%, 02/24/2028	250,000	226,775
4.658%, 05/24/2028	150,000	143,372
2.561%, 05/01/2032	250,000	193,524
3.057%, 01/25/2033	500,000	395,268
3.785%, 03/17/2033	500,000	417,118
4.910%, 05/24/2033	500,000	454,953
6.270%, 11/17/2033	250,000	249,261
6.174%, 05/25/2034	250,000	238,906
Manufacturers & Traders Trust Co.
4.650%, 01/27/2026	250,000	238,270
4.700%, 01/27/2028	250,000	230,888
Mitsubishi UFJ Financial Group Inc. (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.08%)(b)
5.719%, 02/20/2026	250,000	248,520
5.541%, 04/17/2026	200,000	198,243
2.341%, 01/19/2028	250,000	222,390
5.017%, 07/20/2028	250,000	241,881
Lloyds Banking Group PLC (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%)(b)
3.511%, 03/18/2026	200,000	191,814
5.985%, 08/07/2027	250,000	247,749
3.750%, 03/18/2028	250,000	229,577
ING Groep N.V. (Variable, U.S. SOFR + 1.64%)(b)
3.869%, 03/28/2026	200,000	193,019
4.017%, 03/28/2028	200,000	185,675
Bank of America Corp. (Variable, U.S. SOFR + 1.33%)(b)
3.384%, 04/02/2026	250,000	239,274
4.827%, 07/22/2026	250,000	243,722
5.080%, 01/20/2027	250,000	244,363
1.734%, 07/22/2027	250,000	221,540
2.551%, 02/04/2028	250,000	222,919
4.376%, 04/27/2028	250,000	236,064
4.948%, 07/22/2028	150,000	144,129
6.204%, 11/10/2028	250,000	251,129
5.202%, 04/25/2029	250,000	240,826
2.087%, 06/14/2029	250,000	209,284
3.974%, 02/07/2030	250,000	224,525
3.194%, 07/23/2030	250,000	213,693
2.572%, 10/20/2032	250,000	192,098
2.972%, 02/04/2033	500,000	394,278
4.571%, 04/27/2033	500,000	443,917
5.015%, 07/22/2033	500,000	460,023
5.288%, 04/25/2034	250,000	232,628
5.872%, 09/15/2034	175,000	170,307

	Principal amount	Value
Corporate Bonds (Cont.)

Banking (Cont.)
2.482%, 09/21/2036	$250,000	$181,919
3.846%, 03/08/2037	250,000	203,339
Wells Fargo & Co.
3.000%, 04/22/2026	250,000	232,873
3.908%, 04/25/2026	150,000	144,533
4.540%, 08/15/2026	250,000	242,815
3.000%, 10/23/2026	250,000	229,598
3.526%, 03/24/2028	250,000	229,593
3.584%, 05/22/2028	364,000	333,239
4.150%, 01/24/2029	186,000	170,785
5.574%, 07/25/2029	200,000	195,118
3.350%, 03/02/2033	500,000	404,172
4.897%, 07/25/2033	500,000	452,500
5.389%, 04/24/2034	150,000	140,236
5.557%, 07/25/2034	150,000	142,033
U.S. Bancorp
2.375%, 07/22/2026	250,000	228,192
5.727%, 10/21/2026	100,000	99,168
3.150%, 04/27/2027	250,000	228,419
3.900%, 04/26/2028	250,000	230,218
4.548%, 07/22/2028	150,000	140,896
4.653%, 02/01/2029	150,000	140,377
5.775%, 06/12/2029	250,000	243,345
4.839%, 02/01/2034	150,000	132,069
5.836%, 06/12/2034	250,000	235,787
Barclays PLC (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.05%)(b)
7.325%, 11/02/2026	200,000	203,038
5.829%, 05/09/2027	250,000	245,520
5.746%, 08/09/2033	250,000	230,716
7.437%, 11/02/2033	250,000	256,720
6.224%, 05/09/2034	250,000	236,822
7.119%, 06/27/2034	250,000	240,783
NatWest Group PLC (Variable, U.S. SOFR + 2.85%)(b)
7.472%, 11/10/2026	200,000	204,022
5.847%, 03/02/2027	200,000	197,393
Truist Financial Corp. (Variable, U.S. SOFR + 2.05%)(b)
6.047%, 06/08/2027	250,000	247,281
5.867%, 06/08/2034	150,000	141,183
Santander Holdings U.S.A. Inc.
2.490%, 01/06/2028(b)	250,000	217,069
Santander UK Group Holdings PLC (Variable, U.S. SOFR + 1.22%)(b)
2.469%, 01/11/2028	250,000	217,577
6.534%, 01/10/2029	250,000	247,686
Fifth Third Bancorp (Variable, U.S. SOFR + 2.34%)(b)
6.339%, 07/27/2029	150,000	148,180

20	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Banking (Cont.)
4.772%, 07/28/2030	$150,000	$136,170
Mizuho Financial Group Inc.
5.748%, 07/06/2034(b)	200,000	190,914

		47,139,841

Beverages (0.12%)
Diageo Capital PLC
5.200%, 10/24/2025	200,000	199,042
5.300%, 10/24/2027	250,000	249,576
5.500%, 01/24/2033	200,000	200,460
Constellation Brands Inc.
5.000%, 02/02/2026	250,000	245,490
4.350%, 05/09/2027	250,000	239,222
4.750%, 05/09/2032	250,000	231,593
4.900%, 05/01/2033	100,000	92,811
PepsiCo Inc.
4.550%, 02/13/2026	250,000	247,331
3.600%, 02/18/2028	250,000	236,553
4.450%, 05/15/2028	250,000	245,437
3.900%, 07/18/2032	100,000	91,121
4.450%, 02/15/2033	100,000	95,819
Keurig Dr. Pepper Inc.
4.050%, 04/15/2032	250,000	221,005
Brown-Forman Corp.
4.750%, 04/15/2033	100,000	95,046

		2,690,506

Biotechnology & Pharmaceuticals (0.36%)
Amgen Inc.
5.250%, 03/02/2025	250,000	248,129
5.507%, 03/02/2026	250,000	248,491
2.600%, 08/19/2026	250,000	230,738
5.150%, 03/02/2028	250,000	245,874
3.000%, 02/22/2029	250,000	222,155
4.050%, 08/18/2029	250,000	232,052
5.250%, 03/02/2030	250,000	244,247
3.350%, 02/22/2032	150,000	126,701
4.200%, 03/01/2033	150,000	133,361
5.250%, 03/02/2033	250,000	238,990
Pfizer Investment Enterprises Pte. Ltd.
4.650%, 05/19/2025	250,000	246,545
4.450%, 05/19/2026	250,000	244,227
4.450%, 05/19/2028	250,000	241,029
4.650%, 05/19/2030	250,000	239,576
4.750%, 05/19/2033	250,000	236,319
Royalty Pharma PLC
1.200%, 09/02/2025	250,000	227,188
Zoetis Inc.
5.400%, 11/14/2025	250,000	248,928
5.600%, 11/16/2032	250,000	248,860
AstraZeneca PLC
3.375%, 11/16/2025	150,000	143,926
Novartis Capital Corp.
3.000%, 11/20/2025	150,000	142,957

	Principal amount	Value
Corporate Bonds (Cont.)

Biotechnology & Pharmaceuticals (Cont.)
Eli Lilly & Co.
5.000%, 02/27/2026	$250,000	$249,050
3.375%, 03/15/2029	207,000	190,558
4.700%, 02/27/2033	150,000	144,400
Johnson & Johnson
2.450%, 03/01/2026	150,000	140,891
Astrazeneca Finance LLC
1.200%, 05/28/2026	250,000	224,607
4.875%, 03/03/2028	250,000	245,618
4.900%, 03/03/2030	250,000	243,566
4.875%, 03/03/2033	150,000	144,727
GlaxoSmithKline Capital Inc.
3.875%, 05/15/2028	250,000	236,720
Merck & Co. Inc.
4.050%, 05/17/2028	250,000	240,565
3.400%, 03/07/2029	150,000	137,092
4.300%, 05/17/2030	250,000	236,277
4.500%, 05/17/2033	150,000	140,374
Sanofi
3.625%, 06/19/2028	150,000	141,308
Pfizer Inc.
3.450%, 03/15/2029	150,000	138,109
AbbVie Inc.
3.200%, 11/21/2029	250,000	220,612
Bristol-Myers Squibb Co.
2.950%, 03/15/2032	250,000	208,660

		7,673,427

Cable & Satellite (0.10%)
Comcast Corp.
5.250%, 11/07/2025	250,000	248,860
3.300%, 04/01/2027	200,000	186,197
5.350%, 11/15/2027	250,000	249,869
4.550%, 01/15/2029	250,000	240,085
5.500%, 11/15/2032	250,000	247,116
4.650%, 02/15/2033	250,000	234,054
4.800%, 05/15/2033	250,000	234,535
Charter Communications Operating LLC/Charter Communications Operating Capital
2.250%, 01/15/2029	250,000	203,895
4.400%, 04/01/2033	250,000	212,635

		2,057,246

Chemicals (0.13%)
Linde Inc.
4.800%, 12/05/2024	100,000	99,276
Celanese U.S. Holdings LLC
6.050%, 03/15/2025	150,000	149,461
6.165%, 07/15/2027	150,000	147,910
6.350%, 11/15/2028	150,000	148,115
6.330%, 07/15/2029	150,000	147,032
6.550%, 11/15/2030	150,000	146,795
6.379%, 07/15/2032	150,000	144,528

See accompanying notes to financial statements.	21

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Chemicals (Cont.)
Sherwin-Williams Co., The
4.250%, 08/08/2025	$150,000	$145,864
Nutrien Ltd.
5.950%, 11/07/2025	150,000	150,162
4.900%, 03/27/2028	150,000	144,873
E.I. du Pont de Nemours and Co.
4.500%, 05/15/2026	150,000	146,104
FMC Corp.
5.150%, 05/18/2026	150,000	145,730
Albemarle Corp.
4.650%, 06/01/2027	150,000	143,024
5.050%, 06/01/2032	150,000	136,084
Ecolab Inc.
5.250%, 01/15/2028	150,000	149,729
Cabot Corp.
5.000%, 06/30/2032	150,000	137,118
Air Products and Chemicals Inc.
4.800%, 03/03/2033	100,000	95,936
Eastman Chemical Co.
5.750%, 03/08/2033	100,000	95,549
Avery Dennison Corp.
5.750%, 03/15/2033	100,000	97,949
Dow Chemical Co., The
6.300%, 03/15/2033	150,000	154,718

		2,725,957

Commercial Support Services (0.03%)
Cintas Corp. No. 2
3.450%, 05/01/2025	100,000	96,596
Waste Management Inc.
4.875%, 02/15/2029	150,000	146,670
4.625%, 02/15/2030	100,000	95,510
4.150%, 04/15/2032	100,000	91,018
4.625%, 02/15/2033	100,000	93,117
Republic Services Inc.
4.875%, 04/01/2029	150,000	145,779
2.375%, 03/15/2033	100,000	76,832

		745,522

Construction Materials (0.00%)
Vulcan Materials Co.
5.800%, 03/01/2026	100,000	99,509

		99,509

Containers & Packaging (0.01%)
Amcor Flexibles North America Inc.
4.000%, 05/17/2025	100,000	96,714
Berry Global Inc.
5.500%, 04/15/2028(c)	100,000	96,596
Amcor Finance U.S.A. Inc.
5.625%, 05/26/2033	100,000	96,017

		289,327

	Principal amount	Value
Corporate Bonds (Cont.)

Diversified Industrials (0.06%)
Honeywell International Inc.
4.850%, 11/01/2024	$250,000	$248,296
4.950%, 02/15/2028	150,000	149,403
4.250%, 01/15/2029	150,000	143,249
5.000%, 02/15/2033	125,000	121,357
3M Co.
3.000%, 08/07/2025	250,000	238,097
Parker-Hannifin Corp.
4.250%, 09/15/2027	150,000	143,307
4.500%, 09/15/2029	150,000	141,978

		1,185,687

E-Commerce Discretionary (0.13%)
Amazon.com Inc.
4.700%, 11/29/2024	250,000	247,676
3.000%, 04/13/2025	250,000	241,536
4.600%, 12/01/2025	150,000	148,086
3.300%, 04/13/2027	150,000	141,135
4.550%, 12/01/2027	250,000	244,827
3.450%, 04/13/2029	250,000	230,847
4.650%, 12/01/2029	150,000	146,309
2.100%, 05/12/2031	150,000	120,251
3.600%, 04/13/2032	250,000	221,687
4.700%, 12/01/2032	250,000	238,693
eBay Inc.
5.900%, 11/22/2025	250,000	250,454
5.950%, 11/22/2027	250,000	252,368
6.300%, 11/22/2032	250,000	254,537

		2,738,406

Electric Utilities (0.56%)
NextEra Energy Capital Holdings Inc.
6.051%, 03/01/2025	150,000	150,227
4.450%, 06/20/2025	150,000	146,310
5.749%, 09/01/2025	150,000	149,579
4.625%, 07/15/2027	150,000	144,579
4.900%, 02/28/2028	150,000	145,174
5.000%, 02/28/2030	150,000	143,302
5.000%, 07/15/2032	150,000	140,180
5.050%, 02/28/2033	150,000	139,969
Sempra
3.300%, 04/01/2025	100,000	96,124
5.400%, 08/01/2026	100,000	98,939
3.700%, 04/01/2029	100,000	90,097
5.500%, 08/01/2033	200,000	191,332
Southern California Edison Co.
4.200%, 06/01/2025	150,000	146,019
4.900%, 06/01/2026	150,000	147,337
4.700%, 06/01/2027	150,000	145,533
5.850%, 11/01/2027	150,000	150,805
5.300%, 03/01/2028	150,000	148,051
5.950%, 11/01/2032	150,000	149,600
Pacific Gas and Electric Co.
4.950%, 06/08/2025	150,000	146,470
5.450%, 06/15/2027	150,000	144,365

22	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Electric Utilities (Cont.)
4.400%, 03/01/2032	$150,000	$127,053
5.900%, 06/15/2032	150,000	140,085
6.400%, 06/15/2033	150,000	144,575
National Rural Utilities Cooperative Finance Corp.
3.450%, 06/15/2025	150,000	144,327
5.450%, 10/30/2025	150,000	149,812
4.450%, 03/13/2026	150,000	146,515
4.800%, 03/15/2028	150,000	146,269
Edison International
4.700%, 08/15/2025	150,000	145,965
WEC Energy Group Inc.
5.000%, 09/27/2025	150,000	147,801
4.750%, 01/09/2026	150,000	146,938
5.150%, 10/01/2027	150,000	147,486
4.750%, 01/15/2028	150,000	145,038
Southern Co., The
5.150%, 10/06/2025	150,000	148,485
5.113%, 08/01/2027	150,000	146,995
4.850%, 06/15/2028	150,000	144,939
5.700%, 10/15/2032	150,000	147,334
5.200%, 06/15/2033	150,000	141,782
Wisconsin Public Service Corp.
5.350%, 11/10/2025	150,000	149,527
Duke Energy Corp.
5.000%, 12/08/2025	150,000	147,893
5.000%, 12/08/2027	150,000	146,435
4.300%, 03/15/2028	150,000	142,230
Florida Power & Light Co.
4.450%, 05/15/2026	150,000	146,782
5.050%, 04/01/2028	150,000	148,093
4.400%, 05/15/2028	150,000	144,637
4.625%, 05/15/2030	150,000	143,120
5.100%, 04/01/2033	150,000	145,109
4.800%, 05/15/2033	150,000	141,787
Eversource Energy
4.750%, 05/15/2026	150,000	146,630
2.900%, 03/01/2027	150,000	136,972
4.600%, 07/01/2027	150,000	144,270
5.450%, 03/01/2028	150,000	148,262
5.125%, 05/15/2033	150,000	139,518
CenterPoint Energy Inc.
5.250%, 08/10/2026	150,000	148,071
Exelon Corp.
2.750%, 03/15/2027	150,000	136,213
5.150%, 03/15/2028	150,000	147,205
5.300%, 03/15/2033	150,000	143,036
Virginia Electric and Power Co.
3.750%, 05/15/2027	150,000	141,570
5.000%, 04/01/2033	150,000	140,621
5.300%, 08/15/2033	150,000	143,668
Alabama Power Co.
3.750%, 09/01/2027	150,000	141,705
American Electric Power Co. Inc.
5.750%, 11/01/2027	150,000	150,866

	Principal amount	Value
Corporate Bonds (Cont.)

Electric Utilities (Cont.)
5.950%, 11/01/2032	$150,000	$149,558
Public Service Enterprise Group Inc.
5.850%, 11/15/2027	150,000	150,897
Consumers Energy Co.
4.650%, 03/01/2028	150,000	146,496
4.625%, 05/15/2033	150,000	139,634
Constellation Energy Generation LLC
5.600%, 03/01/2028	150,000	148,981
Black Hills Corp.
5.950%, 03/15/2028	150,000	149,946
Georgia Power Co.
4.650%, 05/16/2028	150,000	144,710
4.700%, 05/15/2032	150,000	138,977
4.950%, 05/17/2033	150,000	140,601
DTE Energy Co.
4.875%, 06/01/2028	150,000	144,966
AES Corp., The
5.450%, 06/01/2028	150,000	144,797
National Grid PLC
5.602%, 06/12/2028	150,000	148,366
5.809%, 06/12/2033	150,000	145,698
San Diego Gas & Electric Co.
4.950%, 08/15/2028	150,000	146,025
Puget Energy Inc.
4.224%, 03/15/2032	150,000	127,994
AEP Texas Inc.
4.700%, 05/15/2032	150,000	137,260
Xcel Energy Inc.
4.600%, 06/01/2032	150,000	136,118
5.450%, 08/15/2033	150,000	143,149
Dominion Energy Inc.
5.375%, 11/15/2032	150,000	143,207
Duke Energy Carolinas LLC
4.950%, 01/15/2033	150,000	142,527
PPL Electric Utilities Corp.
5.000%, 05/15/2033	150,000	143,165
Ameren Illinois Co.
4.950%, 06/01/2033	150,000	141,925
Public Service Electric and Gas Co.
5.200%, 08/01/2033	150,000	146,498
Arizona Public Service Co.
5.550%, 08/01/2033	150,000	145,406

		12,186,512

Electrical Equipment (0.05%)
Tyco Electronics Group SA
4.500%, 02/13/2026	150,000	146,679
Amphenol Corp.
4.750%, 03/30/2026	150,000	147,329
Vontier Corp.
1.800%, 04/01/2026	150,000	134,352
2.950%, 04/01/2031	150,000	115,692
Otis Worldwide Corp.
5.250%, 08/16/2028	150,000	147,446

See accompanying notes to financial statements.	23

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Electrical Equipment (Cont.)
Lennox International Inc.
5.500%, 09/15/2028	$100,000	$98,143
Allegion U.S. Holding Co. Inc.
5.411%, 07/01/2032	150,000	141,076
Trane Technologies Financing Ltd.
5.250%, 03/03/2033	100,000	96,685

		1,027,402

Engineering & Construction (0.02%)
Ste Transcore Holdings Inc.
4.125%, 05/23/2026	250,000	242,246
Jacobs Engineering Group Inc.
6.350%, 08/18/2028	100,000	99,709

		341,955

Entertainment Content (0.08%)
Warnermedia Holdings Inc.
3.638%, 03/15/2025	500,000	482,245
3.788%, 03/15/2025	250,000	241,414
6.412%, 03/15/2026	500,000	499,917
4.279%, 03/15/2032	500,000	424,409

		1,647,985

Food (0.14%)
General Mills Inc.
5.241%, 11/18/2025	200,000	198,198
4.950%, 03/29/2033	100,000	93,697
Conagra Brands Inc.
5.300%, 10/01/2026	250,000	247,461
JBS U.S.A. LUX SA/JBS U.S.A. Food Co./JBS U.S.A. Finance Inc.
2.500%, 01/15/2027	250,000	220,830
5.125%, 02/01/2028	250,000	237,901
3.000%, 02/02/2029	250,000	209,797
5.500%, 01/15/2030	250,000	233,384
3.625%, 01/15/2032	250,000	199,053
5.750%, 04/01/2033	100,000	91,456
Mondelez International Inc.
2.625%, 03/17/2027	250,000	227,546
Kraft Heinz Foods Co.
3.750%, 04/01/2030	250,000	223,136
Pilgrim’s Pride Corp.
4.250%, 04/15/2031	250,000	208,551
3.500%, 03/01/2032	250,000	193,326
6.250%, 07/01/2033	100,000	93,979
Kellogg Co.
5.250%, 03/01/2033	100,000	95,553
McCormick & Co. Inc.
4.950%, 04/15/2033	100,000	93,046
Hershey Co., The
4.500%, 05/04/2033	100,000	94,349

		2,961,263

	Principal amount	Value
Corporate Bonds (Cont.)

Gas & Water Utilities (0.04%)
National Fuel Gas Co.
5.500%, 10/01/2026	$250,000	$246,565
Southern California Gas Co.
2.950%, 04/15/2027	100,000	91,733
5.200%, 06/01/2033	100,000	94,602
CenterPoint Energy Resources Corp.
5.250%, 03/01/2028	100,000	98,686
5.400%, 03/01/2033	100,000	96,184
NiSource Inc.
5.250%, 03/30/2028	100,000	98,004
Southwest Gas Corp.
4.050%, 03/15/2032	100,000	86,381
American Water Capital Corp.
4.450%, 06/01/2032	100,000	92,408

		904,563

Health Care Facilities & Services (0.33%)
UnitedHealth Group Inc.
5.000%, 10/15/2024	500,000	497,768
5.150%, 10/15/2025	250,000	249,263
3.700%, 05/15/2027	250,000	236,968
5.250%, 02/15/2028	250,000	250,425
4.000%, 05/15/2029	250,000	233,967
5.300%, 02/15/2030	250,000	248,446
4.200%, 05/15/2032	250,000	228,180
Elevance Health Inc.
5.350%, 10/15/2025	250,000	248,423
4.900%, 02/08/2026	500,000	490,452
5.500%, 10/15/2032	250,000	246,059
4.750%, 02/15/2033	250,000	232,696
McKesson Corp.
5.250%, 02/15/2026	250,000	247,219
4.900%, 07/15/2028	150,000	146,585
5.100%, 07/15/2033	100,000	95,546
CVS Health Corp.
5.000%, 02/20/2026	250,000	246,119
5.000%, 01/30/2029	150,000	145,110
5.125%, 02/21/2030	250,000	240,456
5.250%, 01/30/2031	250,000	240,206
5.250%, 02/21/2033	100,000	94,741
5.300%, 06/01/2033	100,000	94,716
Cigna Group, The
5.685%, 03/15/2026	150,000	149,068
Universal Health Services Inc.
1.650%, 09/01/2026	250,000	220,366
2.650%, 10/15/2030	250,000	194,855
HCA Inc.
3.125%, 03/15/2027	150,000	136,288
5.200%, 06/01/2028	150,000	144,970
3.375%, 03/15/2029	150,000	131,425
3.625%, 03/15/2032	100,000	82,889
5.500%, 06/01/2033	100,000	94,572
CommonSpirit Health
6.073%, 11/01/2027	150,000	151,339

24	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)

Health Care Facilities & Services (Cont.)
Humana Inc.
5.750%, 03/01/2028	$250,000	$250,890
3.700%, 03/23/2029	250,000	228,056
IQVIA Inc.
5.700%, 05/15/2028(c)	200,000	194,308
Centene Corp.
2.450%, 07/15/2028	250,000	211,211
Adventist Health System
5.430%, 03/01/2032	150,000	145,003
Sutter Health
5.164%, 08/15/2033	100,000	95,991

		7,144,576

Home & Office Products (0.00%)
Whirlpool Corp.
4.700%, 05/14/2032	100,000	91,468

		91,468

Home Construction (0.03%)
D.R. Horton Inc.
2.600%, 10/15/2025	100,000	93,570
1.300%, 10/15/2026	100,000	87,686
1.400%, 10/15/2027	100,000	84,944
MDC Holdings Inc.
2.500%, 01/15/2031	100,000	74,674
Fortune Brands Innovations Inc.
4.000%, 03/25/2032	150,000	127,871
5.875%, 06/01/2033	100,000	96,309

		565,054

Household Products (0.10%)
Kenvue Inc.(c)
5.500%, 03/22/2025	100,000	99,762
5.350%, 03/22/2026	100,000	99,763
5.050%, 03/22/2028	100,000	98,676
5.000%, 03/22/2030	100,000	97,429
4.900%, 03/22/2033	100,000	95,570
Haleon UK Capital PLC
3.125%, 03/24/2025	250,000	240,121
Procter & Gamble Co., The
4.100%, 01/26/2026	100,000	97,800
1.900%, 02/01/2027	100,000	90,599
3.950%, 01/26/2028	100,000	96,738
2.300%, 02/01/2032	100,000	82,382
4.050%, 01/26/2033	100,000	93,127
Colgate-Palmolive Co.
4.800%, 03/02/2026	100,000	99,532
3.100%, 08/15/2027	100,000	93,579
4.600%, 03/01/2028	100,000	98,878
Haleon U.S. Capital LLC
3.375%, 03/24/2027	250,000	231,937
3.625%, 03/24/2032	250,000	214,413
Clorox Co., The
4.600%, 05/01/2032	100,000	93,117

	Principal amount	Value
Corporate Bonds (Cont.)

Household Products (Cont.)
Church & Dwight Co. Inc.
5.600%, 11/15/2032	$100,000	$100,282
Estee Lauder Cos. Inc., The
4.650%, 05/15/2033	100,000	93,273

		2,216,978

Industrial Intermediate Products (0.01%)
Timken Co., The
4.125%, 04/01/2032	150,000	127,793

		127,793

Institutional Financial Services (0.64%)
Goldman Sachs Group Inc., The
5.700%, 11/01/2024	250,000	249,045
3.500%, 04/01/2025	250,000	240,718
5.798%, 08/10/2026	150,000	148,853
4.387%, 06/15/2027	250,000	240,563
2.640%, 02/24/2028	250,000	222,926
3.615%, 03/15/2028	250,000	230,668
4.482%, 08/23/2028	250,000	236,628
2.615%, 04/22/2032	250,000	195,269
2.383%, 07/21/2032	250,000	190,397
3.102%, 02/24/2033	500,000	399,853
State Street Corp.
3.300%, 12/16/2024	250,000	242,352
3.550%, 08/18/2025	250,000	240,123
4.857%, 01/26/2026	250,000	245,812
5.104%, 05/18/2026	250,000	246,840
2.650%, 05/19/2026	250,000	233,342
5.272%, 08/03/2026	150,000	148,591
2.203%, 02/07/2028	150,000	133,677
5.159%, 05/18/2034	150,000	139,503
Blackstone Private Credit Fund
4.700%, 03/24/2025	250,000	242,527
7.050%, 09/29/2025	500,000	500,767
3.250%, 03/15/2027	500,000	434,317
4.000%, 01/15/2029	250,000	212,518
Intercontinental Exchange Inc.
3.650%, 05/23/2025	250,000	241,653
4.000%, 09/15/2027	250,000	236,602
4.350%, 06/15/2029	250,000	235,218
4.600%, 03/15/2033	250,000	229,649
Nomura Holdings Inc.
5.099%, 07/03/2025	250,000	245,230
5.709%, 01/09/2026	250,000	247,355
5.842%, 01/18/2028	500,000	492,801
6.181%, 01/18/2033	250,000	247,000
Morgan Stanley (Variable, U.S. SOFR +0.56%)(b)
1.164%, 10/21/2025	250,000	235,992
2.630%, 02/18/2026	150,000	142,774
4.679%, 07/17/2026	250,000	243,543
6.138%, 10/16/2026	100,000	100,095
5.050%, 01/28/2027	250,000	245,058
1.512%, 07/20/2027	250,000	220,898

See accompanying notes to financial statements.	25

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)
Institutional Financial Services (Cont.)
2.475%, 01/21/2028	$250,000	$222,905
4.210%, 04/20/2028	250,000	235,070
5.123%, 02/01/2029	250,000	240,754
5.164%, 04/20/2029	250,000	240,514
5.449%, 07/20/2029	250,000	243,617
4.431%, 01/23/2030	250,000	231,286
2.699%, 01/22/2031	250,000	204,403
2.239%, 07/21/2032	250,000	188,421
2.943%, 01/21/2033	250,000	196,877
4.889%, 07/20/2033	500,000	454,313
6.342%, 10/18/2033	500,000	502,850
5.250%, 04/21/2034	150,000	139,272
5.424%, 07/21/2034	150,000	141,494
2.484%, 09/16/2036	250,000	181,597
5.297%, 04/20/2037	250,000	222,754
5.948%, 01/19/2038	250,000	233,669
Bank of New York Mellon Corp., The
2.800%, 05/04/2026	250,000	233,560
2.450%, 08/17/2026	250,000	230,070
4.947%, 04/26/2027	100,000	97,609
3.400%, 01/29/2028	250,000	229,839
3.992%, 06/13/2028	150,000	141,412
5.834%, 10/25/2033	150,000	147,449
4.706%, 02/01/2034	150,000	135,422
CME Group Inc.
2.650%, 03/15/2032	100,000	81,482

		13,915,796

Insurance (0.16%)
Berkshire Hathaway Finance Corp.
2.300%, 03/15/2027	250,000	229,334
Progressive Corp., The
2.500%, 03/15/2027	250,000	227,004
Aon Corp./Aon Global Holdings PLC
2.850%, 05/28/2027	250,000	227,012
5.350%, 02/28/2033	250,000	239,664
Willis North America Inc.
4.650%, 06/15/2027	250,000	239,288
F&G Annuities & Life Inc.
7.400%, 01/13/2028	250,000	249,392
Corebridge Financial Inc.
3.850%, 04/05/2029	250,000	224,571
3.900%, 04/05/2032	250,000	210,374
6.875%, 12/15/2052	250,000	239,497
MetLife Inc.
4.550%, 03/23/2030	250,000	237,139
Aflac Inc.
3.600%, 04/01/2030	250,000	221,402
American International Group Inc.
5.125%, 03/27/2033	250,000	232,615
Allstate Corp., The
5.250%, 03/30/2033	250,000	235,678

	Principal amount	Value
Corporate Bonds (Cont.)
Insurance (Cont.)
Prudential Financial Inc. (Variable,
U.S. SOFR + 3.16%)(b)
5.125%, 03/01/2052	$250,000	$215,286
6.000%, 09/01/2052	250,000	228,862

		3,457,118

Internet Media & Services (0.11%)
Alphabet Inc.
1.998%, 08/15/2026	150,000	138,018
Meta Platforms Inc.
3.500%, 08/15/2027	500,000	471,554
4.600%, 05/15/2028	500,000	489,107
4.800%, 05/15/2030	500,000	487,020
3.850%, 08/15/2032	500,000	443,597
4.950%, 05/15/2033	250,000	239,587

		2,268,883

Leisure Facilities & Services (0.06%)
Starbucks Corp.
4.750%, 02/15/2026	250,000	246,321
2.250%, 03/12/2030	100,000	81,914
4.800%, 02/15/2033	100,000	94,095
Hyatt Hotels Corp.
5.750%, 01/30/2027	250,000	248,397
McDonald’s Corp.
4.800%, 08/14/2028	250,000	244,528
3.600%, 07/01/2030	150,000	133,913
4.950%, 08/14/2033	100,000	95,388
Marriott International Inc.
4.900%, 04/15/2029	250,000	238,362

		1,382,918

Machinery (0.17%)
John Deere Capital Corp.
1.250%, 01/10/2025	100,000	94,760
5.150%, 03/03/2025	100,000	99,712
4.950%, 06/06/2025	150,000	149,018
4.800%, 01/09/2026	100,000	98,838
5.050%, 03/03/2026	100,000	99,398
4.750%, 06/08/2026	100,000	98,657
4.150%, 09/15/2027	100,000	96,367
4.900%, 03/03/2028	100,000	98,574
4.950%, 07/14/2028	100,000	98,619
4.850%, 10/11/2029	150,000	147,207
4.700%, 06/10/2030	150,000	144,245
4.350%, 09/15/2032	100,000	92,997
Caterpillar Financial Services Corp.
4.900%, 01/17/2025	100,000	99,296
5.400%, 03/10/2025	150,000	150,209
5.150%, 08/11/2025	150,000	149,197
4.800%, 01/06/2026	100,000	98,892
4.350%, 05/15/2026	100,000	97,756
3.600%, 08/12/2027	100,000	94,346
Stanley Black & Decker Inc.
2.300%, 02/24/2025	150,000	142,720

26	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery (Cont.)
6.000%, 03/06/2028	$150,000	$151,167
Regal Rexnord Corp.(c)
6.050%, 02/15/2026	150,000	148,328
6.050%, 04/15/2028	150,000	145,900
6.300%, 02/15/2030	150,000	144,896
6.400%, 04/15/2033	250,000	240,802
CNH Industrial Capital LLC
4.550%, 04/10/2028	100,000	95,009
Eaton Corp.
4.350%, 05/18/2028	150,000	144,330
4.150%, 03/15/2033	100,000	90,395
Ingersoll Rand Inc.
5.400%, 08/14/2028	150,000	147,474
5.700%, 08/14/2033	100,000	96,512
Veralto Corp.
5.350%, 09/18/2028(c)	100,000	98,869
Pentair Finance S.a.r.l.
5.900%, 07/15/2032	100,000	97,674

		3,752,164

Medical Equipment & Devices (0.15%)
GE HealthCare Technologies Inc.
5.550%, 11/15/2024	250,000	248,747
5.600%, 11/15/2025	250,000	248,557
5.650%, 11/15/2027	150,000	149,754
5.857%, 03/15/2030	250,000	248,009
5.905%, 11/22/2032	250,000	248,025
Baxter International Inc.
1.322%, 11/29/2024	250,000	236,652
1.915%, 02/01/2027	150,000	132,293
2.539%, 02/01/2032	100,000	77,438
Illumina Inc.
5.800%, 12/12/2025	250,000	248,386
5.750%, 12/13/2027	150,000	147,487
Thermo Fisher Scientific Inc.
4.953%, 08/10/2026	250,000	247,461
4.800%, 11/21/2027	150,000	148,260
4.977%, 08/10/2030	250,000	243,337
5.086%, 08/10/2033	100,000	96,695
Bio-Rad Laboratories Inc.
3.300%, 03/15/2027	150,000	138,245
Becton Dickinson & Co.
4.693%, 02/13/2028	150,000	145,422
Medtronic Global Holdings SCA
4.250%, 03/30/2028	150,000	143,575
4.500%, 03/30/2033	100,000	93,156

		3,241,499

Metals & Mining (0.04%)
BHP Billiton Finance U.S.A. Ltd.
4.875%, 02/27/2026	150,000	147,908
4.750%, 02/28/2028	150,000	146,039
5.100%, 09/08/2028	100,000	98,148
4.900%, 02/28/2033	100,000	94,971

	Principal amount	Value
Corporate Bonds (Cont.)
Metals & Mining (Cont.)
Yamana Gold Inc.
2.630%, 08/15/2031	$150,000	$115,098
Rio Tinto Finance U.S.A. PLC
5.000%, 03/09/2033	100,000	95,982
Vale Overseas Ltd.
6.125%, 06/12/2033	100,000	96,578

		794,724

Oil & Gas Producers (0.49%)
Chevron U.S.A. Inc.
3.900%, 11/15/2024	250,000	245,833
1.018%, 08/12/2027	250,000	214,861
3.850%, 01/15/2028	250,000	237,597
3.250%, 10/15/2029	250,000	225,305
Enbridge Inc.
2.500%, 02/14/2025	250,000	238,212
5.969%, 03/08/2026	250,000	248,766
5.700%, 03/08/2033	150,000	143,700
Exxon Mobil Corp.
2.992%, 03/19/2025	150,000	144,844
3.294%, 03/19/2027	250,000	236,069
2.610%, 10/15/2030	250,000	211,094
Shell International Finance B.V.
3.250%, 05/11/2025	150,000	144,907
2.875%, 05/10/2026	150,000	141,498
Ovintiv Inc.
5.650%, 05/15/2025	250,000	248,569
5.650%, 05/15/2028	250,000	244,535
6.250%, 07/15/2033	250,000	241,729
Chevron Corp.
3.326%, 11/17/2025	150,000	144,161
2.236%, 05/11/2030	250,000	208,403
Enterprise Products Operating LLC
5.050%, 01/10/2026	250,000	247,278
5.350%, 01/31/2033	100,000	97,765
TransCanada PipeLines Ltd.
4.875%, 01/15/2026	150,000	146,931
6.203%, 03/09/2026	250,000	249,589
4.250%, 05/15/2028	150,000	140,533
Williams Cos. Inc., The
5.400%, 03/02/2026	250,000	248,060
5.300%, 08/15/2028	250,000	244,535
2.600%, 03/15/2031	250,000	199,114
5.650%, 03/15/2033	100,000	96,629
Pioneer Natural Resources Co.
5.100%, 03/29/2026	250,000	246,787
Phillips 66 Co.
3.550%, 10/01/2026	250,000	235,472
4.950%, 12/01/2027	125,000	122,496
3.750%, 03/01/2028	100,000	92,854
3.150%, 12/15/2029	150,000	129,750
5.300%, 06/30/2033	150,000	143,540
ONEOK Inc.
5.550%, 11/01/2026	250,000	248,370
5.650%, 11/01/2028	250,000	246,762

See accompanying notes to financial statements.	27

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas Producers (Cont.)
5.800%, 11/01/2030	$250,000	$244,763
6.100%, 11/15/2032	150,000	148,104
Kinder Morgan Inc.
1.750%, 11/15/2026	250,000	222,347
5.200%, 06/01/2033	100,000	92,492
Coterra Energy Inc.
3.900%, 05/15/2027	250,000	234,769
4.375%, 03/15/2029	250,000	231,207
Targa Resources Corp.
5.200%, 07/01/2027	250,000	244,981
6.125%, 03/15/2033	100,000	98,030
Energy Transfer L.P.
5.550%, 02/15/2028	250,000	245,579
5.750%, 02/15/2033	100,000	96,126
EQT Corp.
5.700%, 04/01/2028	250,000	245,021
Cheniere Energy Inc.
4.625%, 10/15/2028	250,000	229,863
Eastern Gas Transmission & Storage Inc.
3.000%, 11/15/2029	150,000	127,506
Cheniere Corp.us Christi Holdings LLC
3.700%, 11/15/2029	250,000	221,780
BP Capital Markets America Inc.
2.721%, 01/12/2032	250,000	202,912
4.812%, 02/13/2033	250,000	233,970
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
4.000%, 01/15/2032	250,000	210,370
MPLX L.P.
5.000%, 03/01/2033	100,000	91,124
Diamondback Energy Inc.
6.250%, 03/15/2033	250,000	250,143
Western Midstream Operating L.P.
6.150%, 04/01/2033	250,000	241,102
Cheniere Energy Partners L.P.
5.950%, 06/30/2033(c)	100,000	96,447

		10,665,184

Oil, Gas Services & Equipment (0.02%)
Schlumberger Investment SA
4.500%, 05/15/2028	150,000	145,315
2.650%, 06/26/2030	100,000	84,655
4.850%, 05/15/2033	100,000	94,425
Helmerich & Payne Inc.
2.900%, 09/29/2031	100,000	79,089

		403,484

Real Estate Investment Trusts (0.43%)
VICI Properties L.P.
4.375%, 05/15/2025	250,000	241,630
4.750%, 02/15/2028	250,000	233,817
5.125%, 05/15/2032	250,000	223,768

	Principal amount	Value
Corporate Bonds (Cont.)
Real Estate Investment Trusts (Cont.)
Realty Income Corp.
4.625%, 11/01/2025	$250,000	$244,469
5.050%, 01/13/2026	250,000	246,438
4.875%, 06/01/2026	250,000	245,338
4.700%, 12/15/2028	250,000	238,384
4.850%, 03/15/2030	250,000	235,612
5.625%, 10/13/2032	250,000	241,689
Weyerhaeuser Co.
4.750%, 05/15/2026	150,000	146,381
3.375%, 03/09/2033	100,000	81,844
Prologis L.P.
3.250%, 06/30/2026	250,000	235,653
3.375%, 12/15/2027	250,000	229,862
4.000%, 09/15/2028	250,000	233,248
2.875%, 11/15/2029	250,000	214,421
1.750%, 07/01/2030	250,000	194,318
4.750%, 06/15/2033	250,000	230,318
Extra Space Storage L.P.
3.500%, 07/01/2026	250,000	233,907
5.700%, 04/01/2028	250,000	247,056
3.900%, 04/01/2029	250,000	224,543
5.500%, 07/01/2030	250,000	241,743
2.200%, 10/15/2030	100,000	77,542
2.400%, 10/15/2031	100,000	76,557
Public Storage Operating Co.
1.500%, 11/09/2026	250,000	223,328
Boston Properties L.P.
6.750%, 12/01/2027	250,000	251,321
Digital Realty Trust L.P.
5.550%, 01/15/2028	250,000	244,490
Hudson Pacific Properties L.P.
5.950%, 02/15/2028	250,000	208,707
American Tower Corp.
5.500%, 03/15/2028	500,000	490,544
5.250%, 07/15/2028	500,000	482,822
5.650%, 03/15/2033	500,000	480,633
Rexford Industrial Realty L.P.
5.000%, 06/15/2028	250,000	238,982
Kimco Realty OP LLC
3.200%, 04/01/2032	250,000	201,223
American Homes 4 Rent L.P.
3.625%, 04/15/2032	250,000	206,859
Equinix Inc.
3.900%, 04/15/2032	150,000	128,174
Invitation Homes Operating Partnership L.P.
4.150%, 04/15/2032	250,000	215,018
Welltower OP LLC
3.850%, 06/15/2032	250,000	213,242
Healthpeak OP LLC
5.250%, 12/15/2032	250,000	232,517
Sun Communities Operating L.P.
5.700%, 01/15/2033	250,000	236,229

28	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)
Real Estate Investment Trusts (Cont.)
Simon Property Group L.P.
5.500%, 03/08/2033	$250,000	$237,190
Crown Castle Inc.
5.100%, 05/01/2033	250,000	231,137

		9,340,954

Retail - Consumer Staples (0.11%)
Walmart Inc.
3.900%, 09/09/2025	150,000	146,219
4.000%, 04/15/2026	250,000	243,411
3.950%, 09/09/2027	150,000	144,743
3.900%, 04/15/2028	250,000	238,666
4.000%, 04/15/2030	250,000	234,799
4.150%, 09/09/2032	250,000	232,772
4.100%, 04/15/2033	250,000	228,654
Target Corp.
1.950%, 01/15/2027	250,000	225,784
6.350%, 11/01/2032	100,000	105,688
4.400%, 01/15/2033	250,000	230,509
Dollar General Corp.
5.200%, 07/05/2028	250,000	242,513
Kroger Co., The
1.700%, 01/15/2031	250,000	188,375

		2,462,133

Retail - Discretionary (0.10%)
Home Depot Inc., The
2.700%, 04/15/2025	150,000	144,065
4.000%, 09/15/2025	150,000	146,377
2.875%, 04/15/2027	150,000	138,870
4.500%, 09/15/2032	250,000	235,868
Lowe’s Cos. Inc.
4.400%, 09/08/2025	150,000	146,639
4.800%, 04/01/2026	250,000	245,302
3.350%, 04/01/2027	150,000	139,649
1.300%, 04/15/2028	150,000	125,003
3.750%, 04/01/2032	150,000	129,885
5.150%, 07/01/2033	250,000	237,158
AutoZone Inc.
5.050%, 07/15/2026	150,000	147,811
4.500%, 02/01/2028	150,000	143,865
AutoNation Inc.
3.850%, 03/01/2032	150,000	121,920
O’Reilly Automotive Inc.
4.700%, 06/15/2032	150,000	137,460

		2,239,872

Semiconductors (0.22%)
Texas Instruments Inc.
4.700%, 11/18/2024	250,000	247,355
1.125%, 09/15/2026	150,000	133,891
2.900%, 11/03/2027	150,000	137,553
4.900%, 03/14/2033	250,000	241,776
Qorvo Inc.
1.750%, 12/15/2024(c)	250,000	234,892

	Principal amount	Value
Corporate Bonds (Cont.)
Semiconductors (Cont.)
NXP B.V./NXP Funding LLC/NXP U.S.A. Inc.
2.700%, 05/01/2025	$250,000	$237,428
3.150%, 05/01/2027	150,000	136,774
3.400%, 05/01/2030	150,000	128,270
2.500%, 05/11/2031	100,000	78,081
Intel Corp.
3.700%, 07/29/2025	150,000	145,185
4.875%, 02/10/2026	250,000	247,002
3.750%, 08/05/2027	150,000	141,500
1.600%, 08/12/2028	250,000	211,375
4.000%, 08/05/2029	150,000	140,023
5.125%, 02/10/2030	150,000	147,192
5.200%, 02/10/2033	250,000	242,059
NXP B.V./NXP Funding LLC
5.350%, 03/01/2026	100,000	98,512
TSMC Arizona Corp.
1.750%, 10/25/2026	200,000	179,416
3.875%, 04/22/2027	200,000	190,441
QUALCOMM Inc.
3.250%, 05/20/2027	150,000	139,924
5.400%, 05/20/2033	250,000	250,769
Micron Technology Inc.
5.375%, 04/15/2028	250,000	241,337
6.750%, 11/01/2029	150,000	152,407
5.875%, 02/09/2033	250,000	238,815
Broadcom Inc.(c)
4.000%, 04/15/2029	150,000	135,359
2.450%, 02/15/2031	150,000	117,241
4.150%, 04/15/2032	150,000	130,172

		4,724,749

Software (0.13%)
Oracle Corp.
5.800%, 11/10/2025	250,000	250,937
1.650%, 03/25/2026	100,000	90,579
2.650%, 07/15/2026	150,000	138,299
3.250%, 11/15/2027	150,000	136,699
4.500%, 05/06/2028	250,000	238,279
6.150%, 11/09/2029	150,000	152,273
4.650%, 05/06/2030	150,000	140,277
2.875%, 03/25/2031	100,000	81,683
6.250%, 11/09/2032	250,000	253,088
4.900%, 02/06/2033	250,000	230,433
Concentrix Corp.
6.650%, 08/02/2026	150,000	149,097
Microsoft Corp.
2.400%, 08/08/2026	250,000	232,241
3.300%, 02/06/2027	250,000	237,193
VMware Inc.
1.400%, 08/15/2026	150,000	132,316
Workday Inc.
3.500%, 04/01/2027	150,000	139,955
3.800%, 04/01/2032	150,000	128,613

		2,731,962

See accompanying notes to financial statements.	29

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)
Specialty Finance (0.19%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.650%, 10/29/2024	$500,000	$475,621
1.750%, 01/30/2026	250,000	225,617
2.450%, 10/29/2026	500,000	447,848
3.300%, 01/30/2032	500,000	397,456
American Express Co.
2.250%, 03/04/2025	250,000	237,570
3.950%, 08/01/2025	250,000	241,842
4.900%, 02/13/2026	250,000	245,270
4.990%, 05/01/2026	250,000	245,615
2.550%, 03/04/2027	150,000	135,243
5.389%, 07/28/2027	250,000	246,501
5.850%, 11/05/2027	150,000	151,083
5.282%, 07/27/2029	150,000	146,240
5.043%, 05/01/2034	150,000	138,293
Capital One Financial Corp.(Variable, U.S. SOFR + 1.29%)(b)
2.636%, 03/03/2026	150,000	141,565
4.927%, 05/10/2028	150,000	142,359
5.247%, 07/26/2030	150,000	139,052
6.377%, 06/08/2034	150,000	141,557
Air Lease Corp.
5.300%, 02/01/2028	250,000	241,535

		4,140,267

Steel (0.03%)
Nucor Corp.
3.950%, 05/23/2025	150,000	145,493
4.300%, 05/23/2027	150,000	143,958
3.125%, 04/01/2032	150,000	123,992
ArcelorMittal SA
6.550%, 11/29/2027	150,000	152,156
6.800%, 11/29/2032	150,000	148,972

		714,571

Technology Hardware (0.22%)
Hewlett Packard Enterprise Co.
5.900%, 10/01/2024	250,000	249,797
6.102%, 04/01/2026	250,000	249,674
Cisco Systems Inc.
3.500%, 06/15/2025	150,000	145,333
2.950%, 02/28/2026	150,000	142,465
Dell International LLC/EMC Corp.
5.850%, 07/15/2025	250,000	249,667
4.900%, 10/01/2026	150,000	146,348
5.300%, 10/01/2029	150,000	145,615
6.200%, 07/15/2030	150,000	151,228
5.750%, 02/01/2033	250,000	242,906
Apple Inc.
0.700%, 02/08/2026	250,000	225,396
4.421%, 05/08/2026	250,000	246,009
4.000%, 05/10/2028	250,000	240,053
1.400%, 08/05/2028	250,000	211,795
3.250%, 08/08/2029	150,000	136,893

	Principal amount	Value
Corporate Bonds (Cont.)
Technology Hardware (Cont.)
4.150%, 05/10/2030	$150,000	$143,094
1.650%, 02/08/2031	150,000	118,824
4.300%, 05/10/2033	250,000	235,994
Arrow Electronics Inc.
6.125%, 03/01/2026	250,000	248,964
TD SYNNEX Corp.
1.750%, 08/09/2026	150,000	131,815
CDW LLC/CDW Finance Corp.
2.670%, 12/01/2026	150,000	135,286
Jabil Inc.
4.250%, 05/15/2027	150,000	141,853
5.450%, 02/01/2029	250,000	243,112
Teledyne Technologies Inc.
2.750%, 04/01/2031	250,000	201,847
HP Inc.
2.650%, 06/17/2031	150,000	117,205
4.200%, 04/15/2032	150,000	129,764
Motorola Solutions Inc.
5.600%, 06/01/2032	150,000	143,498

		4,774,435

Technology Services (0.27%)
Global Payments Inc.
1.500%, 11/15/2024	250,000	237,468
2.150%, 01/15/2027	150,000	132,244
5.400%, 08/15/2032	150,000	140,603
Fidelity National Information
Services Inc.
4.500%, 07/15/2025	250,000	243,896
5.100%, 07/15/2032	150,000	141,665
International Business Machines Corp.
4.000%, 07/27/2025	250,000	243,422
4.500%, 02/06/2026	250,000	244,535
2.200%, 02/09/2027	150,000	134,939
4.150%, 07/27/2027	150,000	143,156
1.950%, 05/15/2030	200,000	160,641
4.750%, 02/06/2033	250,000	235,220
Automatic Data Processing Inc.
3.375%, 09/15/2025	150,000	144,602
Visa Inc.
3.150%, 12/14/2025	250,000	238,613
1.100%, 02/15/2031	250,000	188,676
CGI Inc.
1.450%, 09/14/2026	150,000	132,316
Kyndryl Holdings Inc.
2.050%, 10/15/2026	150,000	130,933
2.700%, 10/15/2028	250,000	205,531
3.150%, 10/15/2031	150,000	113,609
Mastercard Inc.
2.950%, 11/21/2026	150,000	140,461
4.875%, 03/09/2028	250,000	248,120
4.850%, 03/09/2033	250,000	241,470
S&P Global Inc.
2.450%, 03/01/2027	150,000	136,630

30	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Corporate Bonds (Cont.)
Technology Services (Cont.)
4.250%, 05/01/2029	$150,000	$141,602
2.500%, 12/01/2029	150,000	127,438
1.250%, 08/15/2030	250,000	190,827
FactSet Research Systems Inc.
2.900%, 03/01/2027	150,000	136,783
PayPal Holdings Inc.
3.900%, 06/01/2027	100,000	95,534
4.400%, 06/01/2032	150,000	138,669
Fiserv Inc.
5.450%, 03/02/2028	250,000	247,802
5.600%, 03/02/2033	250,000	242,296
Equifax Inc.
5.100%, 06/01/2028	250,000	241,576
RELX Capital Inc.
4.000%, 03/18/2029	150,000	139,820
3.000%, 05/22/2030	150,000	128,413
Booz Allen Hamilton Inc.
5.950%, 08/04/2033	100,000	97,560

		5,907,070

Telecommunications (0.26%)
Rogers Communications Inc.
2.950%, 03/15/2025	500,000	476,860
T-Mobile U.S.A. Inc.
3.500%, 04/15/2025	250,000	241,227
4.950%, 03/15/2028	500,000	485,232
4.800%, 07/15/2028	500,000	480,513
2.400%, 03/15/2029	500,000	420,733
2.700%, 03/15/2032	500,000	391,118
5.050%, 07/15/2033	250,000	231,953
AT&T Inc.
1.650%, 02/01/2028	1,000,000	843,996
4.350%, 03/01/2029	500,000	465,312
Verizon Communications Inc.
4.329%, 09/21/2028	1,012,000	950,908
3.875%, 02/08/2029	500,000	457,874
5.050%, 05/09/2033	250,000	233,548

		5,679,274

Tobacco & Cannabis (0.10%)
Philip Morris International Inc.
5.125%, 11/15/2024	250,000	248,214
5.000%, 11/17/2025	150,000	148,214
4.875%, 02/13/2026	200,000	196,716
5.125%, 11/17/2027	150,000	146,879
4.875%, 02/15/2028	150,000	145,316
5.625%, 11/17/2029	150,000	148,299
5.125%, 02/15/2030	150,000	143,856
5.750%, 11/17/2032	150,000	146,359
5.375%, 02/15/2033	150,000	142,176
BAT International Finance PLC
4.448%, 03/16/2028	150,000	139,878
5.931%, 02/02/2029	150,000	147,262

	Principal amount	Value
Corporate Bonds (Cont.)
Tobacco & Cannabis (Cont.)
BAT Capital Corp.
6.343%, 08/02/2030	$150,000	$147,746
6.421%, 08/02/2033	150,000	145,785

		2,046,700

Transportation & Logistics (0.13%)
Canadian Pacific Railway Co.
1.350%, 12/02/2024	150,000	142,204
1.750%, 12/02/2026	150,000	133,827
2.875%, 11/15/2029	150,000	129,111
2.450%, 12/02/2031	100,000	86,422
Union Pacific Corp.
3.250%, 08/15/2025	150,000	144,014
4.750%, 02/21/2026	250,000	246,867
3.700%, 03/01/2029	250,000	231,968
2.800%, 02/14/2032	100,000	82,521
4.500%, 01/20/2033	100,000	93,105
United Airlines Pass Through Trust, Series 2020-1, Class B
4.875%, 01/15/2026	96,975	93,879
GXO Logistics Inc.
1.650%, 07/15/2026	250,000	219,670
2.650%, 07/15/2031	150,000	113,808
Ryder System Inc.
2.850%, 03/01/2027	150,000	136,490
4.300%, 06/15/2027	150,000	142,837
5.250%, 06/01/2028	150,000	145,986
United Parcel Service Inc.
2.500%, 09/01/2029	150,000	129,091
4.875%, 03/03/2033	100,000	96,335
Norfolk Southern Corp.
5.050%, 08/01/2030	150,000	144,525
3.000%, 03/15/2032	100,000	82,393
Canadian National Railway Co.
3.850%, 08/05/2032	100,000	89,072
CSX Corp.
4.100%, 11/15/2032	100,000	89,925

		2,774,050

Wholesale - Consumer Staples (0.00%)
Archer-Daniels-Midland Co.
4.500%, 08/15/2033	100,000	92,952

		92,952

Total Corporate Bonds (cost $197,190,348)		193,024,891

Foreign Government Bonds (1.41%)
Austria (0.02%)
Oesterreichische Kontrollbank AG
4.625%, 11/03/2025	250,000	247,288
3.625%, 09/09/2027	250,000	239,381

		486,669

See accompanying notes to financial statements.	31

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Foreign Government Bonds (Cont.)
Canada (0.15%)
Canada Government International Bond
1.625%, 01/22/2025	$250,000	$238,185
0.750%, 05/19/2026	250,000	224,306
Province of Quebec Canada
1.500%, 02/11/2025	250,000	236,865
1.350%, 05/28/2030	250,000	199,153
Export Development Canada
3.375%, 08/26/2025	250,000	241,899
Province of Ontario Canada
0.625%, 01/21/2026	250,000	225,383
1.050%, 04/14/2026	250,000	226,027
3.100%, 05/19/2027	250,000	234,732
1.800%, 10/14/2031	250,000	198,080
2.125%, 01/21/2032	250,000	201,690
Province of British Columbia Canada
0.900%, 07/20/2026	250,000	223,195
Province of Alberta Canada
3.300%, 03/15/2028	250,000	233,448
1.300%, 07/22/2030	250,000	196,446
Province of Manitoba Canada
4.300%, 07/27/2033	250,000	235,199

		3,114,608

Chile (0.02%)
Chile Government International Bond
2.750%, 01/31/2027	250,000	229,463
3.240%, 02/06/2028	250,000	229,099

		458,562

Germany (0.24%)
Kreditanstalt fuer Wiederaufbau
1.250%, 01/31/2025	1,000,000	946,435
3.125%, 06/10/2025	1,000,000	965,148
0.375%, 07/18/2025	1,000,000	917,914
0.625%, 01/22/2026	250,000	226,092
4.625%, 08/07/2026	500,000	495,812
1.000%, 10/01/2026	250,000	223,287
2.875%, 04/03/2028	500,000	461,754
1.750%, 09/14/2029	250,000	212,197
Landwirtschaftliche Rentenbank
0.875%, 03/30/2026	250,000	225,877
3.875%, 09/28/2027	250,000	242,203
0.875%, 09/03/2030	250,000	192,581

		5,109,300

Indonesia (0.05%)
Indonesia Government International Bond
4.550%, 01/11/2028	250,000	242,029
4.100%, 04/24/2028	250,000	235,663
4.750%, 02/11/2029	250,000	239,688
4.850%, 01/11/2033	250,000	237,867

		955,247

	Principal amount	Value
Foreign Government Bonds (Cont.)
Israel (0.01%)
Israel Government International Bond
2.750%, 07/03/2030	$250,000	$212,219

		212,219

Italy (0.02%)
Republic of Italy Government International Bond
1.250%, 02/17/2026	250,000	224,767
2.875%, 10/17/2029	250,000	213,850

		438,617

Japan (0.03%)
Japan Bank for International Cooperation
4.625%, 07/19/2028	250,000	245,472
3.250%, 07/20/2028	250,000	230,491
2.125%, 02/16/2029	250,000	214,901

		690,864

Mexico (0.07%)
Mexico Government International Bond
4.150%, 03/28/2027	250,000	240,010
5.400%, 02/09/2028	250,000	246,111
4.500%, 04/22/2029	250,000	232,954
2.659%, 05/24/2031	1,000,000	789,034

		1,508,109

Panama (0.01%)
Panama Government International Bond
3.298%, 01/19/2033	250,000	194,814

		194,814

Philippines (0.03%)
Philippine Government International Bond
5.170%, 10/13/2027	250,000	247,561
3.750%, 01/14/2029	250,000	230,946
5.609%, 04/13/2033	250,000	250,492

		728,999

Poland (0.01%)
Republic of Poland Government International Bond
5.750%, 11/16/2032	250,000	250,263

		250,263

South Korea (0.03%)
Export-Import Bank of Korea
4.250%, 09/15/2027	250,000	240,438

32	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Foreign Government Bonds (Cont.)
South Korea (Cont.)
5.000%, 01/11/2028	$250,000	$247,007
5.125%, 01/11/2033	250,000	244,944

		732,389

Supranational (0.71%)
International Bank for Reconstruction & Development
1.625%, 01/15/2025	250,000	238,133
0.625%, 04/22/2025	1,000,000	929,335
0.375%, 07/28/2025	1,000,000	916,242
0.500%, 10/28/2025	250,000	227,514
3.125%, 11/20/2025	250,000	239,878
0.875%, 07/15/2026	250,000	223,752
3.125%, 06/15/2027	250,000	235,804
0.750%, 11/24/2027	250,000	212,881
1.750%, 10/23/2029	250,000	211,600
0.875%, 05/14/2030	250,000	194,995
4.000%, 07/25/2030	250,000	238,556
1.250%, 02/10/2031	250,000	196,359
European Investment Bank
1.625%, 03/14/2025	250,000	237,052
2.750%, 08/15/2025	250,000	239,342
0.375%, 12/15/2025	250,000	225,915
0.375%, 03/26/2026	250,000	223,480
2.125%, 04/13/2026	250,000	233,192
0.750%, 10/26/2026	250,000	221,087
0.625%, 10/21/2027	250,000	212,664
4.500%, 10/16/2028	500,000	495,700
1.625%, 10/09/2029	250,000	210,976
1.250%, 02/14/2031	250,000	197,416
Inter-American Development Bank
1.750%, 03/14/2025	250,000	237,366
0.875%, 04/20/2026	250,000	225,582
4.500%, 05/15/2026	250,000	247,177
1.500%, 01/13/2027	250,000	224,627
2.375%, 07/07/2027	250,000	229,608
0.625%, 09/16/2027	250,000	213,262
4.000%, 01/12/2028	250,000	242,358
1.125%, 07/20/2028	250,000	211,259
3.500%, 09/14/2029	250,000	234,689
1.125%, 01/13/2031	500,000	389,304
Inter-American Investment Corp.
2.625%, 04/22/2025	250,000	239,316
Asian Development Bank
0.625%, 04/29/2025	250,000	232,385
2.875%, 05/06/2025	250,000	240,681
0.500%, 02/04/2026	250,000	225,085
1.000%, 04/14/2026	250,000	226,426
1.500%, 01/20/2027	250,000	224,678
1.250%, 06/09/2028	250,000	213,396
4.500%, 08/25/2028	250,000	247,174
3.125%, 09/26/2028	250,000	231,997
1.875%, 03/15/2029	250,000	215,783
1.750%, 09/19/2029	250,000	211,959
1.875%, 01/24/2030	250,000	210,533
3.125%, 04/27/2032	250,000	221,382

	Principal amount	Value
Foreign Government Bonds (Cont.)
Supranational (Cont.)
Council of Europe Development Bank
3.000%, 06/16/2025	$250,000	$240,443
0.875%, 09/22/2026	250,000	222,003
3.625%, 01/26/2028	250,000	238,689
Asian Infrastructure Investment Bank, The
3.375%, 06/29/2025	250,000	241,388
0.500%, 01/27/2026	250,000	224,460
African Development Bank
3.375%, 07/07/2025	250,000	242,216
0.875%, 03/23/2026	250,000	225,879
0.875%, 07/22/2026	250,000	223,464
4.375%, 11/03/2027	250,000	246,398
International Finance Corp.
3.625%, 09/15/2025	250,000	242,967
0.750%, 10/08/2026	250,000	221,215
0.750%, 08/27/2030	250,000	191,428
Corp. Andina de Fomento
5.250%, 11/21/2025	250,000	246,632
European Bank for Reconstruction & Development
0.500%, 11/25/2025	250,000	226,826
Nordic Investment Bank
3.375%, 09/08/2027	250,000	237,741

		15,429,649

Sweden (0.01%)
Svensk Exportkredit AB
4.000%, 07/15/2025	250,000	244,200

		244,200

Total Foreign Government Bonds (cost $30,790,516)		30,554,509

Agency Securities (d) (0.59%)
Federal Farm Credit Banks
4.500%, 08/14/2026	2,000,000	1,980,201
Federal Home Loan Banks
0.900%, 02/26/2027	250,000	217,354
0.500%, 04/14/2025	1,770,000	1,646,432
4.625%, 12/13/2024	5,000,000	4,953,416
5.125%, 06/13/2025	250,000	249,554
4.000%, 06/30/2028	1,000,000	970,803
Federal Home Loan Mortgage Corp.
6.750%, 03/15/2031	250,000	280,184
6.250%, 07/15/2032	250,000	276,600
Federal National Mortgage Association
7.125%, 01/15/2030	250,000	281,202
6.625%, 11/15/2030	250,000	276,736
7.250%, 05/15/2030	250,000	284,335

See accompanying notes to financial statements.	33

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Principal amount	Value
Agency Securities (Cont.)
Federal National Mortgage Association (Cont.)
0.500%, 06/17/2025	$1,007,000	$931,070
0.750%, 10/08/2027	500,000	427,563

Total Agency Securities (cost $12,780,866)		12,775,450

U.S. Treasury Obligations (18.28%)
U.S. Treasury Bill
5.100%, 10/26/2023(e),(f)	775,000	772,270
U.S. Treasury Notes
1.500%, 10/31/2024	1,500,000	1,438,594
4.375%, 10/31/2024	1,000,000	988,789
2.250%, 10/31/2024	1,000,000	966,758
0.750%, 11/15/2024	2,500,000	2,374,609
1.500%, 11/30/2024	10,000,000	9,567,578
1.000%, 12/15/2024	2,000,000	1,899,141
1.375%, 01/31/2025	15,000,000	14,242,969
1.125%, 02/28/2025	19,500,000	18,406,172
4.625%, 02/28/2025	1,000,000	990,938
1.750%, 03/15/2025	2,000,000	1,901,875
3.875%, 03/31/2025	2,000,000	1,960,234
2.625%, 04/15/2025	5,000,000	4,808,789
0.375%, 04/30/2025	2,000,000	1,854,141
2.750%, 05/15/2025	5,000,000	4,809,961
2.125%, 05/15/2025	2,000,000	1,904,922
0.250%, 05/31/2025	5,000,000	4,610,547
2.875%, 06/15/2025	2,000,000	1,925,469
0.250%, 06/30/2025	2,000,000	1,838,125
3.000%, 07/15/2025	5,000,000	4,818,359
0.250%, 07/31/2025	2,000,000	1,831,250
2.875%, 07/31/2025	1,000,000	960,859
2.000%, 08/15/2025	3,000,000	2,834,648
3.125%, 08/15/2025	2,000,000	1,929,453
5.000%, 08/31/2025	3,000,000	2,993,906
0.250%, 08/31/2025	2,000,000	1,824,922
2.750%, 08/31/2025	1,000,000	957,305
3.500%, 09/15/2025	2,000,000	1,941,406
0.250%, 09/30/2025	3,000,000	2,730,000
0.250%, 10/31/2025	2,000,000	1,813,516
2.250%, 11/15/2025	2,000,000	1,889,688
0.375%, 11/30/2025	2,000,000	1,812,109
0.375%, 12/31/2025	7,000,000	6,328,164
3.875%, 01/15/2026	2,000,000	1,952,969
0.375%, 01/31/2026	2,000,000	1,800,391
0.500%, 02/28/2026	10,000,000	9,003,125
0.750%, 03/31/2026	10,000,000	9,042,969
0.750%, 04/30/2026	10,000,000	9,008,203
0.750%, 05/31/2026	10,000,000	8,980,859
0.875%, 06/30/2026	10,000,000	8,997,656
0.625%, 07/31/2026	10,000,000	8,900,391
1.125%, 10/31/2026	5,000,000	4,480,078
1.250%, 11/30/2026	2,500,000	2,243,164
1.625%, 11/30/2026	1,000,000	907,930
1.250%, 12/31/2026	2,500,000	2,239,453
1.750%, 12/31/2026	1,000,000	910,117
1.500%, 01/31/2027	2,000,000	1,800,781

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
1.125%, 02/28/2027	$10,000,000	$8,875,391
0.625%, 03/31/2027	10,000,000	8,688,281
0.500%, 04/30/2027	10,000,000	8,621,875
2.750%, 04/30/2027	2,000,000	1,870,234
2.625%, 05/31/2027	5,000,000	4,648,047
0.375%, 09/30/2027	10,000,000	8,441,016
4.125%, 09/30/2027	2,000,000	1,958,359
2.250%, 11/15/2027	2,000,000	1,818,906
0.625%, 11/30/2027	5,000,000	4,240,039
0.625%, 12/31/2027	5,000,000	4,227,734
3.500%, 01/31/2028	5,000,000	4,771,680
0.750%, 01/31/2028	5,000,000	4,239,453
2.750%, 02/15/2028	5,000,000	4,624,219
1.250%, 03/31/2028	5,000,000	4,315,430
3.625%, 04/30/2028	5,000,000	4,765,625
2.875%, 05/15/2028	5,000,000	4,633,594
1.250%, 06/30/2028	5,000,000	4,281,641
2.875%, 08/15/2028	5,000,000	4,616,992
4.375%, 08/31/2028	7,000,000	6,930,547
1.250%, 09/30/2028	3,000,000	2,549,648
3.125%, 11/15/2028	5,000,000	4,655,664
1.375%, 12/31/2028	4,000,000	3,397,344
2.625%, 02/15/2029	4,000,000	3,618,438
2.875%, 04/30/2029	10,000,000	9,132,422
2.375%, 05/15/2029	5,000,000	4,443,359
2.750%, 05/31/2029	5,000,000	4,529,687
2.625%, 07/31/2029	8,000,000	7,177,812
1.625%, 08/15/2029	5,000,000	4,242,969
1.750%, 11/15/2029	6,000,000	5,103,281
1.500%, 02/15/2030	15,000,000	12,433,594
0.875%, 11/15/2030	20,000,000	15,559,375
1.625%, 05/15/2031	12,000,000	9,742,500
1.250%, 08/15/2031	8,000,000	6,252,812
1.375%, 11/15/2031	7,000,000	5,486,797
1.875%, 02/15/2032	12,000,000	9,747,656
4.000%, 08/15/2033	9,000,000	8,503,594

Total U.S. Treasury Obligations (cost $398,921,035)		395,341,567

Long-term Municipal Bonds (0.03%)
California (0.02%)
California State Taxable Various Purpose, General Obligation Bonds
6.000%, 03/01/2033	250,000	260,083
University of California Regents Medical Center Pooled Taxable Revenue Bonds
4.132%, 05/15/2032	250,000	227,239

		487,322

34	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

Long-term Municipal Bonds (Cont.)
Louisiana (0.01%)
Louisiana State Local Government Environmental Facilities & Community Development Authority Taxable Revenue Bonds, Louisiana Utilities Restoration Corp. Project
4.145%, 02/01/2033	$250,000	$234,508

		234,508

Total Long-term Municipal Bonds (cost $729,031)		721,830

	Shares	Value
Short-term Investments (1.37%)
Northern Institutional Treasury Portfolio (Premier Class), 5.20%(g)	29,706,555	29,706,555

Total Short-term Investments (cost $29,706,555)		29,706,555

TOTAL INVESTMENTS (99.99%) (cost $1,000,445,323)		2,163,231,962

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.01%)		172,421

NET ASSETS (100.00%)		$2,163,404,383

(a)	Non-income producing security.
(b)	Floating rate security. The rate presented is the rate in effect at September 30, 2023, and the related index and spread are shown parenthetically for each security.
(c)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $2,275,010 or 0.10% of net assets.

(d)

The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(e)	Security pledged as collateral to cover margin requirements for open futures contracts.
(f)	Discount rate at the time of purchase.
(g)	Rate shown is the 7-day yield as of September 30, 2023.

PLC – Public Limited Company

ADR – American Depositary Receipt

LLC – Limited Liability Company

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)*
Long Contracts
E-Mini S&P 500	68	12/15/2023	USD	14,706,700	$(638,622)

*Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to financial statements.	35

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Principal amount	Value
U.S. Treasury Obligations (99.28%)
U.S. Treasury Notes
0.625%, 10/15/2024	$2,908,000	$2,767,825
4.375%, 10/31/2024	2,000,000	1,977,578
2.250%, 10/31/2024	1,500,000	1,450,137
1.500%, 10/31/2024	1,168,000	1,120,185
2.250%, 11/15/2024	2,939,000	2,839,120
0.750%, 11/15/2024	2,425,000	2,303,371
4.500%, 11/30/2024	2,000,000	1,979,922
1.500%, 11/30/2024	1,500,000	1,435,137
2.125%, 11/30/2024	1,000,000	963,438
1.000%, 12/15/2024	2,100,000	1,994,098
2.250%, 12/31/2024	2,022,000	1,947,123
1.750%, 12/31/2024	2,000,000	1,913,594
4.250%, 12/31/2024	1,500,000	1,479,785
1.125%, 01/15/2025	3,707,000	3,514,410
4.125%, 01/31/2025	2,500,000	2,461,328
1.375%, 01/31/2025	2,165,000	2,055,735
2.000%, 02/15/2025	4,592,000	4,392,356
1.500%, 02/15/2025	2,735,000	2,598,036
1.125%, 02/28/2025	2,395,000	2,260,655
4.625%, 02/28/2025	1,000,000	990,938
1.750%, 03/15/2025	3,502,000	3,330,183
0.500%, 03/31/2025	2,000,000	1,863,672
2.625%, 04/15/2025	3,249,000	3,124,751
4.125%, 04/30/2025	3,500,000	3,428,770
2.125%, 05/15/2025	6,157,000	5,864,302
2.750%, 05/15/2025	4,000,000	3,847,969
4.250%, 05/31/2025	3,000,000	2,955,469
2.875%, 06/15/2025	3,079,000	2,964,259
2.750%, 06/30/2025	3,259,000	3,129,149
4.625%, 06/30/2025	3,250,000	3,222,197
3.000%, 07/15/2025	4,550,000	4,384,707
4.750%, 07/31/2025	1,500,000	1,490,039
3.125%, 08/15/2025	5,440,000	5,248,112
2.000%, 08/15/2025	4,699,000	4,440,004
5.000%, 08/31/2025	2,000,000	1,995,937
0.250%, 09/30/2025	4,500,000	4,095,000
5.125%, 09/30/2025	4,000,000	3,996,250
4.250%, 10/15/2025	4,000,000	3,937,344
2.250%, 11/15/2025	8,500,000	8,031,172
4.500%, 11/15/2025	3,500,000	3,462,949
4.000%, 12/15/2025	1,500,000	1,468,770
2.625%, 12/31/2025	4,409,000	4,190,617
0.375%, 12/31/2025	1,000,000	904,023
3.875%, 01/15/2026	1,000,000	976,484
2.625%, 01/31/2026	7,000,000	6,644,258
1.625%, 02/15/2026	6,000,000	5,557,969
4.000%, 02/15/2026	1,000,000	978,867
0.500%, 02/28/2026	700,000	630,219
2.250%, 03/31/2026	5,000,000	4,692,187
3.750%, 04/15/2026	2,000,000	1,945,312
2.375%, 04/30/2026	1,000,000	939,609
3.625%, 05/15/2026	5,000,000	4,846,680
1.625%, 05/15/2026	5,000,000	4,602,734
4.125%, 06/15/2026	2,000,000	1,962,969
1.875%, 06/30/2026	4,500,000	4,162,852
1.875%, 07/31/2026	5,338,000	4,924,305

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
4.500%, 08/15/2026	$1,000,000	$987,578
0.750%, 08/31/2026	3,712,000	3,305,565
1.375%, 08/31/2026	2,000,000	1,814,609
4.625%, 09/15/2026	1,000,000	995,078
0.875%, 09/30/2026	3,500,000	3,123,203
1.625%, 09/30/2026	1,314,000	1,199,487
1.625%, 10/31/2026	3,775,000	3,434,955
1.125%, 10/31/2026	3,357,000	3,007,924
1.250%, 11/30/2026	5,485,000	4,921,502
1.250%, 12/31/2026	5,580,000	4,998,459
1.500%, 01/31/2027	6,896,000	6,209,094
1.875%, 02/28/2027	5,222,000	4,752,836
2.500%, 03/31/2027	4,611,000	4,283,007
2.750%, 04/30/2027	3,426,000	3,203,711
2.625%, 05/31/2027	5,792,000	5,384,298
3.250%, 06/30/2027	6,500,000	6,175,762
2.750%, 07/31/2027	3,500,000	3,260,332
3.125%, 08/31/2027	6,000,000	5,662,734
4.125%, 09/30/2027	6,212,000	6,082,664
4.125%, 10/31/2027	5,000,000	4,893,555
3.875%, 11/30/2027	6,000,000	5,816,250
3.875%, 12/31/2027	4,650,000	4,506,686
3.500%, 01/31/2028	7,000,000	6,680,352
4.000%, 02/29/2028	8,250,000	8,036,660
3.625%, 03/31/2028	5,000,000	4,793,359
3.625%, 04/30/2028	5,000,000	4,765,625
2.875%, 05/15/2028	5,000,000	4,633,594
3.625%, 05/31/2028	6,000,000	5,750,625
4.000%, 06/30/2028	4,750,000	4,623,271
4.125%, 07/31/2028	4,500,000	4,402,969
2.875%, 08/15/2028	3,500,000	3,231,895
4.375%, 08/31/2028	6,000,000	5,940,469
4.625%, 09/30/2028	5,000,000	5,003,125

Total U.S. Treasury Obligations (cost $329,918,191)		312,566,094

	Shares	Value
Short-term Investments (0.95%)
Northern Institutional Treasury Portfolio (Premier Class), 5.20%(a)	2,991,975	2,991,975

Total Short-term Investments (cost $2,991,975)		2,991,975

TOTAL INVESTMENTS (100.23%) (cost $332,910,166)		315,558,069

OTHER LIABILITIES, NET OF ASSETS ((0.23)%)		(721,377)

NET ASSETS (100.00%)		$314,836,692

(a)	Rate shown is the 7-day yield as of September 30, 2023.

36	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (94.46%)
Alabama (2.19%)
City of Athens, Alabama, Electric Revenue Warrants	3.250%	06/01/2025	$600,000	$586,059
City of Athens, Alabama, Electric Revenue Warrants	3.500%	06/01/2026	220,000	214,347
City of Athens, Alabama, Electric Revenue Warrants	3.750%	06/01/2027	645,000	631,379
City of Athens, Alabama, Water & Sewer Revenue Refunding Warrants	3.000%	05/01/2028	980,000	930,455
City of Athens, Alabama, Electric Revenue Warrants	4.000%	06/01/2028	665,000	653,646
Madison Water & Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2028	2,165,000	2,148,377
City of Athens, Alabama, Water & Sewer Revenue Refunding Warrants	3.125%	05/01/2029	1,010,000	945,997
Alabama Federal Aid Highway Finance Authority Revenue Bonds (Prerefunded to 09-01-2024 @ 100)(a)	4.000%	09/01/2032	1,000,000	1,001,869
Madison Water & Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2035	215,000	211,069
Madison Water & Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2036	310,000	296,132
Mobile County Board of School Commissioners Special Tax Warrants, Series B	5.000%	03/01/2037	1,000,000	1,037,714
Madison Water & Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2037	270,000	254,479
Black Belt Energy Gas District Revenue Bonds, Series C-1(b)	5.250%	02/01/2053	1,000,000	1,014,757
Black Belt Energy Gas District Revenue Bonds, Series B(c)	5.250%	12/01/2053	2,000,000	2,051,426

				11,977,706

Alaska (1.52%)
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.250%	09/01/2028	1,095,000	1,065,986
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.250%	09/01/2028	1,050,000	1,022,179
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.500%	09/01/2029	1,390,000	1,379,026
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.500%	09/01/2029	1,090,000	1,081,395
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.500%	09/01/2030	1,440,000	1,428,435
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.500%	09/01/2030	1,125,000	1,115,965
Borough of Matanuska-Susitna, Alaska, General Obligation Bonds, Series A	5.000%	08/01/2031	1,225,000	1,225,475

				8,318,461

Arizona (1.44%)
Maricopa County Union High School District No. 210 Phoenix, General Obligation Bonds, Series A	4.000%	07/01/2024	1,165,000	1,165,140
County of Pima, Arizona, General Obligation Bonds, Series A	4.000%	07/01/2026	2,000,000	1,907,978
Pima County Unified School District No. 10 Amphitheater, Arizona, General Obligation Bonds, Project of 2007, Series D	5.000%	07/01/2026	555,000	555,391
Maricopa County Unified School District No. 93 Cave Creek, Arizona, General Obligation Bonds, Project of 2014, Series A	4.000%	07/01/2027	1,100,000	1,103,785
Pima County Unified School District No. 10 Amphitheater, Arizona, General Obligation Bonds, Project of 2007, Series D	5.000%	07/01/2027	400,000	400,282
Salt River Project Agricultural Improvement & Power District Revenue Refunding Bonds, Series A	4.000%	12/01/2033	2,000,000	1,981,657
Kyrene Elementary School District No. 28, General Obligation Bonds, Series C	5.000%	07/01/2034	710,000	772,507

				7,886,740

Arkansas (1.48%)
State of Arkansas, General Obligation Refunding Bonds	4.000%	06/01/2027	3,000,000	2,983,585
University of Arkansas Revenue Bonds (Prerefunded to 11-01-2024 @ 100)(a)	5.000%	11/01/2028	365,000	369,489
Rogers School District No. 30, General Obligation Refunding Bonds	3.125%	02/01/2030	2,880,000	2,646,225
University of Arkansas Revenue Bonds (Prerefunded to 11-01-2024 @ 100)(a)	5.000%	11/01/2030	785,000	794,654
Rogers School District No. 30, General Obligation Refunding Bonds	3.000%	02/01/2033	1,500,000	1,307,096

				8,101,049

California (4.91%)
Atascadero Unified School District, General Obligation Bonds, Election of 2010, Series B	5.000%	08/01/2025	225,000	227,048
Atascadero Unified School District, General Obligation Bonds, Election of 2010, Series B	5.000%	08/01/2027	1,080,000	1,089,104
East Side Union High School District, General Obligation Refunding Bonds	3.500%	08/01/2027	1,000,000	983,834
Newark Unified School District, General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	750,000	713,869

See accompanying notes to financial statements.	37

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
California (Cont.)
Santee School District, General Obligation Refunding Bonds	3.500%	08/01/2028	$1,565,000	$1,537,931
Campbell Union High School District, General Obligation Refunding Bonds	3.250%	08/01/2029	1,965,000	1,854,208
City of La Mesa, California, General Obligation Refunding Bonds	3.500%	08/01/2029	1,190,000	1,159,520
Santee School District, General Obligation Refunding Bonds	3.500%	08/01/2029	1,725,000	1,680,116
Sonoma County Junior College District, General Obligation Refunding Bonds	3.250%	08/01/2029	2,835,000	2,708,358
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2030	540,000	543,037
Marin Community College District, General Obligation Bonds, Election of 2016, Series A (Prerefunded to 08-01-2026 @ 100)(a)	4.000%	08/01/2030	1,095,000	1,115,140
Sonoma County Junior College District, General Obligation Bonds, Election of 2014, Series A	4.000%	08/01/2030	1,600,000	1,613,702
Sequoia Union High School District, General Obligation Bonds, Election of 2014	3.000%	07/01/2031	2,000,000	1,872,130
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2031	400,000	402,083
Redondo Beach Unified School District, General Obligation Refunding Bonds, Election of 2008, Series D	3.000%	08/01/2031	750,000	688,537
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2032	500,000	502,295
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2032	510,000	517,323
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2033	600,000	608,487
Anaheim Housing & Public Improvements Authority Revenue Refunding Bonds, Series A	5.000%	10/01/2033	1,000,000	1,055,314
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2034	200,000	205,759
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2035	1,150,000	973,784
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2035	300,000	258,422
Gavilan Joint Community College District, General Obligation Bonds, Series B	3.000%	08/01/2035	1,000,000	861,406
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2035	355,000	363,485
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2036	600,000	493,656
Gavilan Joint Community College District, General Obligation Bonds, Series B	3.000%	08/01/2036	1,000,000	836,559
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2036	400,000	408,759
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2037	755,000	615,007
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2037	500,000	509,638
Mountain View-Whisman School District, General Obligation Bonds, Series B	4.000%	09/01/2038	500,000	481,159

				26,879,670

Colorado (2.93%)
Arapahoe County School District No. 5 Cherry Creek, General Obligation Bonds, Series B	3.000%	12/15/2023	3,300,000	3,290,519
El Paso County School District No. 20 Academy, General Obligation Refunding Bonds	4.000%	12/15/2025	1,000,000	1,001,382
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork, General Obligation
Refunding Bonds, Series B	2.500%	12/15/2027	3,000,000	2,814,934
Eagle River Water & Sanitation District, General Obligation Bonds	4.000%	12/01/2030	465,000	467,530
Gunnison Watershed School District No. RE-1J, General Obligation Refunding Bonds, Series A (Prerefunded to 12-01-2024 @ 100)(a)	4.000%	12/01/2031	1,000,000	1,000,911
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2034	1,805,000	1,802,393
Adams 12 Five Star Schools, General Obligation Refunding Bonds, Series B	5.000%	12/15/2034	3,500,000	3,592,660
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2035	980,000	965,756
Rangeview Library District, Certificate of Participation, Series A	5.000%	12/15/2037	650,000	664,061
Gunnison Watershed School District No. Re 1J, General Obligation Bonds	5.000%	12/01/2038	450,000	478,801

				16,078,947

Connecticut (0.97%)
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A(d)	2.000%	07/01/2042	5,700,000	5,314,695

District of Columbia (0.79%)
District of Columbia, General Obligation Bonds, Series A	5.000%	06/01/2034	1,500,000	1,521,678

38	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
District of Columbia (Cont.)
District of Columbia G.O. Unlimited Bonds, Series C	5.000%	06/01/2038	$1,500,000	$1,503,834
District of Columbia Revenue Bonds, Series A	5.000%	07/01/2039	1,250,000	1,322,918

				4,348,430

Florida (2.46%)
County of Lee County Water & Sewer Revenue Bonds, Series A (Prerefunded to 10-01-2023 @ 100)(a)	5.000%	10/01/2026	400,000	400,000
City of Pembroke Pines, Florida, General Obligation Refunding Bonds	5.000%	09/01/2031	2,100,000	2,143,817
Florida Municipal Loan Council Revenue Bonds, Series A	3.000%	08/01/2032	520,000	461,668
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	4.000%	09/01/2032	540,000	543,145
County of Lee County Water & Sewer Revenue Bonds, Series A (Prerefunded to 10-01-2023 @ 100)(a)	5.000%	10/01/2032	750,000	750,000
Collier County Water-Sewer District Revenue Bonds	3.000%	07/01/2033	5,080,000	4,621,860
Florida Municipal Loan Council Revenue Bonds, Series A	3.250%	08/01/2033	535,000	483,505
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	5.000%	09/01/2033	750,000	787,890
Florida Municipal Loan Council Revenue Bonds, Series A	4.000%	08/01/2034	555,000	555,062
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	5.000%	09/01/2034	750,000	785,405
Florida Department of Management Services, Certificate of Participation, Series A	3.000%	11/01/2035	1,000,000	860,794
County of Sarasota Utility System Revenue Bonds	5.250%	10/01/2039	1,000,000	1,083,472

				13,476,618

Georgia (0.54%)
Bartow County Development Authority Revenue Refunding Bonds	1.800%	09/01/2029	1,000,000	814,819
Harris County School District, General Obligation Bonds	3.000%	03/01/2035	250,000	215,961
Coweta County Public Facilities Authority Revenue Bonds	5.000%	09/01/2035	550,000	603,332
Georgia Ports Authority Revenue Bonds	5.250%	07/01/2039	1,250,000	1,341,442

				2,975,554

Idaho (1.10%)
Nez Perce County Independent School District No 1., General Obligation Bonds	4.000%	09/15/2031	2,880,000	2,884,732
Boise State University Revenue Bonds, Series A	4.000%	04/01/2032	445,000	445,359
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2033	545,000	496,732
Idaho State University Revenue Bonds	4.000%	04/01/2033	180,000	175,519
Idaho Health Facilities Authority Revenue Refunding Bonds	4.000%	03/01/2034	400,000	376,360
Boise State University Revenue Bonds, Series A	5.000%	04/01/2034	240,000	250,239
Idaho State University Revenue Bonds	4.000%	04/01/2034	255,000	248,072
Boise State University Revenue Bonds, Series A	5.000%	04/01/2035	250,000	259,852
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2035	300,000	264,853
Idaho State University Revenue Bonds	4.000%	04/01/2035	175,000	168,315
Idaho State University Revenue Bonds	4.000%	04/01/2036	200,000	190,066
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2037	310,000	260,169

				6,020,268

Illinois (2.97%)
DeWitt Ford & Livingston Etc. Counties Community College District No. 540 Heartland, General Obligation Refunding Bonds	3.000%	12/01/2032	1,500,000	1,321,941
Chicago Wastewater Transmission Second Lien Revenue Bonds	5.000%	01/01/2033	1,000,000	999,818
County of Sangamon, Illinois, General Obligation Refunding Bonds	3.000%	12/15/2033	800,000	690,715
Cook County Community Consolidated School District No. 64 Park Ridge-Niles, General Obligation Bonds	3.000%	12/01/2034	1,000,000	877,828
Village of Schaumburg, Illinois, General Obligation Refunding Bonds	4.000%	12/01/2034	2,500,000	2,397,630
Chicago Midway International Airport Revenue Refunding Bonds, Series B	5.000%	01/01/2035	2,000,000	1,998,318
Sangamon County School District No. 186 Springfield, General Obligation Bonds	3.000%	02/01/2035	1,000,000	847,621
Chicago O’Hare International Airport Revenue Refunding Bonds, Series C	5.000%	01/01/2038	1,050,000	1,053,843
Illinois State Toll Highway Authority Revenue Bonds, Series B	5.000%	01/01/2038	1,000,000	999,962

See accompanying notes to financial statements.	39

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Illinois (Cont.)
Illinois Finance Authority Revenue Refunding Bonds	4.000%	08/01/2038	$1,000,000	$906,015
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center	5.000%	11/15/2038	2,000,000	1,955,815
Cook County Community Consolidated School District No. 65 Evanston Revenue Bonds	5.000%	12/01/2039	1,000,000	1,039,316
Village of Mundelein, Illinois, General Obligation Bonds	4.000%	12/15/2039	1,355,000	1,203,568

				16,292,390

Indiana (3.37%)
East Noble School Building Corporation Revenue Bonds	2.000%	01/15/2027	1,205,000	1,099,087
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds, Series G	4.000%	07/15/2027	1,190,000	1,192,591
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds, Series G	4.500%	07/15/2028	500,000	505,855
Warsaw Multi-School Building Corporation Revenue Bonds	4.000%	07/15/2028	1,000,000	1,004,256
City of West Lafayette, Indiana, Sewer Revenue Bonds	3.750%	07/01/2029	220,000	218,033
Valparaiso Multi-Schools Building Corporation Revenue Bonds	5.000%	07/15/2029	3,000,000	3,069,356
City of West Lafayette, Indiana, Sewer Revenue Bonds	4.000%	07/01/2030	750,000	744,854
Munster School Building Corporation Revenue Bonds	3.375%	01/15/2031	1,095,000	1,053,045
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2033	650,000	565,994
City of Lebanon, Indiana, Sewage Works Revenue Bonds	4.000%	07/01/2034	865,000	844,819
Borden-Henryville Multi-School Building Corporation Revenue Bonds	5.000%	07/15/2034	1,270,000	1,363,938
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2034	335,000	352,269
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2034	675,000	580,052
City of Lebanon, Indiana, Sewage Works Revenue Bonds	4.000%	07/01/2035	895,000	862,617
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2035	700,000	587,605
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2036	700,000	733,773
Indiana State Finance Authority Revolving Revenue Refunding Bonds, Green Bonds	5.000%	02/01/2039	1,000,000	1,065,202
Tippecanoe Valley Akron School Building Corporation Revenue Bonds	5.000%	07/15/2039	1,000,000	1,025,110
Indiana Finance Authority Revenue Refunding Bonds	4.000%	10/01/2039	1,750,000	1,615,186

				18,483,642

Iowa (1.26%)
Des Moines Metropolitan Wastewater Reclamation Authority Revenue Refunding Bonds, Series E	3.000%	06/01/2027	1,610,000	1,535,958
Waukee Community School District, General Obligation Refunding Bonds, Series B	2.000%	06/01/2027	2,100,000	1,899,826
City of Cedar Rapids Water Revenue Refunding Bonds, Series D	3.000%	06/01/2029	950,000	870,917
City of Council Bluffs, Iowa, General Obligation Refunding Bonds, Series A	3.000%	06/01/2029	1,050,000	980,520
City of West Des Moines, Iowa, General Obligation Bonds, Series D	3.000%	06/01/2031	1,770,000	1,599,362

				6,886,583

Kansas (2.31%)
Johnson County Unified School District No. 233 Olathe, General Obligation Bonds, Series A (Prerefunded to 09-01-2024 @ 100)(a)	3.000%	09/01/2026	2,740,000	2,716,476
Johnson County Unified School District No. 233 Olathe, General Obligation Bonds, Series A (Prerefunded to 09-01-2024 @ 100)(a)	3.000%	09/01/2027	1,490,000	1,477,208
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Refunding Bonds, Series A	3.000%	10/01/2027	1,000,000	948,975
Johnson County Water District No. 1 Revenue Refunding Bonds, Series A	3.000%	01/01/2032	2,500,000	2,288,879
State of Kansas Department of Transportation Revenue Bonds, Series A	5.000%	09/01/2033	5,000,000	5,198,903

				12,630,441

Kentucky (3.26%)
Northern Kentucky Water District Revenue Bonds, Series A	4.000%	02/01/2028	1,110,000	1,110,057
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.250%	09/15/2029	1,735,000	1,615,703
Lexington-Fayette Urban County Government, General Obligation Bonds, Series A	3.000%	10/01/2029	1,060,000	958,475
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.375%	09/15/2030	1,800,000	1,685,084
Lexington-Fayette Urban County Government, General Obligation Bonds, Series A	3.125%	10/01/2030	1,095,000	989,529

40	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Kentucky (Cont.)
Northern Kentucky Water District Revenue Refunding Bonds	3.000%	02/01/2031	$3,660,000	$3,336,340
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.500%	09/15/2031	1,860,000	1,736,389
Kenton County School District Finance Corporation Revenue Bonds	2.000%	12/01/2031	1,565,000	1,261,062
Kenton County School District Finance Corporation Revenue Bonds	2.000%	02/01/2032	1,770,000	1,421,101
City of Bowling Green, Kentucky, Water & Sewer System Revenue Bonds	3.000%	06/01/2033	3,115,000	2,718,720
Woodford County School District Finance Corporation Revenue Bonds, Series A	5.000%	08/01/2039	1,000,000	1,022,859

				17,855,319

Louisiana (0.62%)
St. John the Baptist Parish School District No. 1, General Obligation Bonds	5.250%	03/01/2037	1,500,000	1,543,094
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds	5.000%	08/15/2037	1,000,000	1,009,088
City of West Monroe, Louisiana, Sales & Use Tax Revenue Bonds, Series A	5.000%	12/01/2039	830,000	847,689

				3,399,871

Maryland (0.69%)
County of Caroline, Maryland, General Obligation Refunding Bonds	3.000%	01/15/2032	1,150,000	1,044,754
City of Baltimore Revenue Bonds, Series A	5.000%	07/01/2035	1,000,000	1,092,722
County of Baltimore, General Obligation Bonds	4.000%	03/01/2038	1,750,000	1,669,644

				3,807,120

Massachusetts (0.90%)
Town of Swampscott, Massachusetts, General Obligation Bonds	3.000%	03/01/2034	1,000,000	881,542
Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System	5.000%	07/01/2035	1,400,000	1,427,715
Commonwealth of Massachusetts, General Obligation Bonds, Series J	5.000%	12/01/2038	1,000,000	1,024,513
Commonwealth of Massachusetts General Obligation Refunding Bonds, Series B	5.000%	05/01/2039	1,480,000	1,579,854

				4,913,624

Michigan (4.63%)
East Grand Rapids Public School District, General Obligation Refunding Bonds, Series A (Prerefunded to 05-01-2024 @ 100)(a)	5.000%	05/01/2027	1,000,000	1,005,908
Hamilton Community School District, General Obligation Refunding Bonds	4.000%	05/01/2027	500,000	502,352
Mattawan Consolidated School District, General Obligation Bonds, Series I (Prerefunded to 05-01-2025 @ 100)(a)	5.000%	05/01/2027	1,005,000	1,024,290
Michigan State Finance Authority Senior Lien Revenue Bonds, Great Lakes Water	5.000%	07/01/2027	1,650,000	1,655,917
East Grand Rapids Public School District, General Obligation Refunding Bonds, Series A (Prerefunded to 05-01-2024 @ 100)(a)	5.000%	05/01/2028	765,000	769,520
Hamilton Community School District, General Obligation Refunding Bonds	4.000%	05/01/2028	300,000	301,594
Mattawan Consolidated School District, General Obligation Bonds, Series I (Prerefunded to 05-01-2025 @ 100)(a)	5.000%	05/01/2028	600,000	611,516
Zeeland Public Schools, General Obligation Bonds, Series A	5.000%	05/01/2029	700,000	709,685
Zeeland Public Schools, General Obligation Bonds, Series A	5.000%	05/01/2030	1,100,000	1,114,883
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2032	595,000	600,885
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2033	630,000	633,859
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2034	670,000	674,962
Lowell Area Schools, General Obligation Bonds	4.000%	05/01/2035	400,000	397,200
Rockford Public Schools, General Obligation Bonds, Series I	4.000%	05/01/2035	1,755,000	1,737,922
Great Lakes Water Authority Water Supply System Revenue Bonds, Series A	5.000%	07/01/2035	750,000	806,359
Van Buren Public Schools, General Obligation Refunding Bonds	4.000%	11/01/2035	1,000,000	958,768
Grosse Pointe Public School System, General Obligation Refunding Bonds	5.000%	05/01/2036	1,635,000	1,736,349
Lowell Area Schools, General Obligation Bonds	4.000%	05/01/2036	865,000	854,266
West Bloomfield School District, General Obligation Bonds	3.000%	05/01/2036	3,825,000	3,158,153
Dundee Community Schools, General Obligation Bonds	5.000%	05/01/2037	1,000,000	1,048,297
Fowlerville Community Schools, General Obligation Refunding Bonds	4.000%	05/01/2038	1,470,000	1,375,403

See accompanying notes to financial statements.	41

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Michigan (Cont.)
Portage Public Schools, General Obligation Bonds	3.000%	11/01/2038	$1,000,000	$777,601
Wayne-Westland Community Schools, General Obligation Bonds	4.000%	11/01/2038	1,000,000	945,783
Lake Orion Community School District, General Obligation Bonds	4.000%	05/01/2039	1,000,000	938,447
Michigan State Building Authority Revenue Bonds, Series I	5.000%	10/15/2039	1,000,000	1,047,956

				25,387,875

Minnesota (3.65%)
Shakopee Independent School District No. 720, General Obligation Bonds, Series A(a)	3.250%	02/01/2026	3,860,000	3,848,075
City of Eagan, Minnesota, General Obligation Bonds, Series A	3.250%	02/01/2032	1,245,000	1,195,217
Metropolitan Council, General Obligation Bonds, Series C	3.750%	03/01/2032	5,500,000	5,335,029
University of Minnesota Revenue Bonds, Series B	4.000%	01/01/2033	2,230,000	2,175,729
Big Lake Independent School District No. 727, General Obligation Bonds, Series A	3.000%	02/01/2033	570,000	512,132
North St. Paul-Maplewood-Oakdale Independent School District No. 622, General Obligation Bonds, Series B	3.000%	02/01/2034	3,300,000	2,919,590
Red Rock Central Independent School District No. 2884, General Obligation Bonds, Series A	3.000%	02/01/2034	1,000,000	884,724
City of Minneapolis, Minnesota, General Obligation Bonds	3.000%	12/01/2035	2,000,000	1,729,884
Jordan Independent School District No. 717 General Obligation Bonds, Series A	4.000%	02/01/2041	1,500,000	1,380,490

				19,980,870

Mississippi (0.95%)
State of Mississippi, General Obligation Bonds, Series F	3.000%	11/01/2026	3,000,000	2,892,270
Mississippi Development Bank Revenue Bonds (Prerefunded to 12-01-2025 @ 100)(a)	4.250%	12/01/2028	2,305,000	2,329,355

				5,221,625

Missouri (2.59%)
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2027	465,000	465,366
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2028	400,000	400,307
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2029	425,000	424,408
Liberty Public School District No. 53, General Obligation Bonds	4.000%	03/01/2033	1,000,000	989,889
Liberty Public School District No. 53, General Obligation Bonds	4.000%	03/01/2034	2,500,000	2,470,333
St. Charles County School District No. R-IV Wentzville, General Obligation Refunding Bonds	4.000%	03/01/2034	3,000,000	3,006,051
Jackson County School District No. R-5 Grain Valley, General Obligation Bonds, Series A	5.000%	03/01/2035	2,000,000	2,063,367
City of Columbia Water & Electric System Revenue Refunding Bonds, Series B	3.000%	10/01/2035	2,520,000	2,143,022
Jackson County Reorganized School District No. 7, General Obligation Bonds	5.000%	03/01/2036	1,000,000	1,003,807
Nixa Public Schools General Obligation Bonds	5.000%	03/01/2039	1,170,000	1,216,335

				14,182,885

Montana (2.99%)
Hellgate School District No. 4, General Obligation Bonds	3.500%	06/15/2025	860,000	850,347
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2032	945,000	975,771
Missoula High School District No. 1, General Obligation Bonds	4.000%	07/01/2032	1,010,000	1,013,770
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2033	1,005,000	1,036,679
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2033	520,000	520,796
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	4.500%	07/01/2033	560,000	575,296
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2034	505,000	521,269
Cascade County High School District A Great Falls, General Obligation Bonds	5.000%	07/01/2034	725,000	767,086
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2034	565,000	566,060
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2034	1,000,000	996,914
Hellgate School District No. 4, General Obligation Bonds	5.250%	06/15/2035	880,000	914,916
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2035	845,000	844,284
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2035	750,000	738,314
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	5.000%	07/01/2035	1,925,000	2,045,489
Montana State Board of Regents Revenue Refunding Bonds	3.000%	11/15/2035	3,660,000	3,076,716

42	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Montana (Cont.)
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2036	$585,000	$577,647
Broadwater County K-12 School District No. 1 Townsend, General Obligation Bonds	3.000%	07/01/2037	465,000	379,403

				16,400,757

Nebraska (1.42%)
Gretna Public Schools, General Obligation Refunding Bonds	3.000%	12/15/2024	145,000	142,695
Gretna Public Schools, General Obligation Refunding Bonds	4.000%	12/15/2025	180,000	180,631
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2028	150,000	150,579
Gretna Public Schools, General Obligation Refunding Bonds (Prerefunded to 12-15-2025 @ 100)(a)	5.000%	12/15/2028	250,000	256,876
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2029	250,000	250,083
Gretna Public Schools, General Obligation Refunding Bonds (Prerefunded to 12-15-2025 @ 100)(a)	5.000%	12/15/2029	260,000	267,151
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2030	325,000	323,658
Grand Island Public Schools, General Obligation Bonds (Prerefunded to 12-15-2024 @ 100)(a)	5.000%	12/15/2030	700,000	709,599
Grand Island Public Schools, General Obligation Bonds (Prerefunded to 12-15-2024 @ 100)(a)	5.000%	12/15/2032	565,000	572,747
City of Lincoln Sanitary Sewer Revenue Bonds	3.000%	06/15/2034	1,105,000	983,524
City of Kearney, Nebraska, General Obligation Bonds	4.000%	05/15/2035	500,000	473,221
City of Lincoln Sanitary Sewer Revenue Bonds	3.000%	06/15/2035	1,140,000	993,582
Omaha Public Power District Revenue Bonds, Series A	5.000%	02/01/2036	750,000	819,501
County of Sarpy, Nebraska, General Obligation Bonds	3.500%	06/01/2037	1,000,000	893,756
City of La Vista, Nebraska, General Obligation Bonds	3.000%	09/15/2041	1,000,000	748,539

				7,766,142

Nevada (1.28%)
Nevada System of Higher Education Revenue Refunding Bonds	4.000%	07/01/2030	3,045,000	3,053,370
Clark County School District, General Obligation Refunding Bonds, Series C	4.000%	06/15/2037	2,000,000	1,856,795
Clark County School District, General Obligation Bonds, Series A	5.000%	06/15/2039	2,000,000	2,105,233

				7,015,398

New Jersey (1.14%)
Hopewell Valley Regional School District, General Obligation Bonds	3.500%	01/15/2027	3,330,000	3,250,465
Livingston Township School District, General Obligation Refunding Bonds	4.000%	07/15/2029	1,000,000	1,002,349
Hopewell Valley Regional School District, General Obligation Bonds	4.000%	01/15/2032	2,000,000	1,994,525

				6,247,339

New Mexico (3.48%)
County of Bernalillo, New Mexico, General Obligation Refunding Bonds, Series A	2.250%	08/15/2024	1,050,000	1,028,942
County of Bernalillo, New Mexico, General Obligation Bonds	3.000%	08/15/2025	1,235,000	1,204,977
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2026	225,000	225,036
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2027	700,000	700,156
Las Cruces School District No. 2, General Obligation Bonds, Series C	3.250%	08/01/2027	900,000	877,219
Rio Rancho Public School District No. 94, General Obligation Bonds, Series A	3.000%	08/01/2027	1,515,000	1,449,257
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2028	725,000	725,171
Las Cruces School District No. 2, General Obligation Bonds, Series C	3.500%	08/01/2028	900,000	884,983
Rio Rancho Public School District No. 94, General Obligation Bonds, Series A	3.125%	08/01/2028	1,515,000	1,447,370
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2029	750,000	750,149
Santa Fe Public School District, General Obligation Bonds	3.625%	08/01/2029	3,075,000	3,018,235
Santa Fe Public School District, General Obligation Bonds	4.000%	08/01/2030	1,000,000	1,002,162
Albuquerque Municipal School District No. 12, General Obligation Bonds	5.000%	08/01/2034	1,800,000	1,901,004
City of Albuquerque Gross Receipts Tax Revenue Bonds, Series B	5.000%	07/01/2035	1,000,000	1,096,439
Albuquerque Municipal School District No. 12, General Obligation Bonds	5.000%	08/01/2035	2,600,000	2,728,844

				19,039,944

See accompanying notes to financial statements.	43

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
New York (2.78%)
Port Authority of New York & New Jersey Revenue Bonds, Series 179	5.000%	12/01/2032	$3,000,000	$3,005,525
State of New York Mortgage Agency Revenue Refunding Bonds, Series 220	2.400%	10/01/2034	1,000,000	797,147
New York State Urban Development Corporation Revenue Refunding Bonds, Series A	5.000%	03/15/2035	2,000,000	2,030,585
New York City Water & Sewer System Revenue Bonds, Series DD	5.000%	06/15/2035	2,500,000	2,509,478
New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B-1	5.250%	11/01/2036	1,500,000	1,631,855
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B1	5.000%	11/01/2036	1,500,000	1,505,451
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	5.000%	02/01/2039	1,060,000	1,061,088
New York State Housing Finance Agency Variable Revenue Bonds, Series J(e)	1.100%	11/01/2061	2,000,000	1,739,462
New York State Housing Finance Agency Variable Revenue Bonds(f)	3.800%	11/01/2062	1,000,000	962,942

				15,243,533

North Carolina (1.57%)
Buncombe County Metropolitan Sewerage District Revenue Refunding Bonds	4.000%	07/01/2027	1,210,000	1,209,480
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds	5.000%	05/01/2028	700,000	710,069
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds	5.000%	05/01/2029	265,000	268,883
County of Union, North Carolina, Enterprise System Revenue Bonds	3.000%	06/01/2031	2,850,000	2,585,404
County of Forsyth, North Carolina, General Obligation Bonds, Series B	3.000%	03/01/2032	1,000,000	910,105
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2033	750,000	804,010
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2035	1,000,000	1,068,226
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2037	1,000,000	1,053,912

				8,610,089

North Dakota (1.41%)
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.125%	05/01/2028	845,000	814,009
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.250%	05/01/2029	835,000	801,511
Bismarck Public School District No. 1, General Obligation Bonds	3.125%	05/01/2030	1,695,000	1,627,879
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series M	3.125%	05/01/2031	1,015,000	938,371
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series M	3.125%	05/01/2032	1,060,000	965,061
City of Fargo, North Dakota, General Obligation Refunding Bonds, Series A	3.000%	05/01/2033	1,350,000	1,202,228
City of Fargo, North Dakota, General Obligation Refunding Bonds, Series A	3.000%	05/01/2034	1,550,000	1,357,462

				7,706,521

Ohio (3.70%)
Lake Local School District/Stark County, General Obligation Bonds	3.000%	12/01/2025	190,000	185,886
Lake County Community College District, General Obligation Bonds, Series A	3.000%	12/01/2026	355,000	344,019
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds	5.000%	12/01/2027	175,000	175,270
Perrysburg Exempted Village School District, General Obligation Bonds (Prerefunded to 12-01-2024 @ 100)(a)	4.000%	12/01/2027	1,250,000	1,251,843
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds (Prerefunded to 12-01-2023 @ 100)(a)	5.000%	12/01/2028	225,000	225,355
Fairfield City School District, General Obligation Bonds (Prerefunded to 11-01-2023 @ 100)(a)	5.000%	11/01/2029	800,000	800,629
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds (Prerefunded to 12-01-2023 @ 100)(a)	5.000%	12/01/2029	200,000	200,315
Fairfield City School District, General Obligation Bonds (Prerefunded to 11-01-2023 @ 100)(a)	5.000%	11/01/2030	1,335,000	1,336,049
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2030	235,000	237,110
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2030	750,000	754,596
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds	4.000%	12/01/2030	365,000	365,142
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2031	220,000	221,536
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2031	350,000	351,789
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2032	220,000	220,794
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2032	315,000	315,465
Cuyahoga Community College District, General Obligation Bonds	4.000%	12/01/2032	1,750,000	1,753,228
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2032	375,000	376,728
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2033	370,000	370,705

44	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Ohio (Cont.)
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2033	$235,000	$234,974
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2033	500,000	505,777
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2033	400,000	401,479
Worthington City School District, General Obligation Bonds	4.000%	12/01/2033	790,000	796,847
City of Toledo, Ohio, General Obligation Bonds	5.250%	12/01/2034	1,000,000	1,083,630
Cuyahoga Community College District, General Obligation Bonds	4.000%	12/01/2034	1,000,000	1,002,183
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2034	500,000	504,753
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2034	875,000	876,690
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2035	1,870,000	1,854,856
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2035	500,000	501,723
Worthington City School District, General Obligation Bonds	4.000%	12/01/2035	475,000	472,053
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2036	1,000,000	988,437
Ohio Water Development Authority Revenue Bonds, Series A	5.000%	12/01/2039	1,470,000	1,548,412

				20,258,273

Oklahoma (1.62%)
City of Tulsa, Oklahoma, General Obligation Bonds	3.000%	04/01/2028	3,000,000	2,843,891
Grand River Dam Authority Revenue Bonds, Series A	5.000%	06/01/2031	1,835,000	1,845,402
Edmond Public Works Authority Revenue Bonds	5.000%	07/01/2032	1,500,000	1,572,579
Oklahoma County Finance Authority Revenue Bonds	5.000%	09/01/2036	2,500,000	2,600,816

				8,862,688

Oregon (0.94%)
State of Oregon, General Obligation Refunding Bonds, Series J	2.800%	06/01/2025	155,000	151,942
Clackamas County School District No. 12 North Clackamas, General Obligation Refunding Bonds (Prerefunded to 06-15-2024 @ 100)(a)	5.000%	06/15/2028	2,500,000	2,518,950
Deschutes County Administrative School District No. 1 Bend-La Pine, General Obligation Bonds	3.000%	06/15/2035	2,865,000	2,475,739

				5,146,631

Pennsylvania (1.76%)
Township of Upper St. Clair, Pennsylvania, General Obligation Refunding Bonds, Series A	4.000%	06/01/2028	340,000	343,410
Township of Upper St. Clair, Pennsylvania, General Obligation Refunding Bonds, Series A	4.000%	06/01/2029	305,000	307,587
West View Municipal Authority Water Revenue Bonds (Prerefunded to 11-15-2024 @ 100)(a)	5.000%	11/15/2031	1,365,000	1,381,619
Pennsylvania Housing Finance Agency Revenue Bonds, Series 137	2.200%	04/01/2033	2,785,000	2,211,796
Pennsylvania Housing Finance Agency Revenue Bonds, Series 138A	2.700%	04/01/2033	1,500,000	1,262,846
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2033	400,000	347,353
Twin Valley School District, General Obligation Bonds, Series B	3.000%	04/01/2034	1,300,000	1,113,554
Delaware River Port Authority Revenue Bonds	5.000%	01/01/2037	1,000,000	1,001,232
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2037	770,000	611,685
Southeastern Pennsylvania Transportation Authority Revenue Bonds	5.000%	06/01/2038	1,000,000	1,057,462

				9,638,544

Rhode Island (0.11%)
Rhode Island Housing & Mortgage Finance Corporation Revenue Bonds, Series 76-A	2.200%	10/01/2033	780,000	602,305

South Carolina (0.72%)
Town of Fort Mill Water & Sewer System Revenue Bonds	3.500%	12/01/2027	380,000	366,960
Town of Fort Mill Water & Sewer System Revenue Bonds	4.000%	12/01/2028	520,000	513,394
City of Columbia Waterworks & Sewer System Revenue Refunding Bonds, Series B	4.000%	02/01/2029	1,045,000	1,053,791
Town of Fort Mill Water & Sewer System Revenue Bonds	4.000%	12/01/2030	535,000	525,581
City of Columbia Waterworks & Sewer System Revenue Bonds, Series A	3.000%	02/01/2035	1,750,000	1,514,247

				3,973,973

Tennessee (0.89%)
City of Knoxville Water System Revenue Refunding Bonds, Series BB	3.000%	03/01/2025	1,170,000	1,146,156

See accompanying notes to financial statements.	45

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Tennessee (Cont.)
County of Washington, Tennessee, General Obligation Bonds, Series B	3.000%	06/01/2030	$850,000	$784,924
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue Bonds	5.000%	09/01/2031	1,065,000	1,074,027
County of Knox, Tennessee, General Obligation Refunding Bonds, Series B	3.000%	06/01/2032	1,105,000	995,511
City of Memphis Electric System Revenue Bonds, Series A	3.000%	12/01/2035	1,000,000	864,791

				4,865,409

Texas (6.33%)
Eanes Independent School District, General Obligation Bonds, Series A	3.500%	08/01/2026	1,670,000	1,643,062
University of North Texas Revenue Refunding Bonds, Series A	5.000%	04/15/2027	1,000,000	1,012,420
Upper Brushy Creek Water Control and Improvement District, General Obligation Bonds	3.000%	08/15/2031	1,000,000	899,958
State of Texas, General Obligation Refunding Bonds, Series B	2.250%	08/01/2032	750,000	605,207
Lake Travis Independent School District, General Obligation Refunding Bonds	4.000%	02/15/2033	1,000,000	1,004,673
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	5.000%	03/01/2033	200,000	207,220
North Texas Tollway Authority Revenue Refunding Bonds, Series B	5.000%	01/01/2034	1,220,000	1,226,166
San Antonio Electric & Gas Junior Lien Revenue Bonds	5.000%	02/01/2034	2,500,000	2,503,300
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2034	280,000	270,004
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2035	200,000	192,119
Klein Independent School District, General Obligation Bonds	5.000%	08/01/2035	1,000,000	1,088,030
Texas State Technical College Revenue Bonds	5.250%	08/01/2035	1,000,000	1,088,100
Texas State Transportation Commission Mobility Fund, General Obligation Refunding Bonds	4.000%	10/01/2035	2,655,000	2,534,832
Pecos Barstow Toyah Independent School District, General Obligation Bonds	5.000%	02/15/2036	1,745,000	1,811,857
Richardson Independent School District, General Obligation Bonds, Series A	5.000%	02/15/2036	1,000,000	1,080,632
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2036	325,000	307,632
Texas A&M University Revenue Bonds	5.250%	05/15/2036	1,000,000	1,103,575
Trinity River Authority Central Regional Wastewater System Revenue Bonds	3.500%	08/01/2036	1,000,000	895,163
Texas Water Development Board Revenue Bonds	4.450%	10/15/2036	1,000,000	1,011,410
Texas Water Development Board Revenue Bonds	4.000%	10/15/2036	1,000,000	970,719
City of Cedar Park, General Obligation Bonds	5.000%	02/15/2037	1,000,000	1,055,928
Waller Consolidated Independent School District, General Obligation Bonds	5.000%	02/15/2037	1,000,000	1,066,042
City of Sugar Land, General Obligation Bonds	5.000%	02/15/2038	635,000	661,493
Sanger Independent School District, General Obligation Bonds	4.000%	08/15/2038	1,250,000	1,160,104
Aubrey Independent School District, General Obligation Bonds	5.000%	02/15/2039	1,000,000	1,048,403
City of Pflugerville, General Obligation Bonds	4.000%	08/01/2039	1,580,000	1,466,835
Harlandale Independent School District, General Obligation Bonds, Series A	5.250%	08/15/2039	1,000,000	1,079,910
Smith County, General Obligation Bonds	5.000%	08/15/2039	1,000,000	1,051,684
Houston Combined Utility System First Lien Revenue Refunding Bonds, Series D	5.000%	11/15/2039	1,725,000	1,728,897
Permanent University Fund - University of Texas System Revenue Refunding Bonds, Series A	5.000%	07/01/2040	1,750,000	1,861,997
Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds(g)	5.000%	11/15/2052	1,000,000	1,018,473

				34,655,845

Utah (1.23%)
Snyderville Basin Special Recreation District, General Obligation Bonds, Series A	3.000%	12/15/2025	1,260,000	1,228,341
Central Utah Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2033	2,500,000	2,488,998
Wasatch County School District Local Building Authority Revenue Bonds	5.000%	06/01/2034	750,000	812,129
Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2034	1,000,000	1,000,527
Duchesne County School District Revenue Bonds	5.000%	06/01/2036	1,150,000	1,190,606

				6,720,601

Vermont (0.59%)
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2032	175,000	185,923
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2033	190,000	201,538
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2034	255,000	269,929
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2034	410,000	434,003
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2035	265,000	279,274
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2035	435,000	458,431

46	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Vermont (Cont.)
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2036	$910,000	$952,686
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2037	440,000	458,303

				3,240,087

Virginia (0.50%)
County of Stafford, Virginia, General Obligation Bonds	4.000%	07/01/2030	1,205,000	1,205,043
City of Danville, General Obligation Bonds	4.000%	09/01/2039	1,625,000	1,528,393

				2,733,436

Washington (5.96%)
City of Spokane, Washington, General Obligation Bonds	3.000%	12/01/2025	1,295,000	1,258,406
King County School District No 414 Lake Washington, General Obligation Refunding Bonds	3.500%	12/01/2025	1,000,000	994,935
Clark County School District No. 98 Hockinson, General Obligation Bonds	4.000%	12/01/2027	1,090,000	1,093,203
City of Camas, Washington, Water & Sewer Revenue Refunding Bonds	4.000%	12/01/2028	1,050,000	1,054,356
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, Series A	3.250%	12/01/2028	350,000	339,623
Public Utility District No. 1 of Cowlitz County, Washington, Revenue Refunding Bonds	5.000%	09/01/2029	1,000,000	1,002,667
City of Camas, Washington, Water & Sewer Revenue Refunding Bonds	3.125%	12/01/2029	2,000,000	1,898,944
Clark County Public Utility District No. 1 Revenue Refunding Bonds(a)	5.000%	01/01/2030	985,000	987,187
Energy Northwest Revenue Refunding Bonds	5.000%	07/01/2030	5,000,000	5,091,650
Public Utility District No. 1 of Cowlitz County, Washington, Revenue Refunding Bonds	5.000%	09/01/2030	2,100,000	2,105,430
King County School District No 414 Lake Washington, General Obligation Bonds	4.000%	12/01/2033	5,000,000	5,009,789
King County School District No. 405 Bellevue, General Obligation Bonds	3.000%	12/01/2033	5,095,000	4,561,557
Kitsap County School District No. 303 Bainbridge Island, General Obligation Bonds, Series A	4.000%	12/01/2033	840,000	841,929
Clark County Public Utility District No. 1 Revenue Refunding Bonds	5.000%	01/01/2034	1,010,000	1,037,505
City of Shoreline, Washington, General Obligation Refunding Bonds	4.000%	12/01/2034	1,000,000	1,008,504
Kitsap County School District No. 303 Bainbridge Island, General Obligation Bonds, Series A	4.000%	12/01/2034	510,000	511,105
Yakima & Kittitas Counties School District No. 119 Selah, General Obligation Bonds	4.375%	12/01/2034	1,040,000	1,062,397
Lakehaven Water & Sewer District Revenue Bonds	3.000%	10/01/2035	700,000	601,948
Okanogan County Public Utility District No. 1 Revenue Bonds, Series A	4.000%	12/01/2035	500,000	497,128
Seattle Drainage & Wastewater Improvement Revenue Refunding Bonds	4.000%	05/01/2036	1,000,000	957,817
Okanogan County Public Utility District No. 1 Revenue Bonds, Series A	4.000%	12/01/2037	800,000	749,758

				32,665,838

West Virginia (0.07%)
Braxton County Board of Education, General Obligation Refunding Bonds	4.000%	05/01/2026	250,000	250,789
Braxton County Board of Education, General Obligation Refunding Bonds	2.250%	05/01/2026	125,000	117,686

				368,475

Wisconsin (6.44%)
Milwaukee Metropolitan Sewerage District, General Obligation Refunding Bonds, Series C	2.500%	10/01/2024	2,000,000	1,961,144
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(a)	4.000%	04/01/2027	340,000	340,224
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(a)	4.000%	04/01/2028	275,000	275,181
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(a)	4.000%	04/01/2029	400,000	400,263
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2029	1,000,000	1,009,080
Wisconsin-Dells School District, General Obligation Bonds	3.125%	03/01/2030	1,595,000	1,479,391
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2030	2,000,000	2,021,528
City of Fond Du Lac, Wisconsin, General Obligation Refunding Bonds, Series A	2.000%	03/01/2031	895,000	736,626
County of Waupaca, Wisconsin, General Obligation Bonds, Series A	3.250%	03/01/2031	1,160,000	1,079,770
Wisconsin-Dells School District, General Obligation Bonds	3.250%	03/01/2031	1,395,000	1,306,326
Burlington Area School District, General Obligation Bonds	3.125%	04/01/2031	1,000,000	922,821
D. C. Everest Area School District, General Obligation Bonds	3.375%	04/01/2031	3,900,000	3,662,397
Poynette School District, General Obligation Bonds	3.000%	04/01/2031	850,000	768,575
Western Technical College District, General Obligation Bonds, Series C	4.000%	04/01/2031	1,000,000	998,505

See accompanying notes to financial statements.	47

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2023

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Wisconsin (Cont.)
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2031	$300,000	$300,508
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2031	2,200,000	2,223,681
Burlington Area School District, General Obligation Bonds	3.250%	04/01/2032	1,120,000	1,020,013
Hamilton School District, Wisconsin, General Obligation Bonds	3.250%	04/01/2032	3,390,000	3,207,548
Poynette School District, General Obligation Bonds	3.125%	04/01/2032	1,520,000	1,366,952
Western Technical College District, General Obligation Refunding Bonds, Series F	3.000%	04/01/2032	2,240,000	2,039,930
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2032	675,000	675,266
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2034	1,390,000	1,364,114
Sun Prairie Area School District, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2035	1,405,000	1,192,590
Sun Prairie Area School District, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2036	1,535,000	1,280,992
Platteville School District, General Obligation Refunding Bonds	4.000%	03/01/2038	775,000	723,964
Wisconsin Health & Educational Facilities Authority Revenue Refunding Bonds	5.000%	07/01/2038	1,000,000	1,008,045
Two Rivers Public School District, General Obligation Refunding Bonds	4.000%	03/01/2039	1,000,000	921,625
Wisconsin Health & Educational Facilities Authority Revenue Refunding Bonds	5.000%	11/15/2039	1,000,000	1,006,095

				35,293,154

Total Long-term Municipal Bond (cost $548,675,320)				517,475,365

			Shares	Value
Short-term Investments (4.61%)
Northern Institutional Treasury Portfolio (Premier Class), 5.20%(h)			25,271,462	25,271,462

Total Short-term Investments (cost $25,271,462)				25,271,462

TOTAL INVESTMENTS (99.07%) (cost $573,946,782)				542,746,827
OTHER ASSETS, NET OF LIABILITIES (0.93%)				5,096,592

NET ASSETS (100.00%)				$547,843,419

(a)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.
(b)	Rate shown is fixed until mandatory tender date of June 1, 2029.
(c)	Rate shown is fixed until mandatory tender date of December 1, 2030.
(d)	Rate shown is fixed until mandatory tender date of July 1, 2026.
(e)	Rate shown is fixed until mandatory tender date of May 1, 2027.
(f)	Rate shown is fixed until mandatory tender date of May 1, 2029.
(g)	Rate shown is fixed until mandatory tender date of May 15, 2026.
(h)	Rate shown is the 7-day yield as of September 30, 2023.

48	See accompanying notes to financial statements.

(This page intentionally left blank.)

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	State Farm Growth Fund	State Farm Balanced Fund	State Farm Interim Fund	State Farm Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,757,993,245	1,000,445,323	332,910,166	573,946,782

Investments in securities at market value	$6,447,323,467	2,163,231,962	315,558,069	542,746,827
Cash	—	477,028	—	—
Foreign currency (Cost: $0, $18, $0, and $0, respectively)	—	19	—	—
Receivables:
Dividends and interest	5,037,718	5,794,159	2,502,589	5,735,906
Reclaims	285,620	228,283	—	—
Securities sold	741,972	2,360,064	7,071,175	160,183
Shares of the Fund sold	182,398	249,630	639,504	1,147,952
Prepaid expenses	236,054	92,102	32,444	29,248

Total assets	6,453,807,229	2,172,433,247	325,803,781	549,820,116

Liabilities and Net Assets
Distributions to shareholders	—	—	642,278	1,591,050
Payables:
Securities purchased	741,972	7,440,028	10,000,571	—
Shares of the Fund redeemed	1,389,298	356,649	27,710	31,824
Investment advisory fees	547,468	200,340	31,118	50,490
Accounting and Administration fees	2,299,488	904,661	218,125	252,405
Trustees’ fees and expenses	1,808	—	—	—
Regulatory and Compliance fees	73,605	23,747	2,938	5,551
Variation margin on futures contracts	75,600	40,800	—	—
Accrued expenses and other payables	94,966	62,639	44,349	45,377

Total liabilities	5,224,205	9,028,864	10,967,089	1,976,697

Net assets applicable to shares outstanding of common stock	$6,448,583,024	2,163,404,383	314,836,692	547,843,419

Fund shares outstanding (no par value, unlimited number of shares authorized)	62,944,356	26,085,115	33,653,393	70,105,348
Net asset value, offering price and redemption price per share	$102.45	82.94	9.36	7.81

Analysis of Net Assets
Paid-in-capital	$1,750,422,845	983,057,954	344,466,314	591,187,950
Total distributable earnings (loss)	4,698,160,179	1,180,346,429	(29,629,622)	(43,344,531)

Net assets applicable to shares outstanding	$6,448,583,024	2,163,404,383	314,836,692	547,843,419

50	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF OPERATIONS

Year ended September 30, 2023

	State Farm Growth Fund	State Farm Balanced Fund	State Farm Interim Fund	State Farm Municipal Bond Fund
Investment Income:
Dividends	$119,598,896	27,649,147	32,410	1,403,116
Interest	168,467	24,722,369	7,358,557	16,955,535

	119,767,363	52,371,516	7,390,967	18,358,651
Less: foreign withholding taxes	(239,478)	(49,329)	—	—

Total investment income	119,527,885	52,322,187	7,390,967	18,358,651

Expenses:
Investment advisory fees	6,419,110	2,386,982	411,298	641,984
Accounting and Administration fees	2,999,062	1,186,108	289,771	332,287
Trustees’ fees and expenses	102,084	33,776	4,777	8,474
Insurance fees	69,236	24,295	4,389	6,975
Regulatory and Compliance fees	279,670	94,164	14,523	25,007
Registration fees	24,389	24,452	21,494	22,503
Other	194,843	104,383	51,747	54,557

Total expenses	10,088,394	3,854,160	797,999	1,091,787
Less: expense reductions by Adviser	(2,385,389)	(816,185)	(249,606)	(157,992)

Net expenses	7,703,005	3,037,975	548,393	933,795

Net investment income	111,824,880	49,284,212	6,842,574	17,424,856

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(8,651,100)	18,943,353	(8,232,646)	(4,287,871)
Net realized gain (loss) on futures contracts	1,350,575	1,017,560	—	—
Net realized gain (loss) on foreign currency transactions	259	107	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	943,417,092	205,725,707	8,164,675	3,772,585
Change in net unrealized appreciation (depreciation) on futures contracts	2,988,909	250,520	—	—

Net realized and unrealized gain (loss) on investments	939,105,735	225,937,247	(67,971)	(515,286)

Net change in net assets resulting from operations	$1,050,930,615	275,221,459	6,774,603	16,909,570

See accompanying notes to financial statements.	51

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	State Farm Growth Fund
Year ended September 30, 2023 and year ended September 30, 2022	2023	2022
From operations:
Net investment income	$111,824,880	108,219,435
Net realized gain (loss)	(7,300,266)	(17,456,138)
Change in net unrealized appreciation or depreciation	946,406,001	(639,229,389)

Net change in net assets resulting from operations	1,050,930,615	(548,466,092)
Distributions to shareholders from:
Distributable earnings (Net investment income, Net realized gain)	(111,552,599)	(977,372,639)

Total distributions to shareholders	(111,552,599)	(977,372,639)
From Fund share transactions:
Proceeds from shares sold	190,715,078	269,135,832
Reinvestment of distributions	102,728,019	913,433,616
Less payments for shares redeemed	(492,194,611)	(537,745,932)

Net increase (decrease) in net assets from Fund share transactions	(198,751,514)	644,823,516

Total increase (decrease) in net assets	740,626,502	(881,015,215)

Net assets:
Beginning of period	5,707,956,522	6,588,971,737

End of period	$6,448,583,024	5,707,956,522

Share Information
Sold	1,893,455	2,564,044
Issued in reinvestment of distributions	1,025,466	8,649,458
Redeemed	(4,900,431)	(5,105,548)

Net increase (decrease)	(1,981,510)	6,107,954

52	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

State Farm Balanced Fund		State Farm Interim Fund		State Farm Municipal Bond Fund

2023	2022	2023	2022	2023	2022

49,284,212	37,575,119	6,842,574	3,981,455	17,424,856	16,029,369
19,961,020	(3,366,774)	(8,232,646)	(3,877,824)	(4,287,871)	(7,856,828)
205,976,227	(234,842,330)	8,164,675	(29,731,655)	3,772,585	(71,463,953)

275,221,459	(200,633,985)	6,774,603	(29,628,024)	16,909,570	(63,291,412)

(46,060,194)	(214,292,681)	(6,842,453)	(4,203,011)	(17,424,600)	(16,706,754)

(46,060,194)	(214,292,681)	(6,842,453)	(4,203,011)	(17,424,600)	(16,706,754)

85,554,058	119,468,092	33,167,368	82,629,066	20,689,465	41,897,137
43,403,536	203,958,348	6,791,042	4,172,888	13,976,756	13,676,775
(202,578,102)	(260,859,337)	(93,247,882)	(131,751,080)	(66,615,266)	(98,411,611)

(73,620,508)	62,567,103	(53,289,472)	(44,949,126)	(31,949,045)	(42,837,699)

155,540,757	(352,359,563)	(53,357,322)	(78,780,161)	(32,464,075)	(122,835,865)

2,007,863,626	2,360,223,189	368,194,014	446,974,175	580,307,494	703,143,359

2,163,404,383	2,007,863,626	314,836,692	368,194,014	547,843,419	580,307,494

1,037,103	1,394,136	3,514,463	8,398,828	2,549,329	4,908,002
532,309	2,348,663	719,768	426,714	1,728,311	1,619,903
(2,470,945)	(3,042,227)	(9,873,776)	(13,358,520)	(8,205,775)	(11,615,394)

(901,533)	700,572	(5,639,545)	(4,532,978)	(3,928,135)	(5,087,489)

See accompanying notes to financial statements.	53

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Prior to August 23, 2021, each State Farm Fund operated as a series of State Farm Associates’ Funds Trust (each a “Predecessor Fund” and together the “Predecessor Funds”). On August 23, 2021, the Predecessor Funds were reorganized into the Trust, pursuant to an Agreement and Plan of Reorganization approved by the State Farm Associates’ Funds’ Board of Trustees on March 11, 2021 and by the Predecessor Funds’ shareholders on June 17, 2021. Because each Fund is a continuation of its respective Predecessor Fund, the following financial information includes results of each Fund’s respective Predecessor Fund for periods prior to August 23, 2021. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM GROWTH FUND

(For a share outstanding throughout each period)

	Year ended September 30,		10-month period ended September 30, 2021	Year ended November 30,
	2023	2022		2020		2019	2018

Net asset value, beginning of period	$ 87.92	112.02	97.62	89.37		81.06	80.41

Income from Investment Operations
Net investment income(a)	1.75	1.70	1.67	1.99		2.13	1.93
Net gain (loss) on investments (both realized and unrealized)	14.53	(9.06)	15.56	9.22		9.30	1.51

Total from investment operations	16.28	(7.36)	17.23	11.21		11.43	3.44

Less Distributions
Net investment income	(1.75)	(1.83)	(1.97)	(2.11)		(2.09)	(1.90)
Net realized gain	—	(14.91)	(0.86)	(0.85)		(1.03)	(0.89)

Total distributions	(1.75)	(16.74)	(2.83)	(2.96)		(3.12)	(2.79)

Net asset value, end of period	$ 102.45	87.92	112.02	97.62		89.37	81.06

Total Return	18.58%	(8.99)%	17.89%(b)	12.96%		14.91%	4.41%

Ratios/Supplemental Data
Net assets, end of period (millions)	$6,448.6	5,708.0	6,589.0	5,819.8		5,502.5	4,992.6

Average net asset ratios
Expenses, net of waivers and reimbursements	0.12%	0.12%	0.12%(c)	0.12%		0.12%	0.12%
Expenses, gross of waivers and reimburements	0.16%	0.16%	0.13%(c)	0.12%		0.12%	0.12%
Net investment income, net of waivers and reimbursements	1.74%	1.63%	1.81%(c)	2.29%		2.62%	2.42%

Portfolio turnover rate	22%	28%	23%(b),(d),(e)	0	%(f)	1%	0	%(f)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.
(d)	The portfolio turnover rate excludes securities delivered from processing redemptions in-kind.
(e)

The portfolio turnover rate increased due to certain investment activity in connection with the Reorganization of the Fund from the State Farm Associates’ Fund Trust into the Advisers Investment Trust.

(f)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018 and 2020.

54	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM BALANCED FUND

(For a share outstanding throughout each period)

	Year ended September 30,		10-month period ended September 30, 2021	Year ended November 30,
	2023	2022		2020	2019	2018

Net asset value, beginning of period	$ 74.40	89.79	81.66	75.35	68.52	68.84

Income from Investment Operations
Net investment income(a)	1.86	1.39	1.41	1.69	1.81	1.70
Net gain (loss) on investments (both realized and unrealized)	8.43	(8.53)	9.03	6.62	7.30	(0.03)

Total from investment operations	10.29	(7.14)	10.44	8.31	9.11	1.67

Less Distributions
Net investment income	(1.75)	(1.50)	(1.68)	(1.78)	(1.79)	(1.68)
Net realized gain	—	(6.75)	(0.63)	(0.22)	(0.49)	(0.31)

Total distributions	(1.75)	(8.25)	(2.31)	(2.00)	(2.28)	(1.99)

Net asset value, end of period	$ 82.94	74.40	89.79	81.66	75.35	68.52

Total Return	13.87%	(9.20)%	12.95%(b)	11.31%	13.82%	2.49%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,163.4	2,007.9	2,360.2	2,251.1	2,121.8	1,935.4

Average net asset ratios
Expenses, net of waivers and reimbursements	0.14%	0.14%	0.13%(c)	0.14%	0.13%	0.13%
Expenses, gross of waivers and reimburements	0.18%	0.18%	0.14%(c)	0.14%	0.13%	0.13%
Net investment income, net of waivers and reimbursements	2.27%	1.63%	1.90%(c)	2.27%	2.59%	2.50%

Portfolio turnover rate	38%	40%	22%(b),(d),(e)	3%	4%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.
(d)	The portfolio turnover rate excludes securities delivered from processing redemptions in-kind.
(e)

The portfolio turnover rate increased due to certain investment activity in connection with the Reorganization of the Fund from the State Farm Associates’ Fund Trust into the Advisers Investment Trust.

See accompanying notes to financial statements.	55

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM INTERIM FUND

(For a share outstanding throughout each period)

	Year ended September 30,		10-month period ended September 30, 2021	Year ended November 30,
	2023	2022		2020	2019	2018

Net asset value, beginning of period	$9.37	10.20	10.36	10.10	9.76	9.87

Income from Investment Operations
Net investment income	0.19	0.10	0.09	0.14	0.17	0.14
Net gain (loss) on investments (both realized and unrealized)	(0.01)	(0.83)	(0.16)	0.26	0.34	(0.11)

Total from investment operations	0.18	(0.73)	(0.07)	0.40	0.51	0.03

Less Distributions
Net investment income	(0.19)	(0.10)	(0.09)	(0.14)	(0.17)	(0.14)
Net realized gain	—	—	—	—	—	—

Total distributions	(0.19)	(0.10)	(0.09)	(0.14)	(0.17)	(0.14)

Net asset value, end of period	$9.36	9.37	10.20	10.36	10.10	9.76

Total Return	1.92%	(7.17)%	(0.71)%(a)	4.02%	5.26%	0.33%

Ratios/Supplemental Data
Net assets, end of period (millions)	$314.8	368.2	447.0	495.2	350.7	337.9

Average net asset ratios
Expenses, net of waivers and reimbursements	0.16%	0.16%	0.16%(b)	0.16%	0.17%	0.17%
Expenses, gross of waivers and reimburements	0.23%	0.22%	0.18%(b)	0.16%	0.17%	0.17%
Net investment income, net of waivers and reimbursements	2.00%	0.99%	1.02%(b)	1.38%	1.71%	1.45%

Portfolio turnover rate	39%	45%	36%(a)	20%	20%	16%

(a)	Not annualized for periods that are less than a full year.
(b)	Determined on an annualized basis.

56	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended September 30,		10-month period ended September 30, 2021	Year ended November 30,
	2023	2022		2020	2019	2018

Net asset value, beginning of period	$7.84	8.89	9.04	8.80	8.44	8.61

Income from Investment Operations
Net investment income	0.24	0.21	0.18	0.23	0.24	0.25
Net gain (loss) on investments (both realized and unrealized)	(0.03)	(1.04)	(0.14)	0.24	0.36	(0.17)

Total from investment operations	0.21	(0.83)	0.04	0.47	0.60	0.08

Less Distributions
Net investment income	(0.24)	(0.21)	(0.18)	(0.23)	(0.24)	(0.25)
Net realized gain(a)	—	(0.01)	(0.01)	—	—	—

Total distributions	(0.24)	(0.22)	(0.19)	(0.23)	(0.24)	(0.25)

Net asset value, end of period	$7.81	7.84	8.89	9.04	8.80	8.44

Total Return	2.64%	(9.51)%	0.37%(b)	5.40%	7.19%	0.99%

Ratios/Supplemental Data
Net assets, end of period (millions)	$547.8	580.3	703.1	741.0	710.9	675.4

Average net asset ratios
Expenses, net of waivers and reimbursements	0.16%	0.16%	0.17%(c)	0.16%	0.16%	0.16%
Expenses, gross of waivers and reimburements	0.19%	0.18%	0.18%(c)	0.16%	0.16%	0.16%
Net investment income, net of waivers and reimbursements	2.99%	2.47%	2.34%(c)	2.53%	2.74%	2.93%

Portfolio turnover rate	16%	31%	11%(b)	10%	14%	12%

(a)	Net realized gain distributions represent less than $0.01 per share for the years ended November 30, 2020, 2019 and 2018.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.

See accompanying notes to financial statements.	57

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Advisers Investment Trust (the “Trust” or “AIT”) is a Delaware statutory trust operating under a Fifth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 9, 2023. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “State Farm Funds”) are each a diversified fund and are each a series of the Trust which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements and notes only relate to the State Farm Funds.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Prior to August 23, 2021, each State Farm Fund operated as a series of State Farm Associates’ Funds Trust (each a “Predecessor Fund” and together the “Predecessor Funds”). On August 23, 2021, the Predecessor Funds were reorganized into the Trust, pursuant to an Agreement and Plan of Reorganization approved by the State Farm Associates’ Funds’ Board of Trustees on March 11, 2021 and by the Predecessor Funds’ shareholders on June 17, 2021 (each a “Reorganization” and collectively, the “Reorganizations”).

At the time of the Reorganizations, each Predecessor Fund transferred all of its assets to its corresponding State Farm Fund in exchange for shares of the corresponding State Farm Fund and the assumption of all of the liabilities of the Predecessor Fund by the corresponding State Farm Fund. Upon closing of the Reorganizations, holders of a Predecessor Fund’s shares received shares of the corresponding State Farm Fund’s shares. The Reorganizations were tax-free for U.S federal income tax purposes.

Prior to the Reorganizations, the State Farm Funds had no net assets or operations in the Trust, and therefore, activity shown in the Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations and changes in net assets of each Predecessor Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding Fund for accounting and tax purposes.

As part of each Reorganization, the Board approved a September 30 fiscal year end for each State Farm Fund. Prior to each Reorganization, each Predecessor Fund had a November 30 fiscal year end.

1. Investment Objective

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital, which may be supplemented by income. For information on the specific strategies of the Growth Fund, please refer to the Fund’s Prospectus.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital while providing some current income. For information on the specific strategies of the Balanced Fund, please refer to the Fund’s Prospectus.

The State Farm Interim Fund (the “Interim Fund”) seeks to provide investment results approximating the performance of the Bloomberg 1-5 Year U.S. Treasury Index. For information on the specific strategies of the Interim Fund, please refer to the Fund’s Prospectus.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high rate of income exempt from federal income taxes as is consistent with prudent investment management. For information on the specific strategies of the Municipal Bond Fund, please refer to the Fund’s Prospectus.

2. Significant Accounting Policies

Investment Valuation

All investments are recorded at their fair value. For more information see Note 3 Investment Valuation.

When-Issued Securities

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet

58

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

those commitments. It is possible that the securities will never be issued and the commitment cancelled. At September 30, 2023, the Municipal Bond Fund had no commitments for when-issued securities.

Futures Contracts

Certain Funds invest in stock index futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes), to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends, or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gain (loss) on futures contracts, and any unrealized gains or losses on open futures contracts in Change in net unrealized appreciation (depreciation) on futures contracts.

Further information on the impact of these positions on the Funds’ financial statements can be found in Note 7.

Currency Transactions

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations.

Investment Transactions and Income

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Expense Allocations

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis, based on relative net assets, or another reasonable basis.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Growth Fund and Balanced Fund declare and pay dividends, and capital gain distributions, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily and pay them monthly on the last business day of the month. Shares of the Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. The Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, at least annually.

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

Federal Income Tax Information

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

59

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ Federal tax returns for the tax years ended November 30, 2020 and September 30, 2021, 2022 and 2023, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3. Investment Valuation

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

The Trustees have designated State Farm Investment Management Corp., as investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price). In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

60

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

The following is a summary of the valuation inputs used as of September 30, 2023 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1	Level 2	Level 3	Total
State Farm Growth Fund
Investments in Securities:
Common Stocks (a)	$6,390,381,390	$—	$—	$6,390,381,390
U.S. Treasury Obligations	—	1,429,946	—	1,429,946
Short-term Investments	55,512,131	—	—	55,512,131

Total Investments in Securities	6,445,893,521	1,429,946	—	6,447,323,467

Other Financial Instruments
Liabilities:
Futures Contracts	(1,156,499)	—	—	(1,156,499)

State Farm Balanced Fund
Investments in Securities:
Common Stocks (a)	1,501,107,160	—	—	1,501,107,160
Corporate Bonds (a)	—	193,024,891	—	193,024,891
Foreign Government Bonds	—	30,554,509	—	30,554,509
Agency Securities	—	12,775,450	—	12,775,450
Long-term Municipal Bonds	—	721,830	—	721,830
U.S. Treasury Obligations	—	395,341,567	—	395,341,567
Short-term Investments	29,706,555	—	—	29,706,555

Total Investments in Securities	1,530,813,715	632,418,247	—	2,163,231,962

Other Financial Instruments
Liabilities:
Futures Contracts	(638,622)	—	—	(638,622)

State Farm Interim Fund
Investments in Securities:
U.S. Treasury Obligations	—	312,566,094	—	312,566,094
Short-term Investments	2,991,975	—	—	2,991,975

Total Investments in Securities	2,991,975	312,566,094	—	315,558,069

State Farm Municipal Bond Fund
Investments in Securities:
Long-term Municipal Bonds	—	517,475,365	—	517,475,365
Short-term Investments	25,271,462	—	—	25,271,462

Total Investments in Securities	25,271,462	517,475,365	—	542,746,827

  (a) Industry classification is disclosed in the Schedules of Investments.

As of September 30, 2023, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2023.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

4. Federal Income Tax

As of September 30, 2023, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
State Farm Growth Fund	$1,756,837,001	$4,712,938,203	$(23,608,237)	$4,689,329,966
State Farm Balanced Fund	999,807,400	1,174,992,843	(12,206,903)	1,162,785,940
State Farm Interim Fund	332,912,616	—	(17,354,547)	(17,354,547)
State Farm Municipal Bond Fund	573,946,783	104,270	(31,304,226)	(31,199,956)

As of the latest tax period ended September 30, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after September 30, 2023, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2023	Short-term	Long-term	Total
State Farm Growth Fund	$—	$24,268,163	$ —	$24,268,163
State Farm Interim Fund	—	2,675,178	9,600,008	12,275,186
State Farm Municipal Bond Fund	—	7,124,051	5,020,648	12,144,699

As of the latest tax period ended September 30, 2023, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
State Farm Growth Fund	$ —	$33,115,240	$ —	$4,689,313,102	$(24,268,163)	$4,698,160,179
State Farm Balanced Fund	—	14,654,870	2,913,803	1,162,777,756	—	1,180,346,429
State Farm Interim Fund	—	642,389	—	(17,354,547)	(12,917,464)	(29,629,622)
State Farm Municipal Bond Fund	1,591,176	—	—	(31,199,956)	(13,735,751)	(43,344,531)

The tax character of distributions was designated as follows for the latest tax periods ended September 30, 2023 and September 30, 2022:

2023	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$111,552,599	$—	$111,552,599
State Farm Balanced Fund	—	46,037,202	22,992	46,060,194
State Farm Interim Fund	—	6,202,900	—	6,202,900
State Farm Municipal Bond Fund	14,719,378	1,377,496	—	16,096,874

2022	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$112,654,247	$864,718,392	$977,372,639
State Farm Balanced Fund	—	42,657,973	171,634,708	214,292,681
State Farm Interim Fund	—	3,981,466	221,545	4,203,011
State Farm Municipal Bond Fund	15,860,525	197,664	648,565	16,706,754

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

5. Fees and Transactions with Affiliates and Other Parties

Investment Adviser

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with State Farm Investment Management Corp. (the “Adviser” or “State Farm”), which is registered under the Investment Advisers Act of 1940, (as amended), to provide investment advisory services to the Funds, including oversight of Northern Trust Investments, Inc. (the “Sub-Adviser” or “NTI”). Total fees incurred pursuant to the Advisory Agreement are reflected as “Investment advisory” fees on the Statements of Operations. Under the terms of the Advisory Agreement, the Funds pay the Adviser a monthly fee based on each Fund’s daily net assets at the following annualized rates:

Fund	Management Fee (as percentage of average daily net assets)
State Farm Growth Fund	0.10%
State Farm Balanced Fund	0.11%
State Farm Interim Fund	0.12%
State Farm Municipal Bond Fund	0.11%

The Advisory Agreement continues for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

Expense Limitation Agreement

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the total annual operating expenses of each Fund (excluding brokerage costs, interest, taxes, dividends and other expenses in connection with the short sale of securities, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses as determined under generally accepted principles) to amounts specified in the table below:

Fund	Expense Limitation
State Farm Growth Fund	0.12%
State Farm Balanced Fund	0.14%
State Farm Interim Fund	0.16%
State Farm Municipal Bond Fund	0.16%

The expense limitation agreement is effective until January 28, 2025 for the Funds at which time it will be subject to automatic renewal upon the effective date of the Funds’ registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends and other expenses in connection with the short sale of securities, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the lesser of the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Advisory Agreement.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

The balances of recoverable expenses to State Farm by the Funds at September 30, 2023 were as follows:

	Expiring
Fund	2024	2025	2026
State Farm Growth Fund	$267,169	$2,447,711	$2,385,389
State Farm Balanced Fund	99,813	837,229	816,185
State Farm Interim Fund	41,335	241,310	249,606
State Farm Municipal Bond Fund	28,333	127,994	157,992

Investment Sub-Adviser

NTI serves as the Sub-Adviser to the Funds. For its services to the Funds, NTI does not directly receive a fee from the Funds. NTI receives a fee from the Adviser which is computed and accrued daily and paid monthly as follows:

Management Fee
Fund	(as percentage of average daily net assets)
State Farm Growth Fund	0.085%
State Farm Balanced Fund	0.080%
State Farm Interim Fund	0.075%
State Farm Municipal Bond Fund	0.080%

The Sub-Adviser is responsible for the day-to-day investment management of the Funds’ assets, including making investment decisions and placing orders for the purchase and sale of securities for the Funds directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. The investment advisory services of the Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to render investment advisory services to others. The Sub-Adviser also furnishes to the Adviser and to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the Funds.

Distribution Agreement

Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining each Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

Custody, Transfer Agency, and Fund Administration and Accounting Services Agreements with the Northern Trust Company

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian, and fund accounting agent for the Funds pursuant to written agreements between the Trust, on behalf of the Funds, and Northern Trust. The Funds have agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on each Fund’s daily net assets, subject to a minimum annual fee relating to these services, and reimburse for certain expenses incurred on behalf of the Funds as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statements of Operations.

Services Agreement with Foreside Fund Officer Services, LLC

Foreside Fund Officer Services, LLC (“Foreside”, d/b/a ACA Group) provides compliance and financial control services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds, including providing certain officers to the Funds. The Funds pay Foreside an annual base fee, a basis-point fee based on each Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to this agreement are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Trustee Compensation

Officers of the Trust receive no compensation directly from the Funds for serving in their respective roles. The Trust has no retirement or pension plans. Through March 31, 2023, the Trust paid an annual retainer of $125,000 and reimbursement for certain expenses to each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Effective April 1, 2023, the Trust pays an annual retainer of $132,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2023, the aggregate Independent Trustee compensation paid by the Trust was

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

$416,750. The amount of total Trustee compensation and reimbursement of out-of pocket expenses allocated from the Trust to the Funds are reflected as “Trustees’ fees and expenses” on the Statements of Operations.

6. Investment Transactions

For the year ended September 30, 2023, investment transactions (exclusive of futures contracts and short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
State Farm Growth Fund	$1,417,465,721	$1,598,062,911	$—	$—
State Farm Balanced Fund	440,110,854	532,599,730	369,873,914	354,981,177
State Farm Interim Fund	—	—	132,125,590	184,595,873
State Farm Municipal Bond Fund	88,160,054	119,294,961	—	—

7. Derivative Instruments

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of September 30, 2023:

		Assets		Liabilities
Fund	Contract Type	Statements of Assets Location	Value	Statements of Liabilities Location	Value
State Farm Growth Fund	Equity risk	Net Assets - Net unrealized appreciation	$—	Net Assets - Net unrealized depreciation	$(1,156,499	)*
State Farm Balanced Fund	Equity risk	Net Assets - Net unrealized appreciation	—	Net Assets - Net unrealized depreciation	(638,622	)*

*Includes cumulative appreciation/depreciation on future contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is separately reported within the Statements of Assets and Liabilities.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended September 30, 2023:

		Amount of Realized Gain (Loss) on Derivative Contracts
Fund	Contract Type	Statements of Operations Location	Value
State Farm Growth Fund	Equity risk	Net realized gain (loss) on futures contracts	$1,350,575
State Farm Balanced Fund	Equity risk	Net realized gain (loss) on futures contracts	1,017,560

		Change in Unrealized Appreciation (Depreciation) on Derivative Contracts
Fund	Contract Type	Statements of Operations Location	Value
State Farm Growth Fund	Equity risk	Change in net unrealized appreciation (depreciation) on futures contracts	$2,988,909
State Farm Balanced Fund	Equity risk	Change in net unrealized appreciation (depreciation) on futures contracts	250,520

Volume of derivative activity for the fiscal year ended September 30, 2023:*

	Equity Contracts
Fund	Number of Trades	Average Notional Amount
State Farm Growth Fund	21	$14,989,537
State Farm Balanced Fund	23	5,570,203

*Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures equity contracts.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

8. Principal Investment Risks

Investing in a Fund may involve certain risks including, but not limited to, those described below. Please refer to the Funds’ prospectus and statement of additional information for more information on risks associated with investing in the Funds.

Management Risk

The assessment by the Sub-Adviser of the securities to be purchased or sold by the Funds may prove incorrect, resulting in losses or poor performance, even in a rising market. This may be as a result of the factors used by the Sub-Adviser in building a multifactor quantitative model. Whenever a model is used, there is also a risk that the model will not work as planned. In addition, there may be periods when quality investing is out of favor and during which time the Funds’ performance may suffer.

Market Risk

The risk that the value of the Funds’ investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Political events, including armed conflict, tariffs and economic sanctions also contribute to market volatility. Securities in the Funds’ portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, climate change and climate-related events, terrorism, regulatory events and governmental or quasi-governmental actions.

Tracking Risk

The Sub-Adviser invests in fixed income securities to try to duplicate the investment composition and performance of a Fund’s respective index. There is a risk that a Fund’s performance may vary substantially from the performance of its respective index as a result of share purchases and redemptions, transaction costs, expenses and other factors.

Liquidity Risk

The Sub-Adviser may have difficulty selling securities the Funds hold at the time it would like to sell, and at the value the Funds have placed on those securities.

High Yield Risk

High yield securities and unrated securities of similar credit quality (securities rated below investment grade, commonly known as “junk bonds”) are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Long-term Ownership Strategy Risk

The Funds’ investment approach generally emphasizes buying and holding securities over long periods. As such, the Funds could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Funds to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover.

Tax Risk

The Funds’ long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Funds have accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. Should the Sub-Adviser sell any appreciated assets in the Funds, shareholders generally will receive their proportional share of the resulting realized capital gains regardless of how long they owned such shares. As a result, unless you are purchasing shares of the Funds through a tax-advantaged account (such as an IRA), buying shares at a time when the Funds have unrealized gains might eventually cost you money in taxes.

Large Cap Risk

The risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Generally, the smaller the company size, the greater the risk.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

Interest Rate Risk

The risk that during periods of rising interest rates, the Funds’ yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Funds’ yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities.

Prepayment (or Call) Risk

The risk that an issuer could exercise its right to pay principal on an obligation held by the Funds (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Funds’ net asset value.

U.S. Government Securities Risk

The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Funds are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States.

Municipal Securities Risks

The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of issuers of municipal securities. In recent years an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. The Funds may be more sensitive to adverse economic, business, political or public health developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. For example, the adverse events mentioned above can significantly stress the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations and could adversely impact the value of its bonds, which in turn could negatively impact the performance of the Funds. The secondary market for municipal obligations also tends to be less well developed and less liquid than many other securities markets, which may limit the Funds’ ability to sell its municipal obligations at attractive prices.

Credit (or Default) Risk

The risk that the inability or unwillingness of an issuer or a counterparty to meet its principal or interest payments or other financial obligations will adversely affect the value of the Funds’ investments and their returns. The credit quality of a debt security or of the issuer of a debt security held by the Funds could deteriorate rapidly, which may impair the Funds’ liquidity or cause a deterioration in the Funds’ net asset value.

Debt Extension Risk

The risk that an issuer will exercise its right to pay principal on an obligation held by the Funds later than expected. Under these circumstances, the value of the obligation will decrease.

Inflation Risk

The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Income Risk

The risk that the income from the bonds the Funds holds will decline. This risk applies when the Funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Valuation Risk

The risk that the sale price the Funds could receive for a portfolio security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Funds’ investments involves subjective judgment. The Funds’ ability to value their investments may be impacted by technological issues and/or errors by pricing services

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023

or other third-party service providers. In addition, the value of the securities in the Funds’ portfolios may change on days when shareholders will not be able to purchase or sell the Funds’ shares.

Stock Index Futures Risk

The risk arising from the Funds’ use of futures and includes: the risk that there will be imperfect correlation between the change in market value of the Funds’ securities and the price of futures contracts; the possible inability of the Funds to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Funds’ investment sub-adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Geographic and Sector Risk

The risk that if a Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such geographic region or economic sector.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund (four of the funds constituting Advisers Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

November 17, 2023

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FEDERAL INCOME TAX INFORMATION

September 30, 2023 (Unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended September 30, 2023.

		Total Distributions
	Total Qualified	Qualifying for the
Fund	Dividend Income Distributed	Dividends-Received Deduction
State Farm Growth Fund	$111,552,599	$105,909,722
State Farm Balanced Fund	26,620,610	25,101,873
State Farm Interim Fund	—	—
State Farm Municipal Bond Fund	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

DISTRIBUTION INFORMATION

For purposes of Section 19 of the 1940 Act, the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. The State Farm Balanced Fund did not issue a Section 19(a) notice because at the time the Fund did not believe that such a notice was necessary. Pursuant to Rule 19a-1(e) under the 1940 Act, the information in the table below includes the sources of the State Farm Balanced Fund’s distributions paid on record date June 22, 2023. Please note that the information in the table below is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes.

The Fund’s distributions were paid from:

	Record Date	Ordinary Income	Long-term Capital Gains
State Farm Balanced Fund	June 22, 2023	.883067	.000880

70

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

PORTFOLIO SUMMARY

September 30, 2023 (Unaudited)

State Farm Growth Fund

Fund Composition*

*	Illustrated by Sector and based on total net assets as of September 30, 2023. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.

State Farm Balanced Fund

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of September 30, 2023. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

PORTFOLIO SUMMARY (continued)

September 30, 2023 (Unaudited)

State Farm Interim Fund

Fund Composition*

*	Illustrated by Maturity and based on total net assets as of September 30, 2023. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Includes a 0.23% allocation for net other assets/liabilities.

State Farm Municipal Bond Fund

Fund Composition*

*	Illustrated by Maturity and based on total net assets as of September 30, 2023. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Includes a 0.93% allocation for net other assets/liabilities

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

EXPENSE EXAMPLES

September 30, 2023 (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2023 and held for the entire period through September 30, 2023.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Annualized Expense
			Ratio Based	Expenses Paid
	Beginning	Ending	on the Period	During Period
	Account Value	Account Value	April 01, 2023 to	April 01, 2023 to
	April 01, 2023	September 30, 2023	September 30, 2023	September 30, 2023*

State Farm Growth Fund

Actual	$1,000.00	$1,039.30	0.12%	$0.61

Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61

State Farm Balanced Fund

Actual	$1,000.00	$1,026.10	0.14%	$0.71

Hypothetical (5% return before expenses)	$1,000.00	$1,024.37	0.14%	$0.71

State Farm Interim Fund

Actual	$1,000.00	$ 992.20	0.16%	$0.80

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

State Farm Municipal Bond Fund

Actual	$1,000.00	$ 963.70	0.16%	$0.79

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

*

Expenses are calculated using the applicable Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MANAGEMENT INFORMATION

September 30, 2023 (Unaudited)

Trustees & Officers

The following table provides information regarding each Independent Trustee.

				Number of	Other
				Portfolios	Directorships
				in	Held by
	Position(s)	Term of Office/		the Trust	Trustee
Name, Address, and	Held with	Length of	Principal Occupation(s) During	Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years

Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	9	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	9	Diamond Hill Funds (retired 2022)

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July, 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	9	None

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MANAGEMENT INFORMATION (continued)

September 30, 2023 (Unaudited)

The following table provides information regarding each officer of the Trust.

				Number of	Other
				Portfolios	Directorships
				in	Held by
	Position(s)	Term of Office/		the Trust	Trustee
Name, Address and	Held with	Length of	Principal Occupation(s) During	Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/August 2017 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018.

				N/A	N/A

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

Kara M. Schneider Year of Birth: 1973	Secretary	Indefinite/March 2023 to present

Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023

				N/A	N/A

Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present

Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to May 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.

				N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021	N/A	N/A

Stefania C. Suciu Year of Birth: 1979	Assistant Secretary	Indefinite/March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2015 to present.	N/A	N/A

1The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Schneider, and Suciu is 333 S. Wabash Avenue, Chicago, IL 60604.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-342-2418 or 312-557-7940.

STATE FARM FUNDS

(Series of the Advisers Investment Trust)

NOTICE OF PRIVACY POLICY & PRACTICES

SAFEGUARDING PRIVACY

The Funds recognizes and respects the privacy concerns and expectations of our customers1. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
●	Account History, including information about the transactions and balances in a customer’s account(s); and
●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Funds may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Funds also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

1 For purposes of this notice, the term “customer” or “customers” include individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

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Investment Adviser

State Farm Investment Management Corp.

One State Farm Plaza, B-2

Bloomington, IL 61710

Investment Sub-Adviser

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Independent Registered Public

Accounting Firm

PricewaterhouseCoopersLLP

One North Wacker

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

800-447-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812

SF 9/23

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ANNUAL REPORT

September 30, 2023

This report is submitted for the general information of the shareholders of the Vontobel U.S. Equity Institutional Fund (the “Fund”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

September 30, 2023

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Vontobel U.S. Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on March 27, 2018 to September 30, 2023

Average Annual Total Returns as of September 30, 2023

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *

Vontobel U.S. Equity Institutional Fund – Class I	26.15%	10.25%	11.45%	2.74%	0.65%

S&P 500 Index	21.62%	9.92%	11.33%	-	-

Data as of September 30, 2023. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund commenced operations on March 27, 2018.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2023. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2024.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Standard and Poor’s (“S&P”) 500 Index which is an unmanaged index consisting of securities listed on exchanges in the United States of America. The index is calculated on a total return basis with dividends reinvested, but does not reflect fees, brokerage commissions, or other investment expenses, and is expressed in U.S. Dollars. The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

1

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Portfolio Commentary

For the 12 months ended September 30, 2023, the Vontobel U.S. Equity Institutional Fund delivered a net return of 26.15%, outperforming the S&P 500 benchmark return of 21.62%. Positive stock selection in financials was the largest contributor to relative performance side, followed positive stock selection combined with an underweight to consumer discretionary. However, lack of exposure to the energy sector was the largest detractor to relative returns, followed by negative stock selection in industrials.

Leading contributors to Fund absolute performance during the period were Adobe Systems Inc., Microsoft Corp., and Comcast Corp.

Adobe Systems Inc.

The company saw price recovery after seeing pressure around the narrative of negative AI implications. The company has been releasing AI features and demonstrating its capabilities that highlight how Adobe will remain an important part of the creative users’ toolkit. In a subsequent earnings update reported in June, the company reported good results which were above expectations. While valuations remain top of mind given the macro environment, Adobe remains a high-quality name with durable growth expected going forward and various positive catalysts including their AI offerings and subsequent user growth. Adobe is a leading software solutions provider in the content creation and digital marketing space. Adobe’s advantage comes from a comprehensive offering of services (e.g., well-established and well-known like Photoshop) that companies, individuals or anyone engaged in creating digital content, can easily access. In our opinion, its broad offering in the content creation business is unrivaled and is a nice complement to the digital marketing space where Adobe allows users to tailor marketing campaigns across all channels. As a key player in the fast-growing digital content and digital marketing space, we believe Adobe continues to deliver high and reliable growth with a highly recurring revenue base.

Microsoft Corp. (MSFT)

Microsoft’s stock performance has been aided by optimism over the potential of generative AI, where the company has established itself as a leader with its partnership with OpenAI. We expect Microsoft’s leadership in providing AI models to further bolster the competitive position of its Azure public cloud. In addition, the company’s broad portfolio of applications have opportunities to further monetize through the introduction of AI “Copilots”. The ability to offer AI capabilities at different levels of the overall technology stack should further strengthen the company’s already strong relationships with business enterprises. The stock has also benefited from the broader rally in mega cap technology stocks. Once defined by its reliance on a PC-centric world, Microsoft has successfully transformed into more of a cloud first company. The company has built Azure into a leading public cloud provider, with natural strengths in hybrid cloud and ability to sell to enterprises. In addition, the shift to cloud computing is driving growth in its traditional franchises, as the company is shifting to more of a SaaS (software as a service) model. Under CEO Satya Nadella, we believe MSFT has become a much more open technology company that is now able to go after larger, addressable markets. In our view, MSFT offers an attractive combination of durable franchises and strong earnings growth.

Comcast Corp. (CMCSA)

Comcast cited better broadband margins and overall media results (Universal theme parks stronger) along with containing costs on loss making streaming business Peacock. Comcast Corp. is a Philadelphia-based cable TV conglomerate operating with two main divisions: Xfinity brand for cable/internet/phone service and NBCUniversal for TV/movie/theme park content and production. The cable company also owns the Philadelphia Flyers NHL team and arena. CMCSA has proven to be a strong compounder on its record of earnings (double-digit) and returns, and we believe the company has a superior business/network mix. Management has a solid track record in cable and shareholder value creation. CMCSA also has the optional scope to drive further national consolidation of industry and new areas of growth (home security, commercial apps, Internet of Things).

Leading detractors from Fund absolute performance were Keysight Technologies, Estée Lauder Companies, and RB Global.

2

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2023 (Unaudited)

Keysight Technologies

The company saw weak results after the outperformance seen during the pandemic impacted period. A combination of demand normalization and negative impact from China contributed to the pull back. Their execution during this weakness seems good, and the secular drivers still seem exciting, and in our view Keysight is still positioned well for the long term. Keysight Technologies is a leading provider in the testing and measurement of signals, with the broadest and highest quality solutions. Their capabilities require continued research and are difficult to replicate. We believe testing and measurement to be generally stable as it’s a mission critical and low-cost aspect of customers’ businesses. This stability is supported by a diversified customer base and the exposure to the entire life cycle of electronics. While the near-term growth is supported by the gaining traction in 5G, the proliferation of electronic devices and the usage of data should support robust growth for Keysight’s business for the long term. In addition, as software has become a bigger component of the network and electronics, Keysight is seeing margin expansion and higher recurring revenue.

Estée Lauder Companies

Estée has been very adversely impacted by the slowdown in the Chinese economy on the mainland. In addition, with fewer Chinese travelling, Estée’s travel retail business has also been hurt. A final problem has been excess inventory in the retail channel. After COVID-19, retailers assumed there would be a big bounce in the Chinese economy and stocked up inventories. The rebound in the economy has been subpar so it will take some time for these excess inventories to be worked off. Estée Lauder Cos., Inc. manufactures and markets skin care, makeup, fragrance and hair care products. Estée Lauder sell products under the brands Estée Lauder, Aramis, Clinique, Prescriptives, Lab Series, Origins, Bobbi Brown, Tommy Hilfiger, Kiton, La Mer, Donna Karan, Aveda, Jo Malone, Bumble and Bumble, Darphin, Michael Kors, American Beauty, Flirt!, GoodSkin Labs, Grassroots Research Labs, Sean John, Missoni, Tom Ford, Coach, Ojon, Smashbox and Ermenegildo Zegna. The company was founded by Estée Lauder and Joseph Lauder in 1946 and is headquartered in New York, NY.

RB Global

There was a negative reaction to the IAA acquisition announced by the company late last year. That and the subsequent management change created some headwinds around the stock price, but RB Global has continued to deliver good results. We feel the company will continue to execute on its integration and is well positioned in both is legacy business as well as the new auto salvage business. The company provides a market for selling & buying equipment through auctions and other channels. It is the dominant player in fragmented market and benefits from a scaling effect through its auction model with operational leverage as its gross auction proceeds grow. Revenue is mostly through commissions with extra revenue from auction fees and services provided at the auction (administrative, financing, inspections, etc.). It is a capital light business, generates good cash flow with double digit returns. The recent acquisition of IAA adds an opportunity in the auto salvage market, where IAA is in a duopolistic position, in a similar 2 sided network model.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Investing involves risk, including the possible loss of principal. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

3

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.7%
Communication Services	8.9%
Alphabet, Inc. - Class A(a)		3,260	$426,604
Alphabet, Inc. - Class C(a)		8,698	1,146,831
Comcast Corp. - Class A		24,731	1,096,572

			2,670,007

Consumer Discretionary	7.0%
Amazon.com, Inc.(a)		8,782	1,116,368
Booking Holdings, Inc.(a)		118	363,906
Floor & Decor Holdings, Inc. - Class A(a)		1,153	104,347
Home Depot (The), Inc.		932	281,613
NIKE, Inc. - Class B		2,423	231,687

			2,097,921

Consumer Staples	18.6%
Casey’s General Stores, Inc.		3,867	1,049,968
Coca-Cola (The) Co.		21,413	1,198,700
Hershey (The) Co.		2,571	514,406
Mondelez International, Inc. - Class A		18,386	1,275,988
PepsiCo, Inc.		4,998	846,861
Walmart, Inc.		4,292	686,419

			5,572,342

Financials	20.4%
Berkshire Hathaway, Inc. - Class B(a)		2,541	890,112
CME Group, Inc.		6,824	1,366,301
Intercontinental Exchange, Inc.		11,176	1,229,584
Mastercard, Inc. - Class A		3,085	1,221,383
Progressive (The) Corp.		3,957	551,210
Visa, Inc. - Class A		3,601	828,266

			6,086,856

Health Care	18.7%
Abbott Laboratories		9,543	924,240
Becton Dickinson and Co.		3,479	899,426
Boston Scientific Corp.(a)		16,109	850,555
Humana, Inc.		1,485	722,482
Intuitive Surgical, Inc.(a)		260	75,995
Thermo Fisher Scientific, Inc.		1,829	925,785
UnitedHealth Group, Inc.		2,394	1,207,031

			5,605,514

Industrials	4.3%
Copart, Inc.(a)		2,118	91,265
Graco, Inc.		3,733	272,061
RB Global, Inc.		14,518	907,375

			1,270,701

Information Technology	18.1%
Adobe, Inc.(a)		2,279	1,162,062

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2023

	Percentage of Net Assets	Shares	Value
Amphenol Corp. - Class A		5,410	$454,386
Intuit, Inc.		1,687	861,956
Keysight Technologies, Inc.(a)		1,167	154,406
KLA Corp.		603	276,572
Microsoft Corp.		5,185	1,637,163
ServiceNow, Inc.(a)		927	518,156
Synopsys, Inc.(a)		729	334,589

			5,399,290

Materials	2.7%
Sherwin-Williams (The) Co.		1,117	284,891
Vulcan Materials Co.		2,647	534,747

			819,638

TOTAL COMMON STOCKS (Cost $23,427,709)			29,522,269

SHORT-TERM INVESTMENTS	2.8%
Northern Institutional U.S. Government Select Portfolio – Shares Class, 5.22%(b)		839,085	839,085

TOTAL SHORT-TERM INVESTMENTS (Cost $839,085)			839,085

TOTAL INVESTMENTS (Cost $24,266,794)	101.5%		30,361,354
NET OTHER ASSETS (LIABILITIES)	(1.5%)		(449,350)

NET ASSETS	100.0%		$29,912,004

(a)Non-income producing security.

(b)7-day current yield as of September 30, 2023 is disclosed.

At September 30, 2023, the Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	95.7%
Canada	3.0
Total	98.7%

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2023

Vontobel U.S. Equity Institutional Fund
Assets:
Investments, at value (Cost:$24,266,794)	$30,361,354
Receivable for dividends	23,313
Reclaims receivable	2,527
Receivable from investment adviser	27,603
Prepaid expenses	11,678

Total Assets	30,426,475

Liabilities:
Securities purchased payable	271,683
Accounting and Administration fees payable	151,445
Regulatory and Compliance fees payable	37,808
Trustee fees payable	596
Accrued expenses and other payables	52,939

Total Liabilities	514,471

Net Assets	$29,912,004

Class I Shares:
Net assets	$29,912,004
Shares of common stock outstanding	2,006,809

Net asset value per share	$14.91

Net Assets:
Paid in capital	$23,682,096
Distributable earnings (loss)	6,229,908

Net Assets	$29,912,004

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2023

Vontobel U.S. Equity Institutional Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $5,472)	$308,060
Operating expenses:
Investment advisory	116,726
Accounting and Administration	161,000
Regulatory and Compliance	149,911
Audit fees	34,930
Trustees	70,970
Legal	52,663
Other	53,570

Total expenses before reductions	639,770
Expenses reduced by Adviser	(488,025)

Net expenses	151,745

Net investment income	156,315

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	214,843
Net realized losses from foreign currency transactions	(2)
Change in unrealized appreciation (depreciation) on investments	4,499,907
Change in unrealized appreciation (depreciation) on foreign currency	10

Net realized and unrealized gains from investment activities	4,714,758

Change in Net Assets Resulting from Operations	$4,871,073

See Notes to Financial Statements.

7

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2023 and 2022

	Vontobel U.S. Equity Institutional Fund
	2023	2022
Increase (decrease) in net assets:
Operations:
Net investment income	$156,315	$117,348
Net realized gains (losses) from investment and foreign currency transactions	214,841	1,045,059
Change in unrealized appreciation (depreciation) on investments and foreign currency	4,499,917	(4,711,952)

Change in net assets resulting from operations	4,871,073	(3,549,545)

Dividends paid to shareholders:
From distributable earnings	(982,719)	(2,462,623)

Total dividends paid to shareholders	(982,719)	(2,462,623)

Capital Transactions (Class I Shares):
Proceeds from sale of shares	7,698,838	1,562,920
Value of shares issued to shareholders in reinvestment of dividends	292,582	643,635
Value of shares redeemed	(1,314,528)	(850,379)

Change in net assets from capital transactions	6,676,892	1,356,176

Change in net assets	10,565,246	(4,655,992)
Net assets:
Beginning of year	19,346,758	24,002,750

End of year	$29,912,004	$19,346,758

Share Transactions (Class I Shares):
Sold	520,220	100,684
Reinvested	22,805	41,022
Redeemed	(98,074)	(57,551)

Change	444,951	84,155

See Notes to Financial Statements.

8

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	I shares
Vontobel U.S. Equity Institutional Fund	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$12.39	$16.24	$13.77	$12.35	$11.16

Income (loss) from investment operations:
Net investment income(a)	0.09	0.08	0.05	0.07	0.09
Net realized and unrealized gains (losses) from investments and foreign currency	3.05	(2.29)	2.81	1.58	1.17

Total from investment operations	3.14	(2.21)	2.86	1.65	1.26

Less distributions paid:
From net investment income	(0.05)	(0.06)	(0.04)	(0.09)	(0.07)
From net realized gains	(0.57)	(1.58)	(0.35)	(0.14)	—

Total distributions paid	(0.62)	(1.64)	(0.39)	(0.23)	(0.07)

Change in net asset value	2.52	(3.85)	2.47	1.42	1.19

Net asset value, end of year	$14.91	$12.39	$16.24	$13.77	$12.35

Total return	26.15%	(15.76%)	21.18%	13.47%	11.46%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$29,912	$19,347	$24,003	$19,816	$15,921
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.67%	0.51%	0.34%	0.54%	0.82%
Ratio of gross expenses to average net assets	2.74%	2.74%	2.61%	3.33%	3.15%
Portfolio turnover rate	30.34%	50.11%	43.97%	57.97%	27.31%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

See Notes to Financial Statements.

9

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fifth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 9, 2023. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel U.S. Equity Institutional Fund (the “Fund”) is a series of the Trust which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on March 27, 2018. These financial statements and notes only relate to the Fund.

The Fund is a diversified fund. The investment objective of the Fund is to provide long-term capital appreciation.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

10

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The Trustees have designated Vontobel Asset Management, Inc., as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) according to policies approved by the Board. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an approved independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2023 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Vontobel U.S. Equity Institutional Fund
Common Stocks*	$29,522,269	$—	$—	$29,522,269
Short-Term Investments	839,085	—	—	839,085

Total Investments	$30,361,354	$—	$—	$30,361,354

*See additional categories in the Schedule of Investments.

As of September 30, 2023 there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2023.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (and losses) from investment activities on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statement of Operations.

11

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in theTrust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, redemption in-kind, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2023, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax years ended September 30, 2023, 2022, 2021 and 2020 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

12

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

OTHER RISKS

The Fund is subject to market risk, which is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions, disruptions to business operations and supply chains, and staffing shortages. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Continuing uncertainties about interest rates, armed conflicts, rising government debt, political events, trade tensions and economic sanctions also contribute to market volatility. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (such as COVID-19), epidemics, climate change or climate-related events, terrorism, regulatory events and governmental or quasi-governmental actions.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”), which is registered under the Investment Advisers Act of 1940, as amended, to provide investment advisory services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser an annual fee based on the Fund’s daily net assets as set forth in the following table. The total fees incurred by the Fund pursuant to the Agreement is reflected as “Investment advisory” fees on the Statement of Operations. In addition, the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) exceed the rate in the table below.

Fund	Class	Advisory Fee	Expense Limitation
Vontobel U.S. Equity Institutional Fund	Class I	0.50% on first $500 million	0.65%
		0.45% on assets over $500 million

The expense limitation agreement is effective until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses as determined under generally accepted principles) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses automatically renews annually from year to year on the effective date of each subsequent annual update to the Fund’s registration statement, until such time as the Adviser provides written notice of non-renewal, and will terminate automatically upon termination of the Agreement.

13

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

For the year ended September 30, 2023, the Fund incurred advisory fees payable to Vontobel, expense waivers/reimbursements from Vontobel and paid expense recoupments to Vontobel as follows:

Fund	Advisory Fee to Vontobel	Expenses Reduced by Vontobel	Advisory Waivers Recouped by Vontobel
Vontobel U.S. Equity Institutional Fund	$116,726	$488,025	$—

The balances of recoverable expenses to Vontobel by the Fund at September 30, 2023 were as follows:

For the:	Expiring	Vontobel
Year Ended September 30, 2021	September 30, 2024	$444,141
Year Ended September 30, 2022	September 30, 2025	481,888
Year Ended September 30, 2023	September 30, 2026	488,025

Balances of Recoverable Expenses to the Adviser		$1,414,054

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian, and fund accounting agent for the Fund pursuant to written agreements with the Trust, on behalf of the Fund. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, and certain per account and transaction charges. The Fund is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”, d/b/a ACA Group) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, d/b/a ACA Group including providing certain officers to the Fund. The Fund has agreed to pay Foreside a tiered basis-point fee based on the Fund’s daily net assets, subject to an overall minimum annual fee of $150,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

The officers of theTrust are affiliated with Foreside, NorthernTrust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2023, the Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. Effective April 1, 2023, the Trust pays an annual retainer of $132,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2023, the aggregate Trustee compensation paid by the Trust was $416,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” fees on the Statement of Operations.

C.	Investment Transactions

For the year ended September 30, 2023, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales
Vontobel U.S. Equity Institutional Fund	$12,561,684	$7,066,084

14

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

D.	Federal Income Tax

As of September 30, 2023, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Vontobel U.S. Equity Institutional Fund	$24,409,769	$6,042,139	$(90,554)	$5,951,585

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2023 and September 30, 2022 for the Fund were as follows:

Vontobel U.S. Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2023	$74,211	$908,508	$982,719	$—	$982,719
2022	$625,176	$1,837,447	$2,462,623	$—	$2,462,623

As of the latest tax year ended September 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Vontobel U.S. Equity Institutional Fund	$104,526	$173,797	$278,323	$ —	$ —	$5,951,585	$6,229,908

E.	Concentration by Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

In addition, as of September 30, 2023, the Adviser or Adviser affiliates held outstanding shares of the Fund as follows:

Fund	Class	% Ownership
Vontobel U.S. Equity Institutional Fund	I shares	63.5

15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Vontobel U.S. Equity Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Equity Institutional Fund (the “Fund”) (one of the funds constituting Advisers Investment Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advisers Investment Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor on one or more investment companies in the Trust since 2013.

New York, New York

November 17, 2023

16

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2023 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2023:

QDI Percentage
Vontobel U.S. Equity Institutional Fund	100%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Corporate DRD Percentage
US Equity Institutional Fund	100%

B.	Summary of Fund Holdings as of September 30, 2023

Vontobel U.S. Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Software	15.1%
Medical Equipment & Devices	12.4
Institutional Financial Services	8.7
Technology Services	6.9
Beverages	6.8
Internet Media & Services	6.4
Health Care Facilities & Services	6.4
Food	6.0
Retail - Consumer Staples	5.8
Insurance	4.8
Cable & Satellite	3.7
E-Commerce Discretionary	3.7
Industrial Support Services	3.0
Electrical Equipment	2.0
Construction Materials	1.8

Retail - Discretionary	1.3

Market Exposure

Equity Securities	% of Net Assets
Chemicals	1.0%
Machinery	0.9
Semiconductors	0.9
Apparel & Textile Products	0.8
Wholesale - Discretionary	0.3

Total	98.7%

Equity

Issuer	% of Net Assets
Microsoft Corp.	5.5%
CME Group, Inc.	4.6
Mondelez International, Inc. - Class A	4.3
Intercontinental Exchange, Inc.	4.1
Mastercard, Inc. - Class A	4.1

Total	22.6%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2023 and held for the entire period through September 30, 2023.

17

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid 4/1/23–9/30/23*
Actual	0.65%	$1,000.00	$1,085.10	$3.40
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

*Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 866-252-5393 (toll free).

18

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

E.	Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	9	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	9	Diamond Hill Funds (retired 2022)
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	9	None

1	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

19

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2023 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kara M. Schneider Year of Birth: 1973	Secretary	Indefinite/ March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023.	N/A	N/A
Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/ January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Stefania C. Suciu Year of Birth: 1979	Assistant Secretary	Indefinite/March 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2015 to present.	N/A	N/A

1

The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Schneider, and Suciu is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

20

Vontobel U.S. Equity

Institutional Fund

(A series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Vontobel U.S. Equity Institutional Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Vontobel U.S. Equity Institutional Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Vontobel Asset Management, Inc.

1540 Broadway

38th Floor

New York, New York 10036

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001-8604

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

866-252-5393 (toll free) or 312-630-6583

(b) Not applicable.

Item 2. Code of Ethics.

As of September 30, 2023, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Independent Franchise Partners US Equity Fund

2023: $24,200

2022: $23,050

State Farm Funds

2023: $128,940

2022: $122,800

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

Vontobel U.S Equity Institutional Fund

2023: $29,000

2022: $28,000

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

River Canyon Total Return Bond Fund

2023: $40,000

2022: $34,400

NTAM Treasury Assets Fund

2023: $28,600

2022: $27,300

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Independent Franchise Partners US Equity Fund

2023: $0

2022: $0

State Farm Funds

2023: $0

2022: $0

Vontobel U.S. Equity Institutional Fund

2023: $0

2022: $0

River Canyon Total Return Bond Fund

2023: $0

2022: $0

NTAM Treasury Assets Fund

2023: $0

2022: $0

(c)	Tax Fees

Independent Franchise Partners US Equity Fund

2023: $6,115

2022: $5,825

State Farm Funds

2023: $27,760

2022: $26,040

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

Vontobel U.S. Equity Institutional Fund

2023: $7,150

2022: $6,930

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2023: $7,000

2022: $6,700

NTAM Treasury Assets Fund

2023: $3,600

2022: $3,400

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns, review of annual distributions and additional tax provision support services.

(d)	All Other Fees

Independent Franchise Partners US Equity Fund

2023: $0

2022: $0

State Farm Funds

2023: $0

2022: $0

Vontobel U.S. Equity Institutional Fund

2023: $0

2022: $0

River Canyon Total Return Bond Fund

2023: $0

2022: $0

NTAM Treasury Assets Fund

2023: $0

2022: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund

2023: 0%

2022: 0%

State Farm Funds

2023: 0%

2022: 0%

Vontobel U.S. Equity Institutional Fund

2023: 0%

2022: 0%

River Canyon Total Return Bond Fund

2023: 0%

2022: 0%

NTAM Treasury Assets Fund

2023: 0%

2022: 0%

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2023: $6,115

2022: $5,825

State Farm Funds

2023:$27,760

2022: $26,040

Vontobel U.S. Equity Institutional Fund

2023: $7,150

2022: $6,930

River Canyon Total Return Bond Fund

2023: $7,000

2022: $6,700

NTAM Treasury Assets Fund

2023: $3,600

2022: $3,400

(h) The Audit Committee considered the non-audit services rendered to each of the registrant’s investment advisers and believes the services are compatible with each principal accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisers Investment Trust

By:	/s/Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date:	November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	November 29, 2023

By:	/s/Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date:	November 29, 2023